As filed with the Securities and Exchange Commission on [date]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21316

THE KENSINGTON FUNDS
(Exact name of registrant as specified in charter)

4 Orinda Way, Suite 200C, Orinda, CA 94563
(Address of principal executive offices) (Zip code)

US Bancorp Fund Services, LLC
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

Kensington Investment Group, Inc.
(800) 253-2949
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Item 1. Report to Stockholders.

S E M I A N N U A L R E P O R T

S I X  M O N T H S  E N D E D  J U N E  3 0 ,  2 0 0 8

T H E  K E N S I N G T O N  F U N D S

Real Estate Securities Fund

Strategic Realty Fund

Select Income Fund

International Real Estate Fund

Global Real Estate Fund

Global Infrastructure Fund

Income Oriented.
Value Driven.

T H E K E N S I N G T O N F U N D S

Investments in the funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By themselves the funds do not constitute a complete investment plan and should be considered a long term investment for investors who can afford to tolerate changes in the value of their investments.

The foregoing information and opinions are for general information only. The Kensington Funds and Kensington Investment Group, Inc. do not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice and are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

TABLE OF CONTENTS

A LETTER FROM THE PRESIDENT	4

KENSINGTON REAL ESTATE SECURITIES FUND
Results at a Glance	7
Management’s Discussion and Analysis	9
Expense Example	11
Schedule of Portfolio Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Other Share Class Results	20

KENSINGTON STRATEGIC REALTY FUND
Results at a Glance	21
Management’s Discussion and Analysis	23
Expense Example	26
Schedule of Portfolio Investments	27
Statement of Assets and Liabilities	32
Statement of Operations	33
Statement of Changes in Net Assets	34
Statement of Cash Flows	36
Financial Highlights	38
Other Share Class Results	40

KENSINGTON SELECT INCOME FUND
Results at a Glance	41
Management’s Discussion and Analysis	43
Expense Example	45
Schedule of Portfolio Investments	46
Statement of Assets and Liabilities	51
Statement of Operations	52
Statement of Changes in Net Assets	53
Statement of Cash Flows	55
Financial Highlights	56
Other Share Class Results	58

KENSINGTON INTERNATIONAL REAL ESTATE FUND
Results at a Glance	59
Management’s Discussion and Analysis	61
Expense Example	63
Schedule of Portfolio Investments	64
Statement of Assets and Liabilities	67
Statement of Operations	68
Statement of Changes in Net Assets	69
Financial Highlights	72
Other Share Class Results	74

KENSINGTON GLOBAL REAL ESTATE FUND
Results at a Glance	75
Management’s Discussion and Analysis	77
Expense Example	80
Schedule of Portfolio Investments	81
Statement of Assets and Liabilities	85
Statement of Operations	86
Statement of Changes in Net Assets	87
Financial Highlights	90
Other Share Class Results	92

KENSINGTON GLOBAL INFRASTRUCTURE FUND
Results at a Glance	93
Management’s Discussion and Analysis	95
Expense Example	97
Schedule of Portfolio Investments	98
Statement of Assets and Liabilities	102
Statement of Operations	103
Statement of Changes in Net Assets	104
Financial Highlights	106
Other Share Class Results	108

NOTES TO THE FINANCIAL STATEMENTS	109

OTHER DISCLOSURES

DEFINITIONS

FUND MANAGEMENT

T H E K E N S I N G T O N F U N D S

A LETTER FROM THE PRESIDENT

Dear Investor,

The first six months of 2008 proved to be turbulent due to deepening concerns over the resilience of the global economy. Our infrastructure portfolio outperformed global equities, while real estate stocks registered bigger declines than broader markets over the period. Preferred stocks fared better amid the volatility, but still posted negative returns over the period, as most sectors were weighed down by heightened angst over the ongoing fallout from the credit crisis.

Fear is gaining an increasing hold on global financial markets, and while the end is not yet in plain sight, we believe investors should look for opportunity in the midst of one of the most challenging investment environments in decades.

Macroeconomic factors have created an environment with both inflationary forces (rising oil prices, weak dollar) and deflationary forces (credit crisis, falling housing prices) at work. The proliferation of global trade and finance has spread the impact of these factors throughout the global markets.

However, while investors are facing these very real pressures, we believe it is important to keep in mind that the longer term drivers of economic growth—globalization, urbanization, technological advances—should ultimately re-assert themselves. Importantly, history has shown that stocks typically recover well before the news is positive, although we would expect to see continued volatility in the near term. Ultimately, we believe a disciplined commitment to a diversified portfolio is the best approach to navigating today’s investment environment.

Although we may have yet to see the bottom of the current U.S. economic cycle, housing foreclosures, or the credit market crisis, we believe that the landscape is likely to look very different a year from now. Shorter term, we note that:

  Markets appear to have already priced in a prolonged period of weakness, suggesting that much of the weakness in stock prices may be behind us;
  Investor sentiment appears to be reaching bearish extremes, typically seen at the bottom of market cycles;
  Institutional cash holdings are the highest they have been in nearly a decade, indicating a substantial amount of money may be on the sidelines awaiting an opportune entry point.

Given this outlook, we believe that current unfavorable conditions should eventually improve, and that we will likely look back on this period as being marked not just by volatility and risk, but also by opportunity. In the meantime, the combination of a good deal of uncertainty and an unrelenting 24-hour news cycle will continue to test the commitment—and the stomachs—of the most stalwart among us.

Six Month Returns
for the period ended 6/30/08
in U.S. Dollars

Global Equities
MSCI World Index	-10.40%

Infrastructure
S&P Global Infrastructure Index	-8.83%

Preferred Stocks
Merrill Lynch Preferred Stock Index	-0.71%

Real Estate
United States	-4.15%
Continental Europe	-4.61%
Canada	-7.24%
New Zealand	-7.46%
Japan	-11.23%
Singapore	-12.79%
Global Real Estate	-13.71%
United Kingdom	-21.68%
Australia	-23.86%
Hong Kong	-32.51%

All data as of June 30, 2008. Real Estate - FTSE EPRA/NAREIT Global Real Estate Index, Source: EPRA. Preferred Stocks, Source: Bloomberg

INVESTMENT REVIEW & OUTLOOK

Global Real Estate

We believe that global real estate securities hold long term promise. While there are pockets of weakness around the globe, overall property fundamentals have continued to hold up well, and healthy stock dividend yields have continued to produce attractive income returns.

Real estate stocks in most regions of the world are now trading at discounts to the value of their underlying property portfolios. However, the question remains as to whether these discounts are large enough to adequately offset potential future weakness in fundamentals and property values. Currently, real estate company earnings, helped in many cases by long term leases, have proved pleasingly resilient, although the rate of growth appears to be decelerating. In our opinion, some regions of the world are now fully discounted (if not oversold), while others may still see further corrections.

Our portfolios are generally positioned for a mild and relatively short-lived U.S. recession and global slowdown, with a focus on solid businesses with strong balance sheets and a positive outlook for long term growth. Despite near term headline risks, we are maintaining our preference for high quality companies that demonstrate capabilities beyond rent collection to drive earnings. We expect to continue to witness volatility in all sectors in the months to come, and while we anticipate an eventual reversion to the mean for the sector in general, we expect that a recovery will take time to play out.

REIT Preferred Market

In our view, current pricing in the REIT preferred market is out of synch with the strong credit quality and relative yield spreads present in this market today. After a difficult second quarter caused by negative sentiment surrounding the financial sector, REIT preferred stocks now offer above-average dividend yields, and trade well outside of their typical yield spread to 10-Year Treasury notes.

We are seeking to take advantage of these historically wide spreads by increasing our allocation to the REIT preferred market in several of our more income-oriented mutual funds.

We believe the current volatility in preferred stocks is primarily sentiment-driven, attributable to continued concerns over credit quality and liquidity pressures in the broader financial sector. In our opinion, the bulk of the real estate companies in which we are investing have strong management teams and healthy balance sheets and as a result, we believe the cash flow from these senior securities is quite secure.

Going forward, we expect volatility to continue in the near term, but believe that this could prove to be an opportunity to increase allocations to REIT preferred securities, which currently offer above average dividend yields at attractive prices.

Global Infrastructure

The integration of global markets is driving companies (and capital) to compete on a worldwide scale. An ever “flattening” world is uncovering wide gaps in basic infrastructure assets, networks and services necessary for nations to function, much less compete for, goods and services. Globalization – together with rising population, urbanization and the need for alternative energy – are the powerful secular forces behind the increasing demand for infrastructure services. One indication of the growth in demand for infrastructure services is the more than $50+ trillion through 2030 that is predicted to be needed for construction and maintenance of infrastructure assets around the world.1

While mindful of short term economic concerns, we have a constructive long term outlook for the infrastructure sector and remain fully invested with a focus on both existing assets for their more defensive, income-oriented characteristics, and more growth-oriented investments in companies poised to benefit from the build out of new infrastructure.

In general, we are finding good values in this market today. Infrastructure assets offer some of the key risk-return characteristics of core real estate investments: the ability to own hard assets with predictable income that is typically inflation protected. Notably, adding a 10% infrastructure allocation to a portfolio has historically increased returns and reduced volatility.2

Despite the difficult market environment, we believe that the long term prospects for these businesses are solid, and will continue to contribute to investment returns.

LOOKING FORWARD

We will continue to invest around the macro themes fueling global economic growth: globalization, urbanization and technological advances. We believe that these drivers are crucial to global stock performance. While no one can know at exactly what day and hour this bear market will right itself, these fundamental pillars continue to be the basis of our constructive long term outlook for global real estate and infrastructure markets.

We appreciate your confidence in our team to steward a portion of your investments through these challenging times.

Sincerely,

John Kramer
President and Co-Chief Investment Officer

Please see the following page for important information.

T H E K E N S I N G T O N F U N D S

____________________
1 Organization for Economic Cooperation and Development, 2007.
2 Source: Callan Associates, Inc. Based on 5-year returns for period ended 6/30/08. Global Infrastructure – S&P Global Infrastructure Index; World Equities – MSCI World Index; Bonds – Citigroup World Government Bond Index; Global Real Estate – FTSE EPRA/ NAREIT Global Real Estate Index; Broad Stocks - S&P 500 Index.

Past performance is no guarantee of future results.

Investments in mortgage-backed securities include additional risks including but not limited to credit risk, pre-payment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D

RESULTS AT A GLANCE

Average Annualized Returns In Percent				Since	12-Month	30-Day
For Period Ended 6/30/08	1	3	5	Inception	Dividend	SEC
With All Distributions Reinvested	Year	Year	Year	(12/31/02)	Yield[1]	Yield[2]
Real Estate Securities Fund – A Share at NAV	-16.90	3.89	12.90	14.33	2.87%	2.68%
Real Estate Securities Fund – With Load	-21.68	1.86	11.57	13.11	2.70%	2.52%
MSCI U.S. REIT Index[3]	-14.11	4.80	14.07	15.42
S&P 500 Index[4]	-13.09	4.40	7.58	9.05
Expense Ratio as of 12/31/07[5] : 1.47% net operating expenses 1.47% gross operating expenses

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com.

The funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance shown with load reflects the Class A maximum sales charge of 5.75% but does not reflect the redemption fee. Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or redemption fee. If reflected, the load and/or redemption fee would reduce the performance quoted. Results for other share classes can be found on page 20.

1 The dividend yield is the sum of the trailing 12 months of cash distributions, excluding capital gains distributions, divided by the most recent net asset value.
2 The 30-Day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.
3 The fund’s benchmark index, the MSCI U.S. REIT Index, is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.
4 For comparative purposes, the Standard and Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

5 The Adviser has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class A shares at 1.45%.

Investors should be aware of the risks involved with investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. These risks are discussed in the fund’s prospectus. By itself the fund does not constitute a complete investment plan and should be considered a long term investment for investors who can afford to weather changes in the value of their investments. There is no guarantee that the investment objective will be achieved.

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D

PROPERTY SECTOR DIVERSIFICATION
% of Portfolio Holdings by Property Type as of June 30, 2008

Property	Common	Other	Net Portfolio
Sector	Stock	Investments	Percentage
Retail[1]	26.6	—	26.6
Office	12.9	—	12.9
Apartments	12.6	—	12.6
Healthcare	12.5	—	12.5
Warehouse/Industrial	10.3	—	10.3
Hotel	5.5	—	5.5
Storage	5.5	—	5.5
Diversified	5.3	—	5.3
Other[2]	2.5	0.8	3.3
Net Lease	2.1	—	2.1

Portfolio holdings are subject to change.

Portfolio holding percentages do not include other assets in excess of liabilities (3.4%) and will not total 100%.
1 Retail includes Regional Malls (Common Stock) 13.9% and Shopping Centers (Common Stock) 12.7%.
2 Other includes Investment Companies - Real Estate Sector 2.5% and Repurchase Agreement 0.8%.

GROWTH OF $10,000 INVESTMENT
Period from fund inception on December 31, 2002 to June 30, 2008

Average Annualized Total Returns on a $10,000 investment with all distributions reinvested for period ended 6/30/08 for the Real Estate Securities Fund (Class A Shares) reflecting maximum sales charge
1-Year: -21.68%
3-Year: 1.86%
5-Year: 11.57%
Since Inception (12/31/02): 13.11%
Performance for other share classes can be found on page 20.

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

MANAGEMENT’S DISCUSSION AND ANALYSIS

Kensington Real Estate Securities Fund seeks to provide total return from both capital appreciation and current income by investing in a portfolio of real estate securities. A key focus of the fund is to buy and hold companies that are known for owning high quality assets and are managed by strong, seasoned teams. The fund’s long term investment horizon is best suited for investors who want to maintain a commitment to real estate in their portfolios.

U.S. real estate stocks saw extreme price volatility through the first half of 2008, but performed better than most major stock indices. U.S. REITs, as measured by the MSCI U.S. REIT Index, were down 3.45% in the first half of 2008, after a 17% drop in 2007.1 The fund returned -6.62% for the six month period ended 6/30/08, falling behind its benchmark due to the timing of putting our cash balances to work and because our U.S. office holdings underperformed their peers.

We believe that the decline in real estate stock pricing over the past 18 months accurately reflects many of the macroeconomic and property-specific concerns dominating investor sentiment and has resulted in attractive valuations. As of June 30, U.S. REITs were trading at discounts to asset values by our estimates and offered an average dividend yield above the 10-year Treasury.2

INVESTMENT STRATEGY

The Real Estate Securities Fund continued to follow a more conservative investment strategy during the first six months of 2008. Given the ongoing high volatility in global equities and uncertainty caused by the economic slowdown, the fund maintained its defensive posture, which included a reduction of holdings in companies that are primarily developers and an increased emphasis on avoiding companies with large near term debt obligations.

Conditions that led to the price declines in 2007 continued to intensify in the first six months of 2008. Lending requirements tightened further as the credit crunch spread throughout the banking and finance sectors, creating more difficulties for buyers seeking acquisition financing or property owners needing to replace maturing debt. This in turn resulted in lower property value estimates as the transaction market dried up and, combined with slower economic growth projections, kept many investors on the sidelines.

The fund was positively impacted by our investments in three sectors: Apartments, Storage and Diversified. The fund’s negative performance came largely from its holdings in the Office, Industrial, Hotel and Retail sectors, all of which were hurt by fears of a slowing U.S. economy.

Apartments

Apartment real estate stocks were the fund’s top performing sector during the first half of 2008. Our two largest Apartment holdings as of June 30, 2008 were AvalonBay Communities, Inc. and Essex Property Trust, Inc. These well-respected companies own apartment communities in hard-to-build cities like San Francisco, Seattle, Boston and New York City.

Apartment REITs have been beneficiaries of the credit crunch thus far. Many would-be homebuyers are finding it difficult to obtain mortgages in the current lending environment. While some apartment markets saw too much condominium construction and have been softening, most markets still appear to be enjoying high occupancy and achieving rent increases. Job losses so far have not had the negative impact on renter demand that characterized the last recession.

Storage

Self-storage real estate stocks were among the fund’s best performing sectors during the first half of 2008, returning 12.15%.3 Our largest Storage holding at mid-year 2008 was Public Storage, Inc., which has now expanded its familiar brand internationally.

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D

Retail

Retail is our largest sector holding, accounting for nearly 27% of the fund. During the reporting period, we were slightly underweight this sector. Although it offered the best valuations outside of the Hotel sector, we remained cautious. As consumers reined in spending, retail sales growth has slowed and tenant bankruptcies have increased. So far, store closures have mostly affected lower-quality shopping centers, which we have avoided.

We have maintained our focus on more defensive positions in companies with high-quality malls, grocery-anchored centers and portfolios with longer lease durations. At mid-year 2008, the fund was invested in eight Retail companies, the largest of which was Simon Property Group, Inc.

Office, Industrial and Hotel

These sectors were particularly hard hit by fears of slower global economic growth and were the fund’s largest performance detractors in the first half of the year. ProLogis, the world’s leading owner of industrial properties, is the fund’s largest industrial holding. Its stock price declined 12.7% during the first half as fears of a global economic slowdown increased.

The fund was underweight the Hotel sector throughout the period and this helped our relative performance, as the sector declined nearly 21% year-to-date.4 However, the fund’s Office holdings severely underperformed the benchmark return due to our position in Maguire Properties, Inc., an owner of downtown Los Angeles Class A office towers. The company put itself up for sale during the period but could not consummate a transaction; the stock price fell sharply as a result. Our other large office holdings include Boston Properties, Inc. and Brookfield Properties Corp.

CONCLUSION

Despite ongoing turmoil in the markets, we believe real estate remains an important component of core portfolios, providing diversification, predictable cash flow from long term leases and a potential hedge against inflation.

We believe that healthy fundamentals and consistent earnings growth will return to the to the U.S. REIT market once the credit crisis and slower economic growth have cleared the horizon. Careful sector and stock selection to protect income and value will continue to be our stance.

Michael McGowan
Portfolio Manager

____________________
1 Bloomberg, MSCI U.S. REIT Index.
2 Bloomberg, NAREIT, 6/30/08.
3 NAREIT, 6/30/08. Returns are for the Self Storage sub-sector of the NAREIT Equity REIT Index.
4 NAREIT, 6/30/08. Returns are for the Hotel sub-sector of the NAREIT Equity REIT Index.

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for fund holdings as of June 30, 2008.

EXPENSE EXAMPLE

As a shareholder of the Kensington Real Estate Securities Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2008 to June 30, 2008.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Kensington Real Estate Securities Fund	January 1, 2008	June 30, 2008	During Period*
Class A Shares
Actual	$1,000.00	$933.80	$6.97
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.27

Class B Shares
Actual	$1,000.00	$930.00	$10.56
Hypothetical (5% return before expenses)	$1,000.00	$1,013.92	$11.02

Class C Shares
Actual	$1,000.00	$930.20	$10.56
Hypothetical (5% return before expenses)	$1,000.00	$1,013.92	$11.02

Class Y Shares
Actual	$1,000.00	$935.20	$5.77
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.02

* Expenses are equal to the Fund’s annualized expense ratio of 1.45% for Class A, 2.20% for Class B, 2.20% for Class C, and 1.20% for Class Y multiplied by the average account value over the period, multiplied by 182 days in the most recent fiscal half-year/366 to reflect the one-half year period.

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D

SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2008 (UNAUDITED)

REAL ESTATE COMMON STOCK (95.8%)	Shares	Market Value($)
Apartments (12.6%)
AvalonBay Communities, Inc.	17,200	1,533,552
Equity Residential Properties Trust	24,500	937,615
Essex Property Trust, Inc.	12,900	1,373,850
Mid-America Apartment Communities, Inc.	3,150	160,776
		4,005,793
Diversified (5.3%)
Duke Realty Corp.	11,500	258,175
Vornado Realty Trust	16,100	1,416,800
		1,674,975
Healthcare (12.5%)
HCP, Inc.	29,500	938,395
Health Care REIT, Inc.	7,200	320,400
Nationwide Health Properties, Inc.	38,300	1,206,067
Ventas, Inc.	34,900	1,485,693
		3,950,555
Hotel (5.5%)
DiamondRock Hospitality Co.	28,900	314,721
Host Hotels & Resorts, Inc.	55,000	750,750
Marriott International, Inc. - Class A	25,600	671,744
		1,737,215
Investment Companies (2.5%)
iShares Dow Jones US Real Estate Index Fund	5,300	323,035
iShares Cohen & Steers Realty Majors Index Fund	6,400	480,896
		803,931
Net Lease (2.1%)
National Retail Properties, Inc.	32,200	672,980

Office Property (12.9%)
Boston Properties, Inc.	14,595	1,316,761
Brookfield Properties Corp.	64,396	1,145,605
Corporate Office Properties Trust	9,590	329,224
Maguire Properties, Inc.	33,400	406,478
SL Green Realty Corp.	10,600	876,832
		4,074,900
Regional Malls (13.9%)
General Growth Properties, Inc.	26,700	935,301
Simon Property Group, Inc.	33,200	2,984,348
Taubman Centers, Inc.	10,100	491,365
		4,411,014
Shopping Centers (12.7%)
Acadia Realty Trust	23,200	537,080
Developers Diversified Realty Corp.	18,800	652,548
Federal Realty Investment Trust	14,100	972,900
Kimco Realty Corp.	31,200	1,077,024
Regency Centers Corp.	13,500	798,120
		4,037,672

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2008 (UNAUDITED) CONTINUED

	Shares or
REAL ESTATE COMMON STOCK (CONTINUED)	Principal Amount	Market Value($)
Storage (5.5%)
Public Storage, Inc.	21,632	1,747,649

Warehouse/Industrial (10.3%)
AMB Property Corp.	12,700	639,826
EastGroup Properties, Inc.	12,000	514,800
ProLogis Trust	39,150	2,127,803
		3,282,429

Total Real Estate Common Stock (cost $28,278,674)		30,399,113

Repurchase Agreement (0.8%)
Custodial Trust Co., 1.850%, dated 6/30/08 due
07/01/08, repurchase price $259,757
(collateralized by U.S. Treasury Note, 07/15/13, valued at $265,880)	$259,743	259,743

Total Investments in Securities (cost $28,538,417) – 96.6%		30,658,856
Other Assets in excess of Liabilities – 3.4%		1,080,028
NET ASSETS – 100.0%		$31,738,884

FAS 157 - SCHEDULE OF FAIR VALUE EXPOSURE AT JUNE 30, 2008

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Quoted prices in active markets for identical securities.
Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2008:

	Investments in	Other Financial
Description	Securities	Instruments++
Level 1 - Quoted prices	$30,399,113	$–
Level 2 - Other significant observable inputs	$259,743	$–
Level 3 - Significant unobservable inputs	$–	$–
Total	$30,658,856	$–

++ Other Financial Instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D D

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2008 (UNAUDITED)

ASSETS
Investments, at value (cost $28,278,674)	$30,399,113
Repurchase agreements, at cost	259,743
Total Investments, (cost $28,538,417)	30,658,856
Interest and dividends receivable	105,308
Receivables from investment securities sold	2,382,619
Receivable for capital shares issued	59,674
Other receivables	1,531
Prepaid expenses	29,264
Total Assets	33,237,252
LIABILITIES
Payables for investments purchased	1,353,959
Payable for capital shares redeemed	71,196
Accrued expenses and other payables
Investment advisory fees	9,926
Distribution fees	19,632
Administrative services plan fees	6,608
Other accrued expenses	37,047
Total Liabilities	1,498,368
NET ASSETS	$31,738,884
Capital	$29,412,114
Undistributed net investment income loss	(52,052)
Accumulated realized gain on investments	258,383
Net unrealized appreciation on investments	2,120,439
Net Assets	$31,738,884
Class A
Net Assets	$18,529,277
Shares outstanding	583,680
Redemption price per share	$31.75
Maximum Sales Charge-Class A	5.75%
Maximum Offering Price
[100%/(100%-Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$33.68
Class B
Net Assets	$3,511,039
Shares outstanding	111,446
Offering and redemption price per share[1]	$31.50
Class C
Net Assets	$8,222,632
Shares outstanding	261,376
Offering and redemption price per share[1]	$31.46
Class Y
Net Assets	$1,475,936
Shares outstanding	46,229
Offering and redemption price per share[1]	$31.93

1 Redemption price per share varies by length of time shares are held.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATONS - SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

INVESTMENT INCOME
Dividend income (net of foreign tax withheld of $1,978)	$665,413
Interest income	26,388
Total Investment Income	691,801

EXPENSES
Investment advisory fees	163,243
Distribution fees
Class A	27,763
Class B	20,732
Class C	52,542
Administration, fund accounting and transfer agent fees	24,987
Administrative services plan fees	22,952
State registration fees	23,243
Custodian fees	6,843
Reports to shareholders	11,024
Legal fees	9,821
Audit fees	20,932
Insurance expense	1,182
Trustees’ fees	1,622
Other expenses	4,172
Total operating expenses before waivers	391,058
Less: Expenses reimbursed by the Adviser	(59,300)
Interest expense	7
Net Expenses	331,765
Net Investment Income	360,036

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments	(1,403,221)
Change in unrealized appreciation (depreciation)
from investments	(1,550,749)
Net realized/unrealized loss from investments	(2,953,970)
Net change in net assets resulting from operations	$(2,593,934)

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D D

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS FROM	June 30, 2008	December 31, 2007
	(Unaudited)
OPERATIONS
Net investment income	$360,036	$1,579,567
Net realized gain (loss) from investments	(1,403,221)	5,657,076
Change in unrealized appreciation (depreciation) from
investments	(1,550,749)	(19,914,518)
Change in net assets resulting from operations	(2,593,934)	(12,677,875)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(274,633)	(819,747)
From net realized gain from investments	–	(3,240,778)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(38,632)	(97,758)
From net realized gain from investments	–	(582,251)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(91,690)	(291,877)
From net realized gain from investments	–	(1,766,141)
DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
From net investment income	(22,546)	(45,722)
From net realized gain from investments	–	(196,691)
Change in net assets from distributions to shareholders	(427,501)	(7,040,965)
CAPITAL TRANSACTIONS
Proceeds from shares issued	2,395,250	18,760,637
Shares issued in reinvestment of distributions	355,863	6,190,239
Payments for shares redeemed	(15,229,912)	(49,326,241)
Other capital contributions	–	13,087
Redemption fees	37	9,349
Change in net assets from capital transactions	(12,478,762)	(24,352,929)
Change in net assets	(15,500,197)	(44,071,769)
NET ASSETS
Beginning of year	47,239,081	91,310,850
End of year	$31,738,884	$47,239,081
Undistributed net investment income	$(52,052)	$15,413

CAPITAL TRANSACTIONS
CLASS A
Proceeds from shares issued	$1,784,676	$8,873,625
Dividends reinvested	222,506	3,539,594
Cost of shares redeemed	(8,271,795)	(28,135,893)
Other capital contributions	–	7,309
Redemption fees	3	3,889
Change	$(6,264,610)	$(15,711,476)
CLASS B
Proceeds from shares issued	$56,294	$2,507,391
Dividends reinvested	33,377	616,194
Cost of shares redeemed	(1,134,398)	(5,028,574)
Other capital contributions	–	1,357
Redemption fees	8	1,714
Change	$(1,044,719)	$(1,901,918)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS CONTINUED

	Six Months Ended	Year Ended
CAPITAL TRANSACTIONS	June 30, 2008	December 31, 2007
	(Unaudited)
CLASS C
Proceeds from shares issued	$267,341	$4,695,962
Dividends reinvested	77,732	1,800,161
Cost of shares redeemed	(5,478,137)	(14,969,479)
Other capital contributions	–	3,965
Redemption fees	26	609
Change	$(5,133,038)	$(8,468,782)

CLASS Y
Proceeds from shares issued	$286,939	$2,683,659
Dividends reinvested	22,248	234,290
Cost of shares redeemed	(345,582)	(1,192,295)
Other capital contributions	–	456
Redemption fees	–	3,137
Change	$(36,395)	$1,729,247

SHARE TRANSACTIONS
CLASS A
Issued	52,038	190,404
Reinvested	6,478	95,330
Redeemed	(242,952)	(631,086)
Change	(184,436)	(345,352)

CLASS B
Issued	1,612	54,588
Reinvested	978	16,862
Redeemed	(33,731)	(116,359)
Change	(31,141)	(44,909)

CLASS C
Issued	8,090	100,459
Reinvested	2,278	49,341
Redeemed	(165,686)	(342,598)
Change	(155,318)	(192,798)

CLASS Y +
Issued	8,313	54,929
Reinvested	646	6,327
Redeemed	(10,675)	(27,302)
Change	(1,716)	33,954

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D D

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities:			Less Dividends

	Net Asset		Net Realized/
	Value,	Net	Unrealized	Total From	Net	Net
	Beginning of	Investment	Gains on	Investment	Investment	Realized
	Period	Income	Investments	Activities	Income	Gains
Kensington Real Estate Securities Fund Class A
Period Ended June 30, 2008[1]	$34.46	0.37 (e)	(2.63)	(2.26)	(0.45)	–
Year Ended December 31, 2007	$47.61	1.08 (e)	(8.67)	(7.59)	(0.92)	(4.64)
Year Ended December 31, 2006	$38.76	0.78 (e)	12.79	13.57	(0.94)	(3.78)
Year Ended December 31, 2005	$39.22	1.09 (e)	3.83	4.92	(1.06)	(4.32)
Year Ended December 31, 2004	$32.21	0.91 (e)	8.53	9.44	(1.16)	(1.27)
Period Ended December 31, 2003*	$25.41	0.83	7.14	7.97	(1.02)	(0.15)

Kensington Real Estate Securities Fund Class B
Period Ended June 30, 2008[1]	$34.22	0.23 (e)	(2.62)	(2.39)	(0.33)	–
Year Ended December 31, 2007	$47.28	0.73 (e)	(8.57)	(7.84)	(0.58)	(4.64)
Year Ended December 31, 2006	$38.56	0.44 (e)	12.68	13.13	(0.63)	(3.78)
Year Ended December 31, 2005	$39.06	0.70 (e)	3.90	4.60	(0.78)	(4.32)
Year Ended December 31, 2004	$32.12	0.67 (e)	7.28	7.95	(0.93)	(0.08)
Period Ended December 31, 2003*	$25.40	0.70	7.06	7.76	(0.89)	(0.15)

Kensington Real Estate Securities Fund Class C
Period Ended June 30, 2008[1]	$34.15	0.23 (e)	(2.60)	(2.37)	(0.32)	–
Year Ended December 31, 2007	$47.20	0.73 (e)	(8.57)	(7.84)	(0.57)	(4.64)
Year Ended December 31, 2006	$38.50	0.44 (e)	12.67	13.12	(0.63)	(3.78)
Year Ended December 31, 2005	$39.00	0.77 (e)	3.81	4.58	(0.76)	(4.32)
Year Ended December 31, 2004	$32.07	0.68 (e)	7.26	7.94	(0.93)	(0.08)
Period Ended December 31, 2003*	$25.40	0.69	7.04	7.73	(0.91)	(0.15)

Kensington Real Estate Securities Fund Class Y
Period Ended June 30, 2008[1]	$34.65	0.42 (e)	(2.64)	(2.22)	(0.50)	–
Year Ended December 31, 2007	$47.59	1.16 (e)	(8.41)	(7.25)	(1.05)	(4.64)
Year Ended December 31, 2006**	$42.75	0.76 (e)	8.65	9.41	(0.79)	(3.78)

*	A nine month period due to year end change from March 31 to December 31.
**	From commencement of operations on April 28, 2006.
(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	Computed using the average share method.
^	Less than $0.01 per share.
[1]	Unaudited

The accompanying notes are an integral part of these financial statements.

from:				Ratios/Supplemental Data
							Ratio of Net
					Ratio of	Ratio of	Investment
					Expenses to	Expenses to	Income to
					Average Net	Average Net	Average Net
					Assets -	Assets -	Assets -
					Includes	Excludes	Includes
				Net Assets,	Waived	Waived	Waived
		Net Asset		End of	Fees and	Fees and	Fees and
Total	Redemption	Value,	Total Return	Period	Reimbursed	Reimbursed	Reimbursed	Portfolio
Distributions	Fees	End of Period	(a) (b)	(000’s)	Expenses (c)	Expenses (c)	Expenses (c)	Turnover (d)

(0.45)	–^	$31.75	(6.62%)	$18,529	1.45%	1.76%	2.15%	62.01%
(5.56)	–^	$34.46	(16.55%)	$26,469	1.47%	1.45%	2.33%	204.11%
(4.72)	$0.01	$47.61	35.35%	$53,011	1.45%	1.45%	1.75%	130.85%
(5.38)	–^	$38.76	12.59%	$38,777	1.45%	1.45%	2.80%	122.22%
(2.43)	–	$39.22	30.04%	$20,294	1.45%	1.84%	2.73%	111.71%
(1.17)	–	$32.21	31.86%	$5,600	1.45%	3.56%	4.11%	87.64%

(0.33)	–^	$31.50	(7.00%)	$3,511	2.20%	2.51%	1.40%	62.01%
(5.22)	–^	$34.22	(17.12%)	$4,879	2.22%	2.20%	1.58%	204.11%
(4.41)	$0.01	$47.28	34.28%	$8,864	2.20%	2.20%	1.00%	130.85%
(5.10)	–^	$38.56	11.76%	$5,211	2.20%	2.20%	1.82%	130.85%
(1.01)	–	$39.06	29.06%	$3,034	2.20%	2.59%	1.98%	111.71%
(1.04)	–	$32.12	30.99%	$907	2.20%	4.31%	3.33%	87.64%

(0.32)	–^	$31.46	(6.98%)	$8,223	2.20%	2.51%	1.40%	62.01%
(5.21)	–^	$34.15	(17.15%)	$14,230	2.22%	2.20%	1.58%	204.11%
(4.41)	–^	$47.20	34.28%	$28,770	2.20%	2.20%	1.00%	130.85%
(5.08)	–^	$38.50	11.73%	$19,068	2.20%	2.20%	1.96%	130.85%
(1.01)	–	$39.00	29.08%	$14,105	2.20%	2.59%	1.98%	111.71%
(1.06)	–	$32.07	30.88%	$5,468	2.20%	4.31%	3.36%	87.64%

(0.50)	–	$31.93	(6.48%)	$1,476	1.20%	1.51%	2.40%	62.01%
(5.69)	$0.07	$34.65	(15.87%)	$1,661	1.22%	1.20%	2.58%	204.11%
(4.57)	–	$47.59	22.22%	$666	1.20%	1.20%	2.00%	130.85%

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D

OTHER SHARE CLASS RESULTS – UNAUDITED

Average Annualized Returns in Percent				Since
For Period Ended 6/30/08	1	3	5	Inception
With All Distributions Reinvested	Year	Year	Year	(12/31/02)
Class B Shares
not reflecting applicable CDSC[1]	-17.48	3.13	12.04	13.46
reflecting applicable CDSC	-21.08	2.40	11.79	13.35
Expense Ratio as of 12/31/07[2] : 2.22% net operating expenses 2.22% gross operating expenses

Class C Shares
not reflecting applicable CDSC[1]	-17.49	3.10	12.02	13.43
reflecting applicable CDSC	-18.21	3.10	12.02	13.43
Expense Ratio as of 12/31/07[2] : 2.22% net operating expenses 2.22% gross operating expenses

Class Y Shares	-16.61	4.28	13.15	14.57
Expense Ratio as of 12/31/07[2] : 1.22% net operating expenses 1.22% gross operating expenses

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

[1] CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.
[2] The Adviser has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class A shares at 1.45%.
* Class Y shares of the fund were not in existence prior to April 28, 2006. The Class Y share performance that is presented for those periods prior to April 28, 2006 is based on the performance of Class A shares since the inception of the fund. The returns for Class Y shares will differ from the returns for Class A shares because of differences in expenses of each class. Class Y shares are not subject to the Rule 12b-1 service and distribution fees that Class A shares are subject to and Class Y shares will therefore generally have lower expenses than Class A shares.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

RESULTS AT A GLANCE

Average Annualized Returns In Percent				Since	12-Month	30-Day
For Period Ended 6/30/08	1	3	5	Inception	Dividend	SEC
With All Distributions Reinvested	Year	Year	Year	(9/15/99)	Yield[1]	Yield[2]
Strategic Realty Fund – A Share at NAV	-23.76	-2.28	7.64	15.20	5.46%	5.58%
Strategic Realty Fund – With Load	-28.14	-4.20	6.37	14.42	5.15%	5.26%
FTSE NAREIT Composite Index[3]	-16.66	2.39	12.06	13.31
S&P 500 Index[4]	-13.09	4.40	7.58	1.34
Expense Ratio as of 12/31/07[5] : 1.99% net operating expenses 3.06% gross operating expenses

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com.

The funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance shown with load reflects the Class A maximum sales charge of 5.75% but does not reflect the redemption fee. Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or redemption fee. If reflected, the load and/or redemption fee would reduce the performance quoted. Results for other share classes can be found on page 40.

[1] The dividend yield is the sum of the trailing 12 months of cash distributions, excluding capital gains distributions, divided by the most recent net asset value.
[2] The 30-Day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.
[3] The fund’s benchmark index, the FTSE NAREIT Composite Index, consists of all REITs included in the FTSE NAREIT All REITs Index that also meet the minimum size and liquidity criteria. The FTSE NAREIT Composite Index is free float adjusted.
[4] For comparative purposes, the Standard and Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

[5] The Adviser has contractually agreed, until December 31, 2010, to waive expenses and/or reimburse the fund certain expenses (excluding (1) increases to the advisory fee due to performance adjustments, (2) extraordinary expenses and (3) dividend and interest expense) to the extent necessary to maintain Total Fund Operating Expenses for Class A shares at 2.25%.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The fund’s hedging activities, although they are designed to help offset negative movements in the markets for the fund’s investments, will not always be successful. Moreover, they can also cause the fund to lose money or fail to get the benefit of a gain.

The fund can buy securities with borrowed money (a form of leverage), which can magnify the fund’s gains and losses.

Short sales can cause a loss to the fund if the price of the security sold short increases between the date of the short sale and the date on which the fund must settle the transaction.

Investment in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D D

PROPERTY SECTOR DIVERSIFICATION
% of Portfolio Holdings by Property Type as of June 30, 2008

	Real Estate	Real Estate				Net
Property	Common	Preferred	Corporate	Other	Securities	Portfolio
Sector	Stock	Stock	Bonds	Investments	Sold Short	Percentage
Retail[1]	16.8	5.1	3.5	—	—	25.4
Mortgage	5.2	7.9	5.3	—	-1.6	16.8
Office	7.1	7.4	—	—	-1.2	13.3
Apartments	10.3	2.8	—	—	—	13.1
Healthcare	8.3	0.9	—	—	—	9.2
Diversified	5.4	2.0	—	—	—	7.4
Warehouse/Industrial	5.3	1.9	—	—	—	7.2
Net Lease	1.1	3.5	—	—	—	4.6
Repurchase Agreement	—	—	—	4.6	—	4.6
Hotel	3.8	0.4	—	—	—	4.2
Storage	3.2	0.7	—	—	—	3.9
Investment Companies	1.0	—	—	1.1	—	2.1
Government-Sponsored Enterprises	—	2.0	—	—	—	2.0
Other Equity Investments	—	—	—	0.6	—	0.6

Portfolio holdings are subject to change. Due to the effect of leverage, portfolio holding percentages do not total 100%.

Portfolio holding percentages do not include other assets in excess of liabilities (17.2%).
[1] Retail includes Regional Malls (Common Stock) 9.3%, Shopping Centers (Common Stock) 7.5%, Regional Malls (Preferred Stock) 5.1%, Regional Malls (Corporate Bonds) 1.9%, Shopping Centers (Corporate Bonds) 1.6%.

GROWTH OF $10,000 INVESTMENT
Period from fund inception on September 15, 1999 to June 30, 2008

Average Annualized Total Returns on a $10,000 investment with all distributions reinvested for period ended 6/30/08 for the Strategic Realty Fund (Class A Shares) reflecting maximum sales charge
1-Year: -28.14%
3-Year: -4.20%
5-Year: 6.37%
Since Inception (9/15/99): 14.42%
Performance for other share classes can be found on page 40.

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

MANAGEMENT’S DISCUSSION AND ANALYSIS

The Kensington Strategic Realty Fund is designed for investors seeking total return through a combination of high current income relative to equity investment alternatives, plus long term growth of capital. The fund invests primarily in securities issued by real estate companies and may utilize hedging strategies to mitigate risk. Despite relatively strong performance early in the year, the fund returned -8.06% as of June 30, 2008, ending the six month period trailing the benchmark FTSE NAREIT Composite Index, which returned -5.56%. This was largely due to the timing of putting capital to work during the second quarter.

INVESTMENT STRATEGY

Conditions that led to the real estate stock price declines in 2007 continued to intensify in the first six months of 2008. Lending requirements tightened further as the credit crunch spread throughout the banking and finance sectors, creating more difficulties for buyers seeking acquisition financing or property owners needing to replace maturing debt. This in turn resulted in lower property value estimates as the transaction market dried up and, combined with slower economic growth projections, kept many investors on the sidelines.

During periods of uncertainty, we desire to protect capital while looking for compelling opportunities for long term returns. We entered 2008 concerned about the outlook for the economy and positioned the fund defensively, reducing our exposure to REIT common stock in favor of preferred securities issued by real estate companies. In uncertain environments, we believe real estate preferred securities may offer attractive projected returns at a lower risk profile.

The credit crisis worsened much faster than anticipated over the first several months of the year, resulting in the collapse and federally aided bailout of Bear Stearns in mid-March. The fund’s portfolio performed relatively well through this period. Following the Bear Stearns bailout, there was a dramatic rebound in REIT share prices. We did not benefit from this rally due to our conservative positioning, with limited exposure to REIT common stocks and substantial exposure to preferred stocks.

As the markets calmed early in the second quarter and REIT share prices pulled back, we took the fund to a more fully invested posture. Concerns in the financial sector began to mount again, causing a significant sell-off in equity markets and REIT preferred shares near quarter-end.

At mid-year 2008, the fund was 67.5% net invested in real estate common stocks and 43.4% invested in real estate senior securities. The fund is slightly more than fully-invested (we were 8% leveraged at June 30, 2008) in a portfolio of securities that we believe represent good value and is well-diversified across property types.

We believe that the decline in real estate stock pricing over the past 18 months accurately reflects many of the macroeconomic and property-specific concerns dominating investor sentiment and has resulted in attractive valuations. As of June 30, U.S. REITs were trading at an estimated discount to asset values in our view and offered an average dividend yield above the 10-year Treasury.1

The following is an overview of our thoughts on some the principal sectors where we have exposure. All positions cited below are net, after reconciling long and short performance, and include both common stock and preferred securities.

Apartments

Apartment real estate stocks were one of the fund’s best performing sectors during the first half of 2008. Our two largest Apartment holdings as of June 30, 2008 were AvalonBay Communities, Inc. and Essex Property Trust, Inc. These well-respected companies own apartment communities in hard-to-build cities like San Francisco, Seattle, Boston and New York City.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

Apartment REITs have been beneficiaries of the credit crunch thus far. Many would-be homebuyers are finding it difficult to obtain mortgages in the current lending environment. While some apartment markets saw too much condominium construction and have been softening, most markets appear to be enjoying high occupancy and achieving rent increases. Job losses so far have not had the negative impact on renter demand that characterized the last recession.

Retail

Retail is our largest sector holding, accounting for approximately 25% of the fund including our largest holding, Simon Property Group, Inc. During the reporting period, we were slightly underweight this sector. Although it offered the best valuations outside of the Hotel sector, we remained cautious. As consumers reined in spending, retail sales growth slowed, increasing tenant bankruptcies. So far, store closures have mostly affected lower-quality shopping centers, which we have avoided. We have maintained our focus on companies with high-quality malls, grocery-anchored centers and portfolios with longer lease durations for safety.

Hotels

Particularly hard hit by fears of slower global economic growth, Hotel stocks were some of the worst performers in the first half of the year. The fund was underweight the sector throughout the period, helping our relative performance as Hotels declined nearly 21% year-to-date.2

Office and Industrial

Also negatively impacted by economic concerns, the Office and Industrial sectors were among the fund’s largest performance detractors over the period. ProLogis Trust, the world’s leading owner of industrial properties, is the fund’s largest industrial holding. Its stock price declined 12.7% during the first half as fears of a global economic slowdown increased.

The fund’s Office holdings severely underperformed the benchmark return due to our position in Maguire Properties, Inc., an owner of downtown Los Angeles Class A office towers. The company put itself up for sale during the period but could not consummate a transaction; the stock price fell sharply as a result. Our other large office holdings include Boston Properties, Inc., Brookfield Properties Corporation and some preferred securities that performed relatively well.

Preferred Securities

Despite the recent sell off, the fund’s preferred stock investments aided returns in the first half of the year and helped bolster the fund’s 5.46% dividend yield. We believe that current REIT preferred pricing is out of synch with the strong credit quality and relative yield spreads present in the market today. The fund’s mix of larger, high quality issues and higher-yielding, opportunistic holdings is intended to maximize its income objective. We believe that the fund is well-positioned for a potential recovery in REIT preferred stock prices.

CONCLUSION

In spite of continuing volatility, our views have not changed—we believe that exposure to commercial real estate should benefit investment portfolios over reasonable timeframes, due to the asset class’s potential for total return, current income and diversification benefits. In the long term, we believe the Strategic Realty Fund’s value-driven investment approach—offering the flexibility to invest in niche sectors of the real estate market, such as preferred securities—should be an advantageous vehicle through which to access real estate.

Michael McGowan	Paul Gray
Portfolio Manager	Portfolio Manager

____________________
1 NAREIT, Bloomberg, 6/30/08.
2 NAREIT, 6/30/08. Returns are for the Hotel sub-sector of the NAREIT Equity REIT Index.

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for fund holdings as of June 30, 2008.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

EXPENSE EXAMPLE

As a shareholder of the Kensington Strategic Realty Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2008 to June 30, 2008.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Kensington Strategic Realty Fund	January 1, 2008	June 30, 2008	During Period*
Class A Shares
Actual	$1,000.00	$919.40	$10.55
Hypothetical (5% return before expenses)	$1,000.00	$1,013.87	$11.07

Class B Shares
Actual	$1,000.00	$915.80	$14.10
Hypothetical (5% return before expenses)	$1,000.00	$1,010.14	$14.79

Class C Shares
Actual	$1,000.00	$915.60	$14.10
Hypothetical (5% return before expenses)	$1,000.00	$1,010.14	$14.79

Class Y Shares
Actual	$1,000.00	$920.50	$9.36
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$9.82

* Expenses are equal to the Fund’s annualized expense ratio of 2.21% for Class A, 2.96% for Class B, 2.96% for Class C, and 1.96% for Class Y multiplied by the average account value over the period, multiplied by 182 days in the most recent fiscal half-year/366 to reflect the one-half year period.

SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2008 (UNAUDITED)

	Shares or
REAL ESTATE COMMON STOCK (67.5%)	Principal Amount	Market Value($)
Apartments (10.3%)
AvalonBay Communities, Inc.	90,600	8,077,896
Equity Residential Properties Trust[3]	138,000	5,281,260
Essex Property Trust, Inc.	76,600	8,157,900
Mainstreet Equity Corp.[4]	205,400	2,761,630
Mid-America Apartment Communities, Inc.[3]	25,800	1,316,832
New City Residence Investment Corp.	425	864,517
		26,460,035
Diversified (5.4%)
Asset Capital Corp., Inc. 144A1,2,4	1,521,125	4,167,882
British Land Co. PLC	233,789	3,299,263
Vornado Realty Trust[3]	72,900	6,415,200
		13,882,345
Healthcare (8.3%)
HCP, Inc.[3]	169,900	5,404,519
Health Care Real Estate Investment Trust, Inc.[3]	58,300	2,594,350
Nationwide Health Properties, Inc.[3]	214,400	6,751,456
Ventas, Inc.[3]	155,800	6,632,406
		21,382,731
Hotel (3.8%)
DiamondRock Hospitality Co.[3]	233,800	2,546,082
Host Marriott Corp.	271,100	3,700,515
Marriott International, Inc. - Class A	137,900	3,618,496
		9,865,093
Investment Companies (1.0%)
iShares Dow Jones US Real Estate Index Fund	40,000	2,438,000

Mortgage (5.2%)
Annaly Capital Management, Inc.	216,100	3,351,711
Cypress Sharpridge Investments, Inc. 144A1,2	510,533	7,964,312
iStar Financial, Inc.[3]	153,500	2,027,735
		13,343,758
Net Lease (1.1%)
National Retail Properties, Inc.[3]	128,300	2,681,470

Office Property (7.1%)
Boston Properties, Inc.	33,900	3,058,458
Brookfield Properties Corp.[3]	361,100	6,423,969
Maguire Properties, Inc.[3]	399,000	4,855,830
SL Green Realty Corp.	47,900	3,962,288
		18,300,545
Regional Malls (9.3%)
General Growth Properties, Inc.[3]	78,500	2,749,855
Simon Property Group, Inc.[3]	205,300	18,454,417
Taubman Centers, Inc.[3]	53,300	2,593,045
		23,797,317

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2008 (UNAUDITED) CONTINUED

	Shares or
REAL ESTATE COMMON STOCK (CONTINUED)	Principal Amount	Market Value($)
Shopping Centers (7.5%)
Acadia Realty Trust[3]	160,000	3,704,000
Capital & Regional PLC	360,084	1,362,732
Federal Realty Investment Trust[3]	18,600	1,283,400
Kimco Realty Corp.	265,000	9,147,800
Regency Centers Corp.[3]	61,400	3,629,968
		19,127,900
Storage (3.2%)
Public Storage, Inc.[3]	103,200	8,337,528

Warehouse/Industrial (5.3%)
AMB Property Corp.[3]	48,400	2,438,392
ProLogis Trust	206,700	11,234,145
		13,672,537

Total Real Estate Common Stock		173,289,259

REAL ESTATE PREFERRED STOCK (34.6%)
Apartments (2.8%)
Apartment Investment & Management Co., Series Y, 7.875%	34,970	789,623
BRE Properties, Inc., Series D, 6.750%	50,700	1,047,462
Mid-America Apartment Communities, Inc., Series H, 8.300%	225,650	5,390,778
		7,227,863
Diversified (2.0%)
Duke Realty Corp., Series O, 8.375%	211,411	5,046,381

Government Sponsored Enterprise (2.0%)
Federal National Mortgage Association, Series 08-1, 8.750%	134,400	5,147,520

Healthcare (0.9%)
HCP, Inc., Series F, 7.100%	48,325	973,749
Health Care Real Estate Investment Trust, Inc., Series F, 7.625%	57,800	1,352,520
		2,326,269
Hotel (0.4%)
Host Hotels & Resorts, Inc., Series E, 8.875%	37,344	933,600

Mortgage (7.9%)
Gramercy Capital Corp., Series A, 8.125%	239,585	4,190,342
iStar Financial, Inc., Series E, 7.875%[3]	144,600	2,704,020
Newcastle Investment Corp., Series B, 9.750%	109,446	1,614,329
Newcastle Investment Corp., Series D, 8.375%	67,900	913,255
NorthStar Realty Finance Corp., Series B, 8.250%	599,200	7,909,440
Rait Financial Trust, Series C, 8.875%	210,018	2,940,252
		20,271,638
Net Lease (3.5%)
Lexington Realty Trust, Series D, 7.550%[3]	499,330	9,062,839

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2008 (UNAUDITED) CONTINUED

	Shares or
REAL ESTATE PREFERRED STOCK (CONTINUED)	Principal Amount	Market Value($)
Office Property (7.4%)
Alexandria Real Estate Equities, Inc., Series C, 8.375%	303,075	7,455,645
BioMed Realty Trust, Inc., Series A, 7.375%	256,200	5,124,000
Corporate Office Properties Trust, Series D, 8.000%	113,600	2,679,824
SL Green Realty Corp., Series C, 7.625%	70,500	1,572,502
SL Green Realty Corp., Series D, 7.875%	100,000	2,300,000
		19,131,971
Regional Malls (5.1%)
CBL & Associates Properties, Inc., Series C, 7.750%	370,950	8,123,805
CBL & Associates Properties, Inc., Series D, 7.375%	50,000	1,021,500
Taubman Centers, Inc., Series G, 8.000%	171,400	4,010,760
		13,156,065
Storage (0.7%)
Public Storage, Inc., Series N, 7.000%	80,200	1,684,200

Warehouse/Industrial (1.9%)
EastGroup Properties, Inc., Series D, 7.950%	70,000	1,755,250
First Industrial Realty Trust, Inc., Series J, 7.250%	102,996	2,162,916
PS Business Park, Inc., Series P, 6.700%	50,000	967,500
		4,885,666

Total Real Estate Preferred Stock		88,874,012
Total Real Estate Common and Preferred Stock (cost $287,211,476)		262,163,271

CORPORATE BONDS (8.8%)
Mortgage (5.3%)
iStar Financial, Inc., 4.875%, 01/15/2009	7,800,000	7,488,944
iStar Financial, Inc., 3.326%, 03/16/2009[6]	2,000,000	1,894,380
iStar Financial, Inc., 3.027%, 03/09/2010[6]	5,000,000	4,238,945
		13,622,269
Regional Malls (1.9%)
The Rouse Co., 3.625%, 3/15/2009	5,000,000	4,835,380

Shopping Centers (1.6%)
Cedarwoods CRE CDO, Ltd., Series 2007-2A INC, 0.00%, 2/25/52 144A1,2	7,500,000	4,119,000

Total Corporate Bonds (cost $26,135,274)		22,576,649

OTHER EQUITY INVESTMENTS (0.6%)
Hilltop Holdings, Inc., Series A, 8.250%	77,200	1,466,800

Total Other Equity Investments (cost $1,540,072)		1,466,800

INVESTMENT COMPANIES (1.1%)
Tortoise Capital Resources Corp.	240,000	2,856,000

Total Investment Companies (cost $2,968,800)		2,856,000

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2008 (UNAUDITED) CONTINUED

	Shares or
WARRANTS (0.0%)	Principal Amount	Market Value($)
Cypress Sharpridge Investments, Inc., 4/30/11 144A1,2,4	290,000	–

Total Warrants (cost $1)		–

PUT OPTIONS (0.0%)
Newcastle Investment Corp., $5, Exp. 8/2008[4]	415	8,300

Total Put Options (cost $35,350)		8,300

REPURCHASE AGREEMENT (4.6%)
Custodial Trust Co., 1.850%, dated 6/30/08 due
07/01/08, repurchase price $42,973
(collateralized by U.S. Treasury Bond, 04/15/28, valued at $49,635)	42,971	42,971
Custodial Trust Co., 2.500%, dated 6/30/08 due
07/01/08, repurchase price $11,879,573
(collateralized by U.S. Treasury Bond, 04/15/28, valued at $12,152,360)[5]	11,878,748	11,878,748

Total Repurchase Agreements (cost $11,921,719)		11,921,719

Total Investments in Securities (cost $329,812,692) – 117.2%		300,992,739
Liabilities in excess of Other Assets – (17.2%)		(44,135,877)
NET ASSETS – 100.0%		$256,856,862

SECURITIES SOLD SHORT (2.8% )
Mortgage (1.6%)
Rait Financial Trust	552,914	4,102,622

Office Property (1.2%)
Alexandria Real Estate Equities, Inc.	31,500	3,066,210

Total Securities Sold Short (Proceeds $8,040,885)		$7,168,832

1 Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors.
2 The Adviser, using Board approved procedures, has determined all or a portion of the security to be illiquid.
3 All or a portion of the security was on loan at June 30, 2008.
4 Represents non-income producing securities.
5 Security purchased with the cash proceeds from securities loaned.
6 Variable Rate

The accompanying notes are an integral part of these financial statements.

SCHEDULE  OF  PORTFOLIO  INVESTMENTS - JUNE 30, 2008 (UNAUDITED) CONTINUED

FAS 157 - SUMMARY  OF  FAIR  VALUE  EXPOSURE  AT  JUNE 30, 2008

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Quoted prices in active markets for identical securities.
Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2008:

	Investments in	Other Financial
Description	Securities	Instruments++
Level 1 - Quoted prices	$254,362,176	$–
Level 2 - Other significant observable inputs	$30,379,368	$–
Level 3 - Significant unobservable inputs	$16,251,195	$–
Total	$300,992,739	$–

++ Other Financial Instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Investments in	Other Financial
	Securities	Instruments
Balance as of 12/31/07	$26,484,954	$–
Accrued discounts/premiums	$–	$–
Realized gain (loss)	$(2,487,861)	$–
Change in unrealized appreciation (depreciation)	$(6,383,760)	$–
Net purchases (sales)	$(15,286,139)	$–
Transfers in and/or out of level 3	$13,924,001	$–
Balance as of 6/30/08	$16,251,195	$–

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

STATEMENT  OF ASSETS  AND  LIABILITIES - JUNE 30, 2008  (UNAUDITED)

ASSETS
Investments, at value[1] (cost $317,890,973)	$289,071,020
Repurchase agreements, at cost	11,921,719
Foreign currency, at value (cost $623,370)	619,335
Deposits with broker and custodian bank for securities sold short	13,283,018
Interest and dividends receivable	1,651,468
Receivable for investments sold	18,421,112
Receivable for capital shares issued	311,778
Prepaid expenses	29,306
Total Assets	335,308,756
LIABILITIES
Demand loan payable to bank	51,734,971
Securities sold short (proceeds $8,040,885)	7,168,832
Payables for investments purchased	17,425,053
Payable to cover securities sold short	189,182
Payable for dividends on securities sold short	41,200
Payable for capital shares redeemed	1,337,511
Accrued expenses and other payables
Interest expense	141,711
Investment advisory fees	14,214
Distribution fees	131,389
Administrative services plan fee	45,864
Other accrued expenses	221,967
Total Liabilities	78,451,894
NET ASSETS	$256,856,862
Capital	$316,229,608
Undistributed net investment income	(153,584)
Undistributed net realized loss on investments, options, and securities sold short	(31,267,227)
Net unrealized depreciation on investments, options and securities sold short	(27,951,935)
Net Assets	$256,856,862
Class A
Net Assets	$160,428,387
Shares outstanding	5,126,011
Redemption price per share	$31.30
Maximum Sales Charge-Class A	5.75%
Maximum Offering Price
[100%/(100%-Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$33.21
Class B
Net Assets	$28,035,307
Shares outstanding	908,577
Offering price and redemption price per share[2]	$30.86
Class C
Net Assets	$66,953,603
Shares outstanding	2,169,778
Offering price and redemption price per share[2]	$30.86
Class Y
Net Assets	$1,439,565
Shares outstanding	46,001
Offering price and redemption price per share[2]	$31.29

1Includes securities on loan of $61,903,102.
2Redemption price per share varies by length of time shares are held.

The accompanying notes are an integral part of these financial statements.

STATEMENT  OF  OPERATIONS - SIX  MONTHS  ENDED  JUNE 30, 2008  (UNAUDITED)

INVESTMENT INCOME
Dividend income (net of foreign tax withheld of $12,915)	$8,937,860
Interest income	1,097,436
Total Investment Income	10,035,296

EXPENSES
Investment advisory fees	528,304
Distribution fees
Class A	236,591
Class B	163,665
Class C	394,326
Administration, fund accounting and transfer agent fees	178,684
Administrative services plan fees	85,725
Custodian fees	31,335
Legal fees	71,540
Reports to shareholders	43,874
State Registration fees	28,958
Audit fees	18,382
Insurance expense	11,101
Trustees’ fees	11,335
Other expenses	27,126
Total expenses before waivers	1,830,946
Expenses reimbursed by the Adviser	(4,760)
Dividend expense on securities sold short	1,032,969
Interest expense	891,251
Net Expenses	3,750,406
Net Investment Income	6,284,890

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments	(22,314,440)
Net realized gain from options	468,125
Net realized gain from securities sold short	1,763,796
Net realized gain from foreign currency transactions	2,472
Change in unrealized appreciation (depreciation) from investments,
options, foreign currencies, and securities sold short	(10,006,221)
Net realized/unrealized loss from investments, options and
securities sold short	(30,086,268)
Change in net assets resulting from operations	$(23,801,378)

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS FROM	June 30, 2008	December 31, 2007
	(Unaudited)
OPERATIONS
Net investment income	$ 6,284,890	17,291,897
Net realized gain (loss) from investments	(22,314,440)	33,157,563
Net realized gain (loss) from options	468,125	(2,197,389)
Net realized gain from securities sold short	1,763,796	7,477,828
Net realized gain from foreign currency transactions	2,472	251,173
Change in unrealized appreciation (depreciation) from
investments, options and securities sold short	(10,006,221)	(180,974,953)
Change in net assets resulting from operations	(23,801,378)	(124,993,881)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(4,292,312)	(13,053,616)
From net realized gain from investments and securities sold short	–	(32,548,278)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(651,519)	(1,644,345)
From net realized gain from investments and securities sold short	–	(5,833,511)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(1,519,278)	(4,261,655)
From net realized gain from investments and securities sold short	–	(14,159,634)

DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
From net investment income	(42,297)	(287,145)
From net realized gain from investments and securities sold short	–	(418,370)
Change in net assets from distributions to shareholders	(6,505,406)	(72,206,554)

CAPITAL TRANSACTIONS
Proceeds from shares issued	11,040,096	69,868,850
Shares issued in reinvestment of distributions	4,820,127	58,967,151
Payments for shares redeemed	(67,355,083)	(318,936,959)
Other capital contributions	–	458,095
Redemption fees	1,004	30,714
Change in net assets from capital transactions	(51,493,856)	(189,612,149)
Change in net assets	(81,800,640)	(386,812,584)

NET ASSETS
Beginning of period	338,657,502	725,470,086
End of period	$256,856,862	338,657,502
Undistributed net investment income	$ (153,584)	66,932

CAPITAL TRANSACTIONS
CLASS A
Proceeds from shares issued	$ 8,896,116	$ 42,823,022
Dividends reinvested	3,014,420	35,698,749
Cost of shares redeemed	(40,893,150)	(220,998,818)
Other capital contributions	–	280,107
Redemption fees	1,001	22,470
Change	(28,981,613)	$(142,174,470)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS CONTINUED

	Six Months Ended	Year Ended
CAPITAL TRANSACTIONS	June 30, 2008	December 31, 2007
	(Unaudited)
CLASS B
Proceeds from shares issued	$ 399,558	$ 2,439,893
Dividends reinvested	527,475	6,445,444
Cost of shares redeemed	(7,030,890)	(19,100,108)
Other capital contributions	–	57,094
Redemption fees	–	15
Change	$ (6,103,857)	$(10,157,662)

CLASS C
Proceeds from shares issued	$ 1,649,422	$ 11,098,736
Dividends reinvested	1,236,927	16,193,549
Cost of shares redeemed	(18,370,423)	(68,556,752)
Other capital contributions	–	123,463
Redemption fees	3	2,068
Change	$(15,484,071)	$(41,138,936)

CLASS Y
Proceeds from shares issued	$ 95,000	$ 13,507,199
Dividends reinvested	41,305	629,409
Cost of shares redeemed	(1,060,620)	(10,281,281)
Other capital contributions	–	3,431
Redemption fees	–	6,161
Change	$ (924,315)	$ 3,864,919

SHARE TRANSACTIONS:
CLASS A
Issued	258,322	832,736
Reinvested	90,774	923,622
Redeemed	(1,189,983)	(4,516,493)
Change	(840,887)	(2,760,135)

CLASS B
Issued	11,810	47,097
Reinvested	16,089	172,914
Redeemed	(207,756)	(397,380)
Change	(179,857)	(177,369)

CLASS C
Issued	49,283	214,295
Reinvested	37,771	432,225
Redeemed	(547,302)	(1,433,983)
Change	(460,248)	(787,463)

CLASS Y
Issued	2,775	233,856
Reinvested	1,243	15,739
Redeemed	(31,102)	(202,296)
Change	(27,084)	47,299

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

STATEMENT OF CASH FLOWS - SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	(23,801,378)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(332,734,360)
Proceeds from sale of investments	380,137,112
Proceeds from short transactions	95,836,311
Cover short transactions	(111,257,228)
Premiums received on written options	1,220,864
Written options closed or exercised	(1,096,714)
Net realized (gain) loss on:
Investments	21,970,465
Short transactions	(1,763,796)
Written options	(124,150)
Change in unrealized appreciation (depreciation) on long transactions, short transactions,
and written options	10,002,186
Changes in assets and liabilities:
Receivable/Payable from brokers for proceeds on securities sold short	36,288,659
Receivable for investments sold	12,931,216
Receivable for fund shares sold	1,431,895
Dividends and interest receivable	2,943,719
Prepaid expenses and other receivables	95,606
Receivable/Payable for forward foreign currency exchange contracts	(260,865)
Payable for short dividends	41,200
Investment advisory fees payable	(175,384)
Distribution fees payable	(35,230)
Payable for securities purchased, short positions and written options	(20,424,843)
Payable for fund shares redeemed	(4,547,119)
Accrued expenses and other liabilities	(330,811)
NET CASH PROVIDED BY OPERATING ACTIVITIES	66,347,355

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	11,041,100
Payment on shares redeemed less redemption fees	(67,355,083)
Cash distributions paid	(1,685,279)
Repayment of demand loan to bank	(8,348,093)
NET CASH USED IN FINANCING ACTIVITIES	(66,347,355)
NET CHANGE IN CASH FOR THE PERIOD	–

CASH, BEGINNING OF PERIOD	–
CASH, END OF PERIOD	–

Non-cash financing activities not included herein consist of reinvestment of distributions of $4,820,127.

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Less Dividends

				Net Realized/
				and Unrealized
				Gains (Losses)
	Net Asset			on Investments,
	Value,	Net		Options and	Total From	Net	Net	Return
	Beginning	Investment		Securities	Investment	Investment	Realized	of
	of Period	Income		Sold Short	Activities	Income	Gains	Capital
Kensington Strategic Realty Fund Class A
Period Ended June 30, 2008[1]	$34.88	0.76	(e)	(3.53)	(2.77)	(0.81)	–	–
Year Ended December 31, 2007	$54.22	1.63	(e)	(12.98)	(11.35)	(1.87)	(6.12)	–
Year Ended December 31, 2006	$46.47	1.38	(e)	12.27	13.66	(2.18)	(3.73)	–
Year Ended December 31, 2005	$51.06	1.44	(e)	0.98	2.42	(2.16)	(4.84)	(0.07)
Year Ended December 31, 2004	$45.34	2.21	(e)	9.73	11.94	(2.39)	(3.83)	–
Period Ended December 31, 2003*	$37.32	1.51		9.88	11.93	(1.90)	(1.47)	–

Kensington Strategic Realty Fund Class B
Period Ended June 30, 2008[1]	$34.42	0.62	(e)	(3.49)	(2.87)	(0.69)	–	–
Year Ended December 31, 2007	$53.60	1.22	(e)	(12.79)	(11.57)	(1.49)	(6.12)	–
Year Ended December 31, 2006	$46.00	0.98	(e)	12.14	13.12	(1.79)	(3.73)	–
Year Ended December 31, 2005	$50.63	1.04	(e)	0.97	2.01	(1.79)	(4.84)	(0.07)
Year Ended December 31, 2004	$45.02	1.83	(e)	9.66	11.49	(2.05)	(3.83)	–
Period Ended December 31, 2003*	$37.09	1.27		9.80	11.07	(1.67)	(1.47)	–

Kensington Strategic Realty Fund Class C
Period Ended June 30, 2008[1]	$34.41	0.62	(e)	(3.49)	(2.87)	(0.68)	–	–
Year Ended December 31, 2007	$53.56	1.22	(e)	(12.78)	(11.56)	(1.47)	(6.12)	–
Year Ended December 31, 2006	$45.97	0.98	(e)	12.13	13.11	(1.79)	(3.73)	–
Year Ended December 31, 2005	$50.60	1.04	(e)	0.97	2.01	(1.79)	(4.84)	(0.07)
Year Ended December 31, 2004	$44.99	1.84	(e)	9.65	11.49	(2.05)	(3.83)	–
Period Ended December 31, 2003*	$37.07	1.28		9.78	11.06	(1.67)	(1.47)	–

Kensington Strategic Realty Fund Class Y
Period Ended June 30, 2008[1]	$34.89	0.80	(e)	(3.55)	(2.75)	(0.85)	–	–
Year Ended December 31, 2007	$54.19	1.76	(e)	(12.94)	(11.18)	(2.00)	(6.12)	–
Year Ended December 31, 2006**	$49.83	1.49	(e)	8.36	9.85	(1.76)	(3.73)	–

*	A nine month period due to year end change from March 31 to December 31.
**	From commencement of operations on April 28, 2006.
(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	Computed using the average share method.
^	Less than $0.01 per share.
1	Unaudited
#	In 2005, the return excludes a reimbursement by the adviser for advisory fee correction. Including such item, the total return would have been increased by 0.13% for Class A, B, and C shares.

The accompanying notes are an integral part of these financial statements.

from:						Ratios/Supplemental Data
						Ratio of	Ratio of
						Expenses to	Expenses to
						Average Net	Average Net
					Net	Assets -	Assets -	Ratio of Net
					Assets,	Excludes	Includes	Investment
			Net Asset		End of	Dividend	Dividend	Income to	Portfolio
Total	Redemption	Repayment of	Value,	Total Return	Period	and Interest	and Interest	Average Net	Turnover
Distributions	Fees	Advisory fees	End of Period	(a) (b)	(000’s)	Expense (c)	Expense (c)	Assets (c)	(d)

(0.81)	–^	n/a	$31.30	(8.06%)	$160,428	0.94%	2.21%	4.43%	95.95%
(7.99)	–^	n/a	$34.88	(21.81%)	$208,147	1.55%	3.06%	3.14%	222.21%
(5.91)	–^	n/a	$54.22	30.16%	$473,172	1.40%	3.07%	2.66%	151.51%
(7.07)	–^	0.06	$46.47	4.76%	# $392,881	1.96%	3.62%	2.87%	206.15%
(6.22)	–	n/a	$51.06	27.63%	$401,565	1.27%	2.49%	4.75%	173.21%
(3.37)	–	n/a	$45.34	31.15%	$267,657	1.77%	2.94%	4.63%	87.07%

(0.69)	–	n/a	$30.86	(8.42%)	$28,035	1.69%	2.96%	3.68%	95.95%
(7.61)	–^	n/a	$34.42	(22.38%)	$37,461	2.29%	3.81%	2.39%	222.21%
(5.52)	–^	n/a	$53.60	29.18%	$67,851	2.15%	3.82%	1.91%	151.51%
(6.70)	–^	0.06	$46.00	3.96%	# $57,629	2.71%	4.37%	2.10%	206.15%
(5.88)	–	n/a	$50.63	26.67%	$59,943	2.02%	3.24%	4.00%	173.21%
(3.14)	–	n/a	$45.02	30.40%	$45,340	2.52%	3.69%	3.87%	87.07%

(0.68)	–^	n/a	$30.86	(8.44%)	$66,954	1.69%	2.96%	3.68%	95.95%
(7.59)	–^	n/a	$34.41	(22.36%)	$90,500	2.30%	3.81%	2.39%	222.22%
(5.52)	–^	n/a	$53.56	29.18%	$183,049	2.15%	3.82%	1.91%	151.51%
(6.70)	–^	0.06	$45.97	3.97%	# $148,222	2.71%	4.37%	2.10%	206.15%
(5.88)	–	n/a	$50.60	26.69%	$146,183	2.02%	3.24%	4.00%	173.21%
(3.14)	–	n/a	$44.99	30.39%	$96,943	2.52%	3.68%	3.94%	87.07%

(0.85)	–	n/a	$31.29	(7.95%)	$1,440	0.69%	1.96%	4.68%	95.95%
(8.12)	$0.05	n/a	$34.89	(21.55%)	$2,550	1.30%	2.81%	3.39%	222.22%
(5.49)	–	n/a	$54.19	20.14%	$1,397	1.15%	2.82%	2.91%	151.51%

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

OTHER SHARE CLASS RESULTS – UNAUDITED

Average Annualized Returns In Percent				Since
For Period Ended 6/30/08	1	3	5	Inception
With All Distributions Reinvested	Year	Year	Year	(9/15/99)
Class B Shares
not reflecting applicable CDSC[1]	-24.34	-3.02	6.83	14.35
reflecting applicable CDSC	-27.45	-3.66	6.60	14.35
Expense Ratio as of 12/31/07[2] : 2.74% net operating expenses 3.81% gross operating expenses

Class C Shares
not reflecting applicable CDSC[1]	-24.33	-3.02	6.83	14.34
reflecting applicable CDSC	-24.95	-3.02	6.83	14.34
Expense Ratio as of 12/31/07[2] : 2.74% net operating expenses 3.81% gross operating expenses

Class Y Shares*	-23.57	-2.09	7.77	15.28
Expense Ratio as of 12/31/07[2] : 1.74% net operating expenses 2.81% gross operating expenses

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

1 CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.
2 The Adviser contractually agreed, until December 31, 2010, to waive expenses and/or reimburse the fund certain expenses (excluding (1) increases to the advisory fee due to performance adjustments, (2) extraordinary expenses and (3) dividend and interest expense) to the extent necessary to maintain Total Fund Operating Expenses for Class A shares at 2.25%.
* Class Y shares of the fund were not in existence prior to April 28, 2006. The Class Y share performance that is presented for those periods prior to April 28, 2006 is based on the performance of Class A shares since the inception of the fund. The returns for Class Y shares will differ from the returns for Class A shares because of differences in expenses of each class. Class Y shares are not subject to the Rule 12b-1 service and distribution fees that Class A shares are subject to and Class Y shares will therefore generally have lower expenses than Class A shares.

K E N S I N G T O N S E L E C T I N C O M E F U N D

RESULTS AT A GLANCE

Average Annualized Returns In Percent				Since	Cash	30-Day
For Period Ended 6/30/08	1	3	5	Inception	Distribution	SEC
With All Distributions Reinvested	Year	Year	Year	(3/30/01)[1]	Rate[2]	Yield[3]
Select Income Fund – A Share at NAV	-23.07	-5.25	1.13	8.43	10.18%	9.96%
Select Income Fund – With Load	-27.48	-7.11	-0.06	7.55	9.59%	9.38%
Merrill Lynch Preferred Index[4]	-12.00	-1.36	0.69	3.32
FTSE NAREIT Composite Index[5]	-16.66	2.39	12.06	13.11
Expense Ratio as of 12/31/07[6] : 1.50% net operating expenses 2.30% gross operating expenses

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com.

The funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance shown with load reflects the Class A maximum sales charge of 5.75% but does not reflect the redemption fee. Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or redemption fee. If reflected, the load and/ or redemption fee would reduce the performance quoted. Results for other share classes can be found on page 58.

1 While the Class A shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 3, 2001.
2 The cash distribution rate is the sum of the trailing 12 months of cash distributions, excluding capital gains distributions, divided by the most recent net asset value. At times, the fund may pay distributions in excess of their net investment taxable income. To the extent that this occurs, the dividend factor will include a component of return of capital. The fund owns securities issued by REITs. A portion of the dividends paid by REITs may be recharacterized by the issuer as capital gains and/or return of capital for tax purposes following year-end. To the extent this occurs, distributions paid by the fund during the year will also be reclassified to reflect these REIT recharacterizations. If these changes occur, they may reduce the net investment income component of the fund distributions and increase the capital gain and/or return of capital components. Shareholders of record will be notified of the estimated return of capital for each distribution which includes a return of capital component after the close of each fiscal year on form 1099-DIV. This information will also be available on the Kensington Select Income Fund Dividend History Page at www.kig.com.
3 The 30-Day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.
4 The fund’s benchmark index, the Merrill Lynch Preferred Index, tracks the performance of fixed rate US dollar denominated preferred securities issued in the US domestic market.
5 For comparative purposes, the FTSE NAREIT Composite Index consists of all REITs included in the FTSE NAREIT All REITs Index that also meet the minimum size and liquidity criteria. The FTSE NAREIT Composite Index is free float adjusted.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

6 The Adviser has contractually agreed, until December 31, 2010, to waive expenses and/or reimburse the fund certain expenses (excluding (1) extraordinary expenses and (2) dividend and interest expense) to the extent necessary to maintain Total Fund Operating Expenses for Class A shares at 1.60%.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility.

The fund can buy securities with borrowed money (a form of leverage), which can magnify the fund’s gains and losses.

The risks of investing in equity REITs are unique and similar to those of directly owning real estate (i.e. regulatory risks, concentration risk and diversification risk). Unlike REITs and stocks, which are subject to fluctuation in both principal value and return, U.S. Treasury securities are backed by the U.S. Government and, if held to maturity, offer a fixed rate of return and fixed principal value.

Investments in mortgage-backed securities include additional risks including but not limited to credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

K E N S I N G T O N S E L E C T I N C O M E F U N D

PROPERTY SECTOR DIVERSIFICATION
% of Portfolio Holdings by Property Type as of June 30, 2008

	Real Estate	Real Estate			Net
Property	Common	Preferred	Corporate	Other	Portfolio
Sector	Stock	Stock	Bonds	Investments	Percentage
Retail[1]	0.7	24.3	2.6	—	27.6
Office	2.5	17.5	—	—	20.0
Hotel	—	15.9	—	—	15.9
Healthcare	—	13.1	—	—	13.1
Diversified	—	10.9	—	—	10.9
Net Lease	5.2	5.6	—	—	10.8
Apartments	—	8.6	—	—	8.6
Mortgage	1.9	5.7	—	—	7.6
Warehouse/Industrial	—	5.5	0.5	—	6.0
Other Equity Investments	—	—	—	3.5	3.5
Government-Sponsored Enterprises	—	2.8	—	—	2.8
Investment Companies	—	—	—	1.1	1.1
Storage	—	0.7	—	—	0.7

Portfolio holdings are subject to change. Due to the effect of leverage, portfolio holding percentages do not total 100%.

1 Retail includes Shopping Centers (Preferred Stock) 16.4%; Regional Malls (Preferred Stock) 7.9%; Regional Malls (Corporate Bonds) 2.6%; Shopping Centers (Common Stock) 0.7%.

Growth of $10,000 Investment
Period from fund inception on March 30, 2001 to June 30, 2008

Average Annualized Total Returns on a $10,000 investment with all distributions reinvested for period ended 6/30/08 for the Select Income Fund (Class A Shares) reflecting maximum sales charge
1-Year: -27.48%
3-Year: -7.11%
5-Year: -0.06%
Since Inception (3/30/01): 7.55%
Performance for other share classes can be found on page 58.

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

MANAGEMENT’S DISCUSSION AND ANALYSIS

The Kensington Select Income Fund is designed for investors seeking relatively high current income with the potential for modest long term growth of capital.

The first half of 2008 was marked by a considerable amount of volatility—both in the REIT preferred sector as well as the broader markets. In light of the negative news flow and turbulent markets, we are pleased that the Select Income Fund was up 0.98% year-to-date (A share at NAV) through June 30, 2008, slightly outperforming its benchmark, the Merrill Lynch Preferred Index (-0.71%).

Over 70% of the fund’s portfolio generated positive returns during the six months ended June 30, 2008, led by preferred stock investments in diversified real estate companies like Cousins Properties, Inc. and apartment companies like Apartment Investment & Management Company. Investments in mortgage companies (primarily commercial mortgage companies like iStar Financial, Inc.), hotel companies and in common stocks generally were the primary detractors from performance.

The fund has continued to offer shareholders above average income, attributable to the fund earning very attractive yields and its use of portfolio leverage. As of June 30, the trailing 12-month cash distribution rate was 10.18%, well above yields on other equity and fixed income alternatives. For example, at the end of the reporting period, the yields on the Standard & Poor’s 500 Index and 10-Year Treasury Note were 2.38% and 3.95%, respectively.

INVESTMENT STRATEGY

The fund’s portfolio is well diversified, both geographically and by property type, with 94 securities issued by a wide range of real estate companies. As of June 30, 2008, approximately 88% of the fund’s assets were invested in senior securities issued by real estate companies. The remainder of the portfolio was invested in yield-oriented common stocks and investment company positions.1

Despite the vicissitudes of daily market pricing, we are pleased with the fund’s high cash distribution rate and, barring any significant change in portfolio positioning, we believe the fund’s income stream is secure going forward. We continue to feel very good about the fund’s ability to generate high levels of income in spite of the challenging investment environment.

One of the ways we earn such attractive income is through the careful use of leverage (borrowing cash to buy additional securities). As the cost of borrowing has declined, we have moderately increased debt levels to take advantage of the strong opportunities we believe are available in the senior securities market. With the yields on REIT preferreds averaging well above 8%, we believe the spread between the fund’s interest rate on debt and potential income from investments is quite compelling.2 At the end of the reporting period, the fund’s leverage level was approximately 22%, slightly above our long term average.

Preferred Stocks

Preferred stocks, as a group, have been widely impacted over the last year by credit quality worries arising from the ongoing credit crisis. In our view, these fears appear to be somewhat overblown for REIT preferred securities, which appear to have been caught up in the pervasively negative sentiment surrounding both financial stocks and income securities in general.

Despite the challenging investment environment today, we believe that preferred stocks offer investors a compelling income alternative. In our view, the fund’s emphasis on larger, high quality issues, supplemented with higher-yielding, opportunistic holdings, maximizes the fund’s income objective, and positions the portfolio for a potential recovery in REIT preferred stock prices. The dividends received by the fund appear to be well covered by the cash flow of the underlying issuers. On average, REIT preferred issuers generate approximately $2.70 in cash flow for every $1.00 of fixed charges (i.e. preferred dividends plus interest on debt).3

While abrupt moves in interest rates or disruptions in the capital markets may result in near term volatility, our view is that there would have to be a very severe economic disruption to critically and permanently impair the overall credit quality of REIT preferred shares.

K E N S I N G T O N S E L E C T I N C O M E F U N D

Common Stocks

Approximately 8% of the fund’s portfolio is invested in real estate common stocks (excluding the use of leverage).4 We expect that the fund’s common stock exposure should enhance its growth potential over time; however, over the long term, we intend to maintain most of the fund’s assets in senior securities. We continue to focus on relatively yield-oriented real estate common stocks for this portion of the portfolio.

CONCLUSION

Despite wide swings in daily pricing through the first half of 2008, we are pleased that the implementation of our fund management strategy has allowed us to earn high levels of income. In our view, the cash distribution rate in the fund is very compelling and we continue to believe in the long term value of the securities held in the fund.

We believe the fund is well positioned to provide high current income and the potential for modest long term growth moving forward. Given that the underlying real estate companies are generally well-run and have strong payout ratios, we believe the cash flow from these securities is quite secure.

Looking toward the future, we remain hopeful that the current dislocation of the capital markets will eventually pass without any permanent harm to the core real estate preferred shares that remain the focus of the fund.

Joel Beam
Portfolio Manager

____________________
1 Figures based on net assets and do not reflect the use of leverage.
2 BMO Capital Markets, 7/1/08.
3 Weighted average fixed charge coverage ratio for the BMO Capital Markets coverage universe, 7/1/08.
4 Figures based on net assets and do not reflect the use of leverage.

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for fund holdings as of June 30, 2008.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

EXPENSE EXAMPLE

As a shareholder of the Kensington Select Income Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2008 to June 30, 2008.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Kensington Select Income Fund	January 1, 2008	June 30, 2008	During Period*
Class A Shares
Actual	$1,000.00	$1,009.80	$11.79
Hypothetical (5% return before expenses)	$1,000.00	$1,013.13	$11.81

Class B Shares
Actual	$1,000.00	$1,005.40	$15.51
Hypothetical (5% return before expenses)	$1,000.00	$1,009.40	$15.54

Class C Shares
Actual	$1,000.00	$1,005.40	$15.51
Hypothetical (5% return before expenses)	$1,000.00	$1,009.40	$15.54

Class Y Shares
Actual	$1,000.00	$1,010.60	$10.55
Hypothetical (5% return before expenses)	$1,000.00	$1,014.37	$10.57

* Expenses are equal to the Fund’s annualized expense ratio of 2.36% for Class A, 3.11% for Class B, 3.11% for Class C, and 2.11% for Class Y multiplied by the average account value over the period, multiplied by 182 days in the most recent fiscal half-year/366 to reflect the one-half year period.

K E N S I N G T O N S E L E C T I N C O M E F U N D

SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2008 (UNAUDITED)

REAL ESTATE COMMON STOCK (10.3%)	Shares	Market Value($)
Mortgage (1.9%)
iStar Financial, Inc.[2]	768,678	10,154,236

Net Lease (5.2%)
Capital Lease Funding, Inc.	1,117,069	8,366,847
Lexington Realty Trust	1,400,000	19,082,000
		27,448,847
Office (2.5%)
HRPT Properties Trust[2]	2,000,000	13,540,000

Shopping Centers (0.7%)
Developers Diversified Realty Corp.	101,375	3,518,726

Total Real Estate Common Stock		54,661,809

REAL ESTATE PREFERRED STOCK (110.6%)
Apartments (8.6%)
Apartment Investment & Management Co., Series G, 9.375%	76,900	1,907,120
Apartment Investment & Management Co., Series T, 8.00%	630,900	14,668,425
Apartment Investment & Management Co., Series U, 7.75%	507,000	11,787,750
Associated Estates Realty Corp., Series B, 8.70%	296,434	6,877,269
BRE Properties, Inc., Series C, 6.750%	71,800	1,486,260
Equity Residential Properties Trust, Series K, 8.290%[1]	141,300	7,612,537
Mid-America Apartment Communities, Inc., Series H, 8.300%	65,900	1,574,351
		45,913,712
Diversified (10.9%)
Colonial Properties Trust, Series D, 8.125%	96,217	2,261,100
Cousins Properties, Inc., Series A, 7.750%	510,000	11,475,000
Cousins Properties, Inc., Series B, 7.500%	208,000	4,530,240
Digital Realty Trust, Inc., Series A, 8.500%	848,500	19,583,380
Duke Realty Corp., Series L, 6.600%	150,000	2,881,500
Duke Realty Corp., Series N, 7.250%	156,973	3,316,839
Duke Realty Corp., Series O, 8.375%	575,000	13,725,250
		57,773,309
Healthcare (13.1%)
HCP, Inc., Series F, 7.100%	101,900	2,053,285
Health Care REIT, Inc., Series D, 7.875%[2]	184,550	4,401,518
Health Care REIT, Inc., Series F, 7.625%	336,700	7,878,780
LTC Properties, Inc., Series F, 8.000%	1,304,700	30,099,429
Omega Healthcare Investors, Inc., Series D, 8.375%	1,050,500	25,212,000
		69,645,012
Hotel (15.9%)
Ashford Hospitality Trust, Series A, 8.550%	368,700	6,500,181
Ashford Hospitality Trust, Series D, 8.450%	720,000	12,758,400
Eagle Hospitality Properties Trust, Series A, 8.250%[1]	641,300	8,644,724
FelCor Lodging Trust, Inc., Series A, 7.800%	245,010	4,691,941
FelCor Lodging Trust, Inc., Series C, 8.000%	206,200	3,989,970
Hersha Hospitality Trust, Series A, 8.000%	199,900	4,117,940

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2008 (UNAUDITED) CONTINUED

REAL ESTATE PREFERRED STOCK (CONTINUED)	Shares	Market Value($)
Hotel (continued)
Hospitality Properties Trust, Series C, 7.000%	299,300	5,058,170
Host Marriott Corp., Series E, 8.875%	511,200	12,780,000
Innkeepers USA Trust, Series C, 8.000%[1]	131,500	1,624,025
LaSalle Hotel Properties, Series E, 8.000%	150,000	3,135,000
LaSalle Hotel Properties, Series G, 7.250%	100,800	1,858,752
Strategic Hotels & Resorts, Inc., Series B, 8.250%	444,800	8,006,400
Strategic Hotels & Resorts, Inc., Series C, 8.250%	374,989	7,199,789
Sunstone Hotel Investors, Inc., Series A, 8.000%	220,000	4,070,000
		84,435,292
Mortgage (5.7%)
Anthracite Capital, Inc., Series C, 9.375%	584,300	10,610,888
Anthracite Capital, Inc., Series D, 8.25%	265,600	3,771,520
iStar Financial, Inc., Series E, 7.875%	437,400	8,179,380
iStar Financial, Inc., Series F, 7.800%	272,100	4,505,976
iStar Financial, Inc., Series G, 7.650%	185,700	2,989,770
		30,057,534
Net Lease (5.6%)
Capital Lease Funding, Inc., Series A, 8.125%	478,000	10,014,100
Entertainment Properties Trust, Series E, 9.000%	249,600	6,614,400
Entertainment Properties Trust, Series B, 7.750%	72,500	1,521,775
Entertainment Properties Trust, Series D, 7.375%	63,460	1,225,413
Lexington Realty Trust, Series B, 8.050%	448,100	9,275,670
National Retail Properties, Inc., Series C, 7.375%	47,900	1,060,985
		29,712,343
Office Property (17.5%)
Alexandria Real Estate Equities, Inc., Series C, 8.375%	495,190	12,181,674
BioMed Realty Trust, Inc., Series A, 7.375%	1,188,900	23,778,000
Brandywine Realty Trust, Series C, 7.500%	34,250	719,250
Corporate Office Properties Trust, Series G, 8.000%	692,825	16,343,742
Corporate Office Properties Trust, Series H, 7.500%	21,400	470,158
Corporate Office Properties Trust, Series J, 7.625%	99,100	2,150,470
Highwoods Properties, Inc., Series B, 8.000%	223,628	5,302,220
HRPT Properties Trust, Series B, 8.750%	273,214	6,592,654
Kilroy Realty Corp., Series E, 7.800%	79,384	1,824,244
Kilroy Realty Corp., Series F, 7.500%	226,183	4,981,681
Parkway Properties, Inc., Series D, 8.000%	412,100	10,440,553
SL Green Realty Corp., Series C, 7.625%	302,823	6,754,467
SL Green Realty Corp., Series D, 7.875%	61,900	1,423,700
		92,962,813
Regional Malls (7.9%)
CBL & Associates Properties, Inc., Series C, 7.750%	260,600	5,707,140
CBL & Associates Properties, Inc., Series D, 7.375%	285,680	5,836,443
Glimcher Realty Trust, Series F, 8.750%	600,000	11,994,000
Glimcher Realty Trust, Series G, 8.125%	74,200	1,220,590
Taubman Centers, Inc., Series G, 8.000%	655,066	15,328,544
Taubman Centers, Inc., Series H, 7.625%	90,700	2,085,193
		42,171,910

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S E L E C T I N C O M E F U N D

SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2008 (UNAUDITED) CONTINUED

	Shares or
REAL ESTATE PREFERRED STOCK (CONTINUED)	Principal Amount	Market Value($)
Shopping Centers (16.4%)
Developers Diversified Realty Corp., Series G, 8.00%	219,600	5,044,212
Developers Diversified Realty Corp., Series H, 7.375%	100,000	2,087,000
Kimco Realty Corp., Series G, 7.750%	1,055,000	25,077,350
Regency Centers Corp., Series 3, 7.450%	150,000	3,343,500
Saul Centers, Inc., Series A, 8.000%	230,698	5,513,682
Saul Centers, Inc., Series B, 9.000%	400,000	10,000,000
Tanger Factory Outlet Centers, Inc., Series C, 7.500%	208,200	4,719,894
Urstadt Biddle Properties, Inc., Series C, 8.500%	92,000	9,317,300
Urstadt Biddle Properties, Inc., Series D, 7.500%	484,700	10,445,285
Weingarten Realty Investors, Series F, 6.500%	568,500	11,341,575
		86,889,798
Sovereign Agencies (2.8%)
Federal National Mortgage Association, Series 08-1, 8.750%	387,900	14,856,570

Storage (0.7%)
Public Storage, Inc., Series G, 7.000%[2]	31,100	668,028
Public Storage, Inc., Series K, 7.250%	150,000	3,309,000
		3,977,028
Warehouse/Industrial (5.5%)
EastGroup Properties, Inc., Series D, 7.950%	354,100	8,879,057
First Industrial Realty Trust, Inc., Series J, 7.250%	314,600	6,606,600
Monmouth Real Estate Investment Corp., Series A, 7.625%	232,050	4,877,691
PS Business Park, Inc., Series H, 7.000%	106,700	2,176,680
PS Business Park, Inc., Series K, 7.950%	164,600	3,874,684
PS Business Park, Inc., Series P, 6.700%	156,200	3,022,470
		29,437,182

Total Real Estate Preferred Stock		587,832,503
Total Real Estate Common and Preferred Stock (cost $753,422,381)		642,494,312

CORPORATE BONDS (3.1%)
Regional Malls (2.6%)
The Rouse Co., 7.200%, 9/15/12	7,590,000	6,999,931
The Rouse Co., 8.000%, 4/30/09	6,700,000	6,652,457
		13,652,388
Warehouse/Industrial (0.5%)
First Industrial LP, 7.600%, 7/15/28	3,000,000	2,674,968

Total Corporate Bonds (cost $16,282,436)		16,327,356

OTHER EQUITY INVESTMENTS (3.5%)
Hilltop Holdings, Inc., Series A, 8.250%	268,095	5,093,805
Macquarie Infrastructure Co. LLC	522,800	13,221,612

Total Other Equity Investments (cost $21,478,003)		18,315,417

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2008 (UNAUDITED) CONTINUED

	Shares or
INVESTMENT COMPANIES (1.1%)	Principal Amount	Market Value($)
Highland Distressed Opportunities, Inc.	521,990	2,996,223
Tortoise Capital Resources Corp.	252,150	3,000,585

Total Investment Companies (cost $11,479,803)		5,996,808

Warrants (0.0%)
Resource Capital Corp. - Warrants[3]	42,500	–

Total Investments in Securities (cost $802,662,623) – 128.6%		683,133,893
Liabilities in excess of Other Assets – (28.6%)		(151,767,833)
NET ASSETS – 100.0%		$531,366,060

1 The Adviser, using Board approved procedures, has deemed all or a portion of the security to be illiquid.
2 All or a portion of the security was on loan at June 30, 2008.
3 Represents non-income producing securities.

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S E L E C T I N C O M E F U N D

SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2008 (UNAUDITED) CONTINUED

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Quoted prices in active markets for identical securities.
Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2008:

	Investments in	Other Financial
Description	Securities	Instruments++
Level 1 - Quoted prices	$648,925,250	$–
Level 2 - Other significant observable inputs	$16,327,356	$–
Level 3 - Significant unobservable inputs	$17,881,287	$–
Total	$683,133,893	$–

++ Other Financial Instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Investments in	Other Financial
	Securities	Instruments
Balance as of 12/31/07	$33,662,356	$–
Accrued discounts/premiums	$–	$–
Realized gain (loss)	$(46,320,710)	$–
Change in unrealized appreciation (depreciation)	$41,896,733	$–
Net purchases (sales)	$(22,011,110)	$–
Transfers in and/or out of level 3	$10,654,018	$–
Balance as of 6/30/08	$17,881,287	$–

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2008 (UNAUDITED)

ASSETS
Investments, at value[1] (cost $802,662,623)	$683,133,893
Interest and dividends receivable	7,411,010
Receivables from investments sold	3,379,798
Receivable for capital shares issued	2,770,320
Prepaid expenses	50,834
Total Assets	696,745,855
LIABILITIES
Demand loan payable to bank	157,659,049
Payables for investments purchased	5,325,188
Payable for capital shares redeemed	1,077,865
Accrued expenses and other payables
Interest expense	354,493
Investment advisory fees	464,545
Distribution fees	216,058
Administrative services plan fees	50,165
Other accrued expenses	232,432
Total Liabilities	165,379,795
NET ASSETS	$531,366,060
Capital	730,683,848
Undistributed net investment income	431,442
Accumulated net realized loss on investments and securities
sold short	(80,220,500)
Net unrealized depreciation on investments and securities
sold short	(119,528,730)
Net Assets	$531,366,060
Class A
Net Assets	$283,182,902
Shares outstanding	11,715,165
Redemption price per share	$24.17
Maximum Sales Charge - Class A	5.75%
Maximum Offering Price
[100%/(100%-Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$25.65
Class B
Net Assets	$36,408,804
Shares outstanding	1,525,461
Offering and redemption price per share[2]	$23.87
Class C
Net Assets	$142,380,197
Shares outstanding	5,979,438
Offering and redemption price per share[2]	$23.81
Class Y
Net Assets	$69,394,157
Shares outstanding	2,874,548
Offering and redemption price per share[2]	$24.14

1 Includes securities on loan of $12,753,585.
2 Redemption price per share varies by length of time shares are held.

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S E L E C T I N C O M E F U N D

STATEMENT OF OPERATIONS - SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

INVESTMENT INCOME
Dividend income	$30,088,395
Interest income	2,039,803
Total Investment Income	32,128,198

EXPENSES
Investment advisory fees	2,658,016
Distribution fees
Class A	367,151
Class B	190,401
Class C	711,269
Custodian fees	52,752
Administration, fund accounting and transfer agent fees	310,916
Administrative services plan fees	128,058
Trustees’ fees	21,517
Legal fees	90,050
Reports to shareholders	47,872
Registration fees	37,807
Audit fees	16,429
Insurance expense	13,283
Other expenses	32,500
Total operating expenses	4,678,021
Interest expense	2,194,144
Net Expenses	6,872,165
Net Investment Income	25,256,033

REALIZED AND UNREALIZED GAIN (LOSS) FROM
INVESTMENTS AND SECURITIES SOLD SHORT
Net realized loss from investments	(67,131,115)
Change in unrealized appreciation (depreciation)
from investments, and securities sold short	39,337,380
Net realized/unrealized loss from investments and
securities sold short	(27,793,735)
Change in net assets resulting from operations	$(2,537,702)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS FROM:	June 30, 2008	December 31, 2007
	(Unaudited)
OPERATIONS
Net investment income	$26,256,033	$50,643,079
Net realized loss from investments	(67,131,115)	(25,220,389)
Net realized loss from securities sold short	–	(73,993)
Net change in unrealized appreciation (depreciation)
from investments, and securities sold short	39,337,380	(206,023,506)
Change in net assets resulting from operations	(2,537,702)	(180,674,809)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(13,465,534)	(23,926,274)
From return of capital	–	(6,414,248)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(1,688,972)	(3,043,296)
From return of capital	–	(967,755)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(6,462,177)	(10,525,388)
From return of capital	–	(3,436,140)

DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
From net investment income	(3,207,908)	(2,208,033)
From return of capital	–	(863,904)
Change in net assets from distributions to shareholders	(24,824,591)	(51,385,038)

CAPITAL TRANSACTIONS
Proceeds from shares issued	227,152,842	211,926,754
Shares issued in reinvestment of distributions	17,301,757	34,730,177
Payments for shares redeemed	(140,704,953)	(358,861,160)
Other contributions	–	54,044
Redemption fees	372,233	72,504
Change in net assets from capital transactions	104,121,879	(112,077,681)
Change in net assets	76,759,586	(344,137,528)

NET ASSETS
Beginning of year	454,606,474	798,744,002
End of year	$531,366,060	$454,606,474
Undistributed net investment income	$431,442	$–

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S E L E C T I N C O M E F U N D

STATEMENT OF CHANGES IN NET ASSETS CONTINUED

	Six Months Ended	Year Ended
CAPITAL TRANSACTIONS	June 30, 2008	December 31, 2007
	(Unaudited)
CLASS A
Proceeds from shares issued	$155,538,432	$132,942,566
Dividends reinvested	9,070,959	20,229,100
Cost of shares redeemed	(112,988,914)	(257,362,919)
Other capital contributions	–	29,219
Redemption fees	347,926	60,904
Change	$51,968,403	$(104,101,130)

CLASS B
Proceeds from shares issued	$3,904,435	$4,523,977
Dividends reinvested	1,052,720	2,538,729
Cost of shares redeemed	(4,944,762)	(20,377,065)
Other capital contributions	–	4,531
Redemption fees	378	1,329
Change	$12,771	$(13,308,499)

CLASS C
Proceeds from shares issued	$28,028,969	$33,782,909
Dividends reinvested	4,307,385	9,278,989
Cost of shares redeemed	(17,946,331)	(66,030,689)
Other capital contributions	–	16,081
Redemption fees	1,894	7,190
Change	$14,391,917	$(22,945,520)

CLASS Y
Proceeds from shares issued	$39,681,006	$40,677,302
Dividends reinvested	2,870,693	2,683,359
Cost of shares redeemed	(4,824,946)	(15,090,487)
Other capital contributions	–	4,213
Redemption fees	22,035	3,081
Change	$37,748,788	$28,277,468

SHARE TRANSACTIONS

CLASS A
Issued	5,986,887	4,015,283
Reinvested	369,184	645,815
Redeemed	(4,466,588)	(8,324,291)
Change	1,889,483	(3,663,193)

CLASS B
Issued	153,528	138,036
Reinvested	43,368	82,686
Redeemed	(194,933)	(659,539)
Change	1,963	(438,817)

CLASS C
Issued	1,104,075	1,018,831
Reinvested	177,876	302,804
Redeemed	(710,280)	(2,198,922)
Change	571,671	(877,287)

CLASS Y
Issued	1,529,578	1,252,117
Reinvested	116,923	88,393
Redeemed	(188,644)	(519,537)
Change	1,457,857	820,973

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CASH FLOWS - SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	(2,537,702)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(214,317,128)
Proceeds from sale of investments	131,342,869
Net realized (gain) loss on:
Long transactions	67,131,115
Change in unrealized appreciation/(depreciation) on long transactions, short transactions,
and written options	(39,337,380)
Changes in assets and liabilities:
Receivable for investments sold	(1,528,726)
Receivable for fund shares sold	(1,001,200)
Dividends and interest receivable	2,506,844
Prepaid expenses	(3,362)
Investment advisory fees payable	32,756
Distribution fees payable	(3,592)
Payable for securities purchased, short positions and written options	5,325,188
Payable for fund shares redeemed	(6,873,682)
Accrued expenses and other liabilities	(2,019,527)
NET CASH USED IN OPERATING ACTIVITIES	(61,283,527)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	227,525,075
Payment on shares redeemed less redemption fees	(140,704,953)
Cash distributions paid	(7,522,834)
Cash provided from loan	(18,013,761)
NET CASH PROVIDED BY FINANCING ACTIVITIES	61,283,527
NET CHANGE IN CASH FOR THE PERIOD	–

CASH, BEGINNING OF PERIOD	–
CASH, END OF PERIOD	–

Non-cash financing activities not included herein consist of reinvestment of distributions of $17,301,757.

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S E L E C T I N C O M E F U N D

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Less Dividends

				Net Realized
				and Unrealized
				Gains (Losses)
	Net Asset			on Investments,
	Value,	Net		Options and	Total From	Net	Net
	Beginning	Investment		Securities Sold	Investment	Investment	Realized
	of Period	Income		Short	Activities	Income	Gains
Kensington Select Income Fund Class A
Period Ended June 30, 2008[1]	$25.14	1.25	(e)	(1.00)	0.25	(1.22)	–
Year Ended December 31, 2007	$35.90	2.40	(e)	(10.70)	(8.30)	(1.83)	–
Year Ended December 31, 2006	$33.69	2.19	(e)	2.87	5.05	(2.31)	(0.37)
Year Ended December 31, 2005	$37.07	2.41	(e)	(3.09)	(0.68)	(2.50)	(0.19)
Year Ended December 31, 2004	$36.76	2.04		1.92	3.96	(1.95)	(1.70)
Period Ended December 31, 2003*	$32.50	1.67		5.07	6.74	(1.95)	(0.53)

Kensington Select Income Fund Class B
Period Ended June 30, 2008[1]	$24.86	1.14	(e)	(1.00)	0.14	(1.13)	–
Year Ended December 31, 2007	$35.60	2.13	(e)	(10.59)	(8.46)	(1.65)	–
Year Ended December 31, 2006	$33.44	1.92	(e)	2.83	4.75	(2.05)	(0.37)
Year Ended December 31, 2005	$36.84	2.12	(e)	(3.07)	(0.95)	(2.25)	(0.19)
Year Ended December 31, 2004	$36.57	1.80		1.85	3.65	(1.74)	(1.64)
Period Ended December 31, 2003*	$32.35	1.47		5.04	6.51	(1.76)	(0.53)

Kensington Select Income Fund Class C
Period Ended June 30, 2008[1]	$24.80	1.13	(e)	(0.99)	0.14	(1.13)	–
Year Ended December 31, 2007	$35.53	2.11	(e)	(10.56)	(8.45)	(1.65)	–
Year Ended December 31, 2006	$33.38	1.91	(e)	2.83	4.74	(2.05)	(0.37)
Year Ended December 31, 2005	$36.77	2.12	(e)	(3.06)	(0.94)	(2.25)	(0.19)
Year Ended December 31, 2004	$36.51	1.82		1.82	3.64	(1.74)	(1.64)
Period Ended December 31, 2003*	$32.30	1.48		5.02	6.50	(1.76)	(0.53)

Kensington Select Income Fund Class Y
Period Ended June 30, 2008[1]	$25.13	1.28	(e)	(1.01)	0.27	(1.26)	–
Year Ended December 31, 2007	$35.87	2.41	(e)	(10.62)	(8.21)	(1.90)	–
Year Ended December 31, 2006**	$34.14	1.75	(e)	2.26	4.01	(1.75)	(0.37)

*	A nine month period due to year end change from March 31 to December 31.
**	From commencement of operations on April 28, 2006.
(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	Computed using the average share method.
^	Less than $0.01 per share.
[1]	Unaudited

The accompanying notes are an integral part of these financial statements.

from:					Ratios/Supplemental Data
						Ratio of	Ratio of
						Expenses	Expenses
						to Average	to Average
						Net	Net
						Assets -	Assets -	Ratio
						Excludes	Includes	of Net
					Net	Dividend	Dividend	Investment
					Assets,	and	and	Income to
Return			Net Asset	Total	End of	Interest	Interest	Average	Portfolio
of	Total	Redemption	Value,	Return	Period	Expense	Expense	Net Assets	Turnover
Capital	Distributions	Fees	End of Period	(a) (b)	(000’s)	(c)	(c)	(c) (e)	(d)

–	(1.22)	$0.03	$24.17	0.98%	$283,183	1.53%	2.36%	9.72%	19.43%
(0.63)	(2.46)	–^	$25.14	(24.21)%	$246,986	1.50%	2.15%	7.20%	87.89%
(0.17)	(2.85)	–^	$35.90	15.61%	$484,186	1.48%	2.44%	6.31%	20.60%
(0.01)	(2.70)	–^	$33.69	(1.99)%	$444,576	1.47%	2.13%	6.66%	35.70%
–	(3.65)	–	$37.07	11.30%	$534,973	1.60%	2.32%	7.49%	37.74%
–	(2.48)	–	$36.76	21.21%	$474,117	1.60%	2.01%	6.34%	22.49%

–	(1.13)	–^	$23.87	0.54%	$ 36,409	2.28%	3.11%	8.97%	19.43%
(0.63)	(2.28)	–^	$24.86	(24.78)%	$ 37,874	2.25%	2.90%	6.45%	87.89%
(0.17)	(2.59)	–^	$35.60	14.72%	$ 69,867	2.23%	3.19%	5.56%	20.60%
(0.01)	(2.45)	–^	$33.44	(2.73)%	$ 74,926	2.22%	2.88%	5.95%	20.60%
–	(3.38)	–	$36.84	10.45%	$ 83,185	2.35%	3.07%	6.73%	37.74%
–	(2.29)	–	$36.57	20.54%	$ 64,900	2.35%	2.77%	5.54%	22.49%

–	(1.13)	–^	$23.81	0.54%	$142,380	2.28%	3.11%	8.97%	19.43%
(0.63)	(2.28)	–^	$24.80	(24.80)%	$134,139	2.25%	2.90%	6.45%	87.89%
(0.17)	(2.59)	–^	$35.53	14.72%	$223,325	2.23%	3.19%	5.56%	20.60%
(0.01)	(2.45)	–^	$33.38	(2.71)%	$220,262	2.22%	2.88%	5.96%	20.60%
–	(3.38)	–	$36.77	10.43%	$237,965	2.35%	3.07%	6.73%	37.74%
–	(2.29)	–	$36.51	20.54%	$195,153	2.35%	2.77%	5.61%	22.49%

–	(1.26)	–^	$24.14	1.06%	$ 69,394	1.28%	2.11%	9.97%	19.43%
(0.63)	(2.53)	–^	$25.13	(24.02)%	$ 35,609	1.25%	1.90%	7.45%	87.89%
(0.17)	(2.29)	–^	$35.87	12.16%	$ 21,367	1.23%	2.19%	6.56%	20.60%

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S E L E C T I N C O M E F U N D

OTHER SHARE CLASS RESULTS – UNAUDITED

Average Annualized Returns In Percent				Since
For Period Ended 6/30/08	1	3	5	Inception
With All Distributions Reinvested	Year	Year	Year	(3/30/01)[1]
Class B Shares
not reflecting applicable CDSC[2]	-23.70	-5.99	0.35	7.61
reflecting applicable CDSC	-27.20	-6.74	0.08	7.61
Expense Ratio as of 12/31/07[3]: 2.25% net operating expenses 3.05% gross operating expenses

Class C Shares
not reflecting applicable CDSC[2]	-23.73	-6.00	0.34	7.61
reflecting applicable CDSC	-24.42	-6.00	0.34	7.61
Expense Ratio as of 12/31/07[3]: 2.25% net operating expenses 3.05% gross operating expenses

Class Y Shares*	-22.94	-5.12	1.21	8.50
Expense Ratio as of 12/31/07[3]: 1.25% net operating expenses 2.05% gross operating expenses

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

1 While the Class B and C shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 13, 2001.
2 CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.
3 The Adviser has contractually agreed, until December 31, 2010, to waive expenses and/or reimburse the fund certain expenses (excluding (1) extraordinary expenses and (2) dividend and interest expense) to the extent necessary to maintain Total Fund Operating Expenses for Class A shares at 1.60%.
* Class Y shares of the fund were not in existence prior to April 28, 2006. The Class Y share performance that is presented for those periods prior to April 28, 2006 is based on the performance of Class A shares since the inception of the fund. The returns for Class Y shares will differ from the returns for Class A shares because of differences in expenses of each class. Class Y shares are not subject to the Rule 12b-1 service and distribution fees that Class A shares are subject to and Class Y shares will therefore generally have lower expenses than Class A shares.

K E N S I N G T O N I N T E R N A T I O N A L R E A L E S T A T E F U N D

RESULTS AT A GLANCE

Average Annualized Returns In Percent		Since	12-Month	30-Day
For Period Ended 6/30/08	1	Inception	Dividend	SEC
With All Distributions Reinvested	Year	(4/28/06)	Yield[1]	Yield[2]
International Real Estate Fund – A Share at NAV	-24.68	-2.33	8.08%	1.57%
International Real Estate Fund – With Load	-29.01	-4.96	7.61%	1.48%
FTSE EPRA/NAREIT Global Real Estate Index ex-U.S.[3]	-22.41	0.96
Expense Ratio as of 12/31/07[4] : 1.63% net operating expenses 1.66% gross operating expenses

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com.

The funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance shown with load reflects the Class A maximum sales charge of 5.75% but does not reflect the redemption fee. Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or redemption fee. If reflected, the load and/or redemption fee would reduce the performance quoted. Results for other share classes can be found on page 74.

1 The dividend yield is the sum of the trailing 12 months of cash distributions, excluding capital gains distributions, divided by the most recent net asset value.
2 The 30-Day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.
3 The FTSE EPRA/NAREIT Global Real Estate Index Series is designed to track the performance of listed real estate companies and REITs worldwide, excluding U.S. companies.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

4 The Adviser has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class A shares at 1.65%.

Investors should be aware of the risks involved with investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. These risks are discussed in the fund’s prospectus. By itself the fund does not constitute a complete investment plan and should be considered a long term investment for investors who can afford to weather changes in the value of their investments. There is no guarantee that the investment objective will be achieved. Investments in foreign securities involve additional risks such as greater volatility and political, economic and currency risks and differences in accounting methods.

K E N S I N G T O N I N T E R N A T I O N A L R E A L E S T A T E F U N D

PORTFOLIO HOLDINGS
% of Portfolio Holdings by Country as of June 30, 2008

Common
Country	Stock
Japan	21.6
Hong Kong	15.9
United Kingdom	15.0
Europe ex-U.K.	14.4
Australia	12.0
Canada	5.4
Singapore	4.3
Emerging Markets[1]	3.0
United States	2.0

Portfolio holdings are subject to change.

Portfolio holding percentages do not include other assets in excess of liabilities (6.5%) and will not total 100%.
1 Emerging Markets includes Brazil 2.8% and Malaysia 0.2%.

GROWTH OF $10,000 INVESTMENT
Period from fund inception on April 28, 2006 to June 30, 2008

Average Annualized Total Returns on a $10,000 investment with all distributions reinvested for period ended 6/30/08 for the International Real Estate Fund (Class A Shares) reflecting maximum sales charge
1-Year: -29.01%
Since Inception (4/28/06): -4.96%
Performance for other share classes can be found on page 74.

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

MANAGEMENT’S DISCUSSION AND ANALYSIS

The Kensington International Real Estate Fund seeks total return from both capital appreciation and current income by investing in a portfolio of non-U.S. equities. The fund’s current primary focus is on high quality real estate companies in Asia-Pacific and Europe. We seek to invest in top-tier firms with proven track records and strong balance sheets. The fund also has a small allocation to emerging markets where we believe the opportunity for strong returns is high.

INVESTMENT STRATEGY

In a period marked by volatility across all sectors, international real estate was not immune. The International Real Estate Fund posted a decline of -20.00% year to date through June 30, 2008, underperforming the benchmark FTSE EPRA/NAREIT Global Real Estate Index ex-U.S. (-18.76%).

The fund continued to follow a very conservative investment strategy during the first six months of 2008, a position that, at times, detracted from fund performance. Given the ongoing high volatility in global equities and uncertainty caused by the global economic slowdown, the fund maintained its defensive posture, which included a substantial cash position, a reduction of holdings in companies that are primarily developers and an increased emphasis on avoiding companies with large near term debt obligations. As of mid-year 2008, the fund’s portfolio was invested as follows: 54% Asia-Pacific, 29% Europe and 10% Americas.

Asia-Pacific

In a reversal from last year, most of Asia-Pacific underperformed both the U.S. and Europe in the first half of 2008. Mirroring their counterparts in the West, Asia-Pacific real estate stocks experienced a pricing correction related to credit and valuation concerns.

Japan fared best in the region, declining 11% but still outperforming Australia (-24%) and Hong Kong (-33%).1 The fund was underweight all Asia-Pacific regions except Singapore, and thus benefited from its overall positioning within the region, although our underweight position in Japan detracted from performance as real property stock prices recovered sharply in April.

The fund maintained its underweight exposure to Australia during the first half of 2008 based on poor relative valuations and concerns over expected dividend cuts. We also maintained our underweight to Hong Kong on concern about valuations and the strength of demand for new residential developments. These strategies strongly helped fund performance, particularly during the first quarter. Following the correction, we have a more favorable view of these regions and feel that they are now more reasonably priced.

Even in a recessionary environment, we believe Asia-Pacific’s gross domestic product (GDP) growth should continue to outpace most of the globe. While this should help keep property market fundamentals healthy, the effects of higher inflation and rising interest rates could negatively impact property valuations as we have seen in the U.S. and Europe. Real estate stock performance in Asia-Pacific is likely to be highly divergent, making stock selection diversified by region and property type increasingly important.

Europe

Continental Europe and the United Kingdom (UK) continued to struggle with increased volatility in the first half of 2008. While both regions were strong outperformers in the first quarter as value-oriented investors were attracted by the regions’ steep discounts, the second quarter saw a sharp reversal of this trend.

Higher capital costs and a more cautious view of future rent growth were largely responsible for the decline. Borrowing costs rose sharply as major banks in the UK cut back on property loans in the face of the credit crunch, driving property valuations lower as buyers sought higher yields. In addition, huge emergency rights offerings by UK banks dried up stock market capital and may have caused forced selling of some REIT shares.

Negative results were most pronounced in the UK with REIT stocks down 22% after falling 35% last year. Continental Europe fared much better at -5%.2

K E N S I N G T O N I N T E R N A T I O N A L R E A L E S T A T E F U N D

During the first half of 2008, the fund was moderately overweight the UK, helping fund performance significantly during the first quarter, but detracting during the second. We continue to believe UK stocks are priced for an economic slowdown and offer good values on a discount to property value basis, even after assuming continued declines in property valuations for the next two years.

The fund was approximately market weight Continental Europe during the first quarter, but took a more pessimistic view over the second quarter, ending the period underweight. While we are enthusiastic about the long term prospects for the many world-class companies in the large and prosperous countries that comprise the region, valuations and market sentiment cause us to remain neutral on balance. While real estate stocks in most of Europe are now trading at discounts to underlying asset values, we prefer the potential risk-return reward we see in hard-hit UK stocks.

CONCLUSION

Despite ongoing turmoil in the markets, we believe real estate remains an important component of core portfolios, providing diversification, predictable cash flow from long term leases and a potential hedge against inflation. Real estate stocks have emerged as a preferred method of real estate ownership thanks to the transparency and liquidity they bring to the asset class. As these benefits are acknowledged globally, REIT structures are forming in numerous countries, opening up overseas property markets to an increasing pool of global investors. We believe the Kensington International Real Estate Fund’s selection of high quality real estate companies and careful regional allocation will deliver strong returns in the years ahead.

Michael McGowan	Paul Gray
Portfolio Manager	Portfolio Manager
____________________
1 FTSE EPRA/NAREIT Global Real Estate Index, 1/1/08 – 6/30/08.
2 FTSE EPRA/NAREIT Global Real Estate Index, 12/31/07, 6/30/08.

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for fund holdings as of June 30, 2008.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

EXPENSE EXAMPLE

As a shareholder of the Kensington International Real Estate Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemptions fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2008 to June 30, 2008.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses.You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.You may use this information to compare the ongoing costs of investing in the Fund and other funds.To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees.Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Kensington International Real Estate Fund	January 1, 2008	June 30, 2008	During Period*
Class A Shares
Actual	$1,000.00	$ 800.00	$ 7.38
Hypothetical (5% return before expenses)	$1,000.00	$1,016.66	$ 8.27

Class B Shares
Actual	$1,000.00	$ 797.00	$10.72
Hypothetical (5% return before expenses)	$1,000.00	$1,012.93	$12.01

Class C Shares
Actual	$1,000.00	$ 797.30	$10.72
Hypothetical (5% return before expenses)	$1,000.00	$1,012.93	$12.01

Class Y Shares
Actual	$1,000.00	$ 800.90	$ 6.27
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$ 7.02

* Expenses are equal to the Fund’s annualized expense ratio of 1.65% for Class A, 2.40% for Class B, 2.40% for Class C, and 1.40% for Class Y multiplied by the average account value over the period, multiplied by 182 days in the most recent fiscal half-year/366 to reflect the one-half year period.

K E N S I N G T O N I N T E R N A T I O N A L R E A L E S T A T E F U N D

SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2008 (UNAUDITED)

REAL ESTATE COMMON STOCK (93.5%)	Shares	Market Value($)
Australia (12.0%)
Commonwealth Property Office Fund	2,326,250	2,754,133
Dexus Property Group	1,360,396	1,799,724
Goodman Group	1,169,800	3,465,227
Stockland	813,173	4,201,780
Westfield Group	695,802	10,859,295
		23,080,159
Brazil (2.8%)
BR Malls Participacoes SA1	252,000	2,436,529
General Shopping Brasil SA1	367,000	2,861,643
		5,298,172
Canada (5.4%)
Boardwalk Real Estate Investment Trust	58,800	2,199,882
Brookfield Properties Corp.	226,400	4,027,656
Calloway Real Estate Investment Trust	79,800	1,533,863
Mainstreet Equity Corp.[1]	46,700	627,888
RioCan Real Estate Investment Trust	101,300	1,972,951
		10,362,240
Finland (2.0%)
Citycon Oyj	562,712	2,843,949
Sponda Oyj	116,700	1,016,077
		3,860,026
France (9.1%)
Klepierre	30,100	1,516,516
Unibail-Rodamco Co.	68,904	15,938,810
		17,455,326
Great Britain (15.0%)
British Land Co. PLC	708,271	9,995,220
Capital & Regional PLC	1,012,308	3,831,063
Derwent London PLC	90,992	1,826,908
Great Portland Estates PLC	174,196	1,173,624
Hammerson PLC	304,456	5,412,349
Land Securities Group PLC	217,009	5,325,268
Shaftesbury PLC	151,596	1,176,866
		28,741,298
Hong Kong (15.9%)
Champion REIT	1,262,000	584,284
Cheung Kong Holdings, Ltd.	443,652	5,980,035
China Overseas Land & Investment, Ltd.	1,539,800	2,432,952
China Resources Land, Ltd.	621,300	860,565
Hang Lung Properties, Ltd.	960,378	3,079,220
Henderson Land Development Co., Ltd.	395,740	2,466,634
Hongkong Land Holdings, Ltd.	445,200	1,887,648
Link REIT	640,000	1,457,745
New World Development, Ltd.	1,294,100	2,635,584
Shimao Property Holdings, Ltd.	525,000	602,616
Sun Hung Kai Properties, Ltd.	621,350	8,431,028
		30,418,311

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2008 (UNAUDITED) CONTINUED

REAL ESTATE COMMON STOCK (CONTINUED)	Shares	Market Value($)
Japan (21.6%)
Fukuoka REIT Corp.	152	798,757
Kenedix Realty Investment Corp.	458	2,717,318
Mitsubishi Estate Co., Ltd.	490,500	11,224,891
Mitsui Fudosan Co., Ltd.	510,030	10,903,311
New City Residence Investment Corp.	939	1,910,066
Nippon Building Fund, Inc.	335	3,943,589
NTT Urban Development Corp.	1,200	1,570,843
Sumitomo Realty & Development Co., Ltd.	234,350	4,656,764
Tokyu REIT, Inc.	304	2,470,707
Top REIT, Inc.	313	1,167,283
		41,363,529
Malaysia (0.2%)
E & O Property Development Berhad[1]	527,320	306,628

Netherlands (1.0%)
Nieuwe Steen Investment NV	71,883	1,867,414

Norway (0.7%)
Norwegian Property ASA	300,850	1,399,934
Norwegian Property ASA Rights[1]	274,255	4,308
		1,404,242
Singapore (4.3%)
Allco Commercial Real Estate Investment Trust	361,540	201,956
Ascendas Real Estate Investment Trust	952,100	1,546,537
CapitaCommercial Trust	2,481,400	3,483,499
CapitaLand, Ltd.	489,900	2,052,427
CapitaMall Trust	438,200	963,006
		8,247,425
Sweden (1.6%)
Fabege AB	177,300	1,186,426
Hufvudstaden AB - A Shares	204,900	1,973,316
		3,159,742
United States (2.0%)
iShares Cohen & Steers Realty Majors Index Fund	51,200	3,847,168

Total Real Estate Common Stock (cost $210,176,732)		179,411,680

Total Investments in Securities (cost $210,176,732) – 93.5%		179,411,680
Other Assets in excess of Liabilities – 6.5%		12,426,310
NET ASSETS – 100.0%		$191,852,209

1 Represents non-income producing securities.

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N I N T E R N A T I O N A L R E A L E S T A T E F U N D

SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2008 (UNAUDITED) CONTINUED

FAS 157 - SUMMARY OF FAIR VALUE EXPOSURE AT JUNE 30, 2008

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Quoted prices in active markets for identical securities.
Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2008:

	Investments in	Other Financial
Description	Securities	Instruments++
Level 1 - Quoted prices	$171,728,253	$–
Level 2 - Other significant observable inputs	$7,376,799	$–
Level 3 - Significant unobservable inputs	$306,628	$–
Total	$179,411,680	$–

++ Other Financial Instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Investments in	Other Financial
	Securities	Instruments
Balance as of 12/31/07	$–	$–
Accrued discounts/premiums	$–	$–
Realized gain (loss)	$–	$–
Change in unrealized appreciation (depreciation)	$–	$–
Net purchases (sales)	$–	$–
Transfers in and/or out of level 3	$306,628	$–
Balance as of 6/30/08	$306,628	$–

SCHEDULE OF PORTFOLIO INVESTMENTS BY INDUSTRY - JUNE 30, 2008 (UNAUDITED)

Industry	% of Net Assets
Real Estate - Diversified	52.4%
Real Estate - Retail	18.6%
Real Estate - Office	13.2%
Real Estate - Multifamily	4.5%
Real Estate - Industrial	2.6%
Real Estate - Investment Companies	2.0%
Real Estate - Homebuilding	0.2%

Total Investments in Securities	93.5%
Other Assets less Liabilities	6.5%
Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2008 (UNAUDITED)

ASSETS
Investments, at value (cost $210,176,732)	$179,411,680
Foreign currency, at value (cost $10,139,697)	10,202,820
Interest and dividends receivable	857,345
Receivables from investment securities sold	10,182,978
Receivable for capital shares issued	242,259
Prepaid expenses	63,860
Total Assets	200,960,942
LIABILITIES
Demand loan payable to bank	2,085,954
Payables for investments purchased	5,892,028
Payable for capital shares redeemed	746,643
Accrued expenses and other payables
Investment advisory fees	155,457
Distribution fees	65,829
Administrative services plan fee	43,553
Other accrued expenses	119,269
Total Liabilities	9,108,733
NET ASSETS	$191,852,209
Capital	$268,173,410
Undistributed net investment income loss	(6,518,258)
Accumulated realized loss on investments	(39,101,014)
Net unrealized depreciation on investments	(30,765,052)
Net unrealized appreciation on foreign currency	63,123
Net Assets	$191,852,209
Class A
Net Assets	$133,174,465
Shares outstanding	6,181,974
Redemption price per share	$21.54
Maximum Sales Charge-Class A	5.75%
Maximum Offering Price
[100%/(100%-Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$22.86
Class B
Net Assets	$5,208,728
Shares outstanding	242,644
Offering and redemption price per share[1]	$21.47
Class C
Net Assets	$35,266,607
Shares outstanding	1,643,597
Offering and redemption price per share[1]	$21.46
Class Y
Net Assets	$18,202,409
Shares outstanding	844,311
Offering and redemption price per share[1]	$21.56

1 Redemption price per share varies by length of time shares are held.

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N I N T E R N A T I O N A L R E A L E S T A T E F U N D

STATEMENT OF OPERATIONS - SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

INVESTMENT INCOME
Dividend income (net of foreign tax withheld of $465,346)	$ 3,511,786
Interest income	157,110
Total Investment Income	3,668,896

EXPENSES
Investment advisory fees	1,170,585
Distribution fees
Class A	204,075
Class B	32,588
Class C	219,640
Administration, fund accounting and transfer agent fees	146,115
Administrative services plan fees	105,345
State registration fees	37,279
Custodian fees	67,279
Reports to shareholders	23,785
Legal fees	38,761
Audit fees	23,978
Insurance expense	6,134
Trustees’ fees	9,546
Other expenses	21,812
Total expenses before waivers	2,106,922
Plus expenses reimbursed by the Adviser	(14,974)
Interest expense	2,613
Net Expenses	2,094,561
Net Investment Income	1,574,335

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments	(31,004,232)
Net realized gain from foreign currency transactions	1,582,729
Change in unrealized appreciation (depreciation) from investments	(23,645,992)
Change in unrealized appreciation (depreciation) from foreign currency	(97,153)
Net realized/unrealized loss from investments	(53,164,648)
Net change in net assets resulting from operations	$(51,590,313)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS FROM	June 30, 2008	December 31, 2007
	(Unaudited)
OPERATIONS
Net investment income	$1,574,335	$704,579
Net realized loss from investments	(31,004,232)	(4,411,132)
Net realized gain from foreign currency transactions	1,582,729	869,458
Change in unrealized appreciation (depreciation) from investments	(23,645,992)	(19,772,699)
Change in unrealized appreciation (depreciation) from foreign currency	(97,153)	155,767
Change in net assets resulting from operations	(51,590,313)	(22,454,027)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(1,295,101)	(11,230,628)
From net realized gain from investments	–	(550,408)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(26,696)	(373,363)
From net realized gain from investments	–	(20,654)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(182,558)	(2,697,468)
From net realized gain from investments	–	(148,852)

DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
From net investment income	(200,644)	(1,397,553)
From net realized gain from investments	–	(64,741)
Change in net assets from distributions to shareholders	(1,704,999)	(16,483,667)

CAPITAL TRANSACTIONS
Proceeds from shares issued	28,417,373	264,815,464
Shares issued in reinvestment of distributions	1,444,522	14,182,288
Payments for shares redeemed	(62,339,736)	(85,514,231)
Redemption fees	26,145	57,585
Change in net assets from capital transactions	(32,451,696)	193,541,106
Change in net assets	(85,747,008)	154,603,412

NET ASSETS
Beginning of period	277,599,217	122,995,805
End of period	$191,852,209	$277,599,217
Undistributed net investment income	$(6,518,258)	$(6,387,594)

CAPITAL TRANSACTIONS
CLASS A
Proceeds from shares issued	$23,239,654	$187,958,613
Dividends reinvested	1,073,773	9,974,857
Cost of shares redeemed	(49,496,272)	(61,053,888)
Redemption fees	24,720	50,166
Change	$(25,158,125)	$136,929,748

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N I N T E R N A T I O N A L R E A L E S T A T E F U N D

STATEMENT OF CHANGES IN NET ASSETS CONTINUED

	Six Months Ended	Year Ended
CAPITAL TRANSACTIONS	June 30, 2008	December 31, 2007
	(Unaudited)
CLASS B
Proceeds from shares issued	$172,412	$6,200,425
Dividends reinvested	21,795	351,350
Cost of shares redeemed	(1,251,354)	(1,001,997)
Redemption fees	11	336
Change	$(1,057,136)	$5,550,114

CLASS C
Proceeds from shares issued	$2,158,590	$45,938,668
Dividends reinvested	162,924	2,515,743
Cost of shares redeemed	(9,134,521)	(10,587,181)
Redemption fees	973	3,060
Change	$(6,812,034)	$37,870,290

CLASS Y
Proceeds from shares issued	$2,846,717	$24,717,758
Dividends reinvested	186,030	1,340,338
Cost of shares redeemed	(2,457,589)	(12,871,165)
Redemption fees	441	4,023
Change	$575,599	$13,190,954

SHARE TRANSACTIONS
CLASS A
Issued	929,859	6,029,503
Reinvested	48,411	371,046
Redeemed	(1,997,164)	(2,051,651)
Change	(1,018,894)	4,348,898

CLASS B
Issued	6,884	201,003
Reinvested	986	13,195
Redeemed	(50,279)	(33,644)
Change	(42,409)	180,554

CLASS C
Issued	86,759	1,469,972
Reinvested	7,372	94,492
Redeemed	(371,955)	(361,795)
Change	(277,824)	1,202,669

CLASS Y
Issued	115,712	787,671
Reinvested	8,380	49,597
Redeemed	(99,114)	(444,135)
Change	24,978	393,133

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N I N T E R N A T I O N A L R E A L E S T A T E F U N D

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities:			Less Dividends

	Net Asset		Net Realized/
	Value,	Net	Unrealized	Total From	Net	Net
	Beginning of	Investment	Gains on	Investment	Investment	Realized
	Period	Income	Investments	Activities	Income	Gains
Kensington International Real Estate Fund Class A
Period Ended June 30, 2008[1]	$27.17	0.18 (e)	(5.60)	(5.42)	(0.21)	–
Year Ended December 31, 2007	$30.00	0.12 (e)	(1.23)	(1.11)	(1.64)	(0.08)
Period Ended December 31, 2006**	$25.00	0.21 (e)	5.58	5.79	(0.71)	(0.07)

Kensington International Real Estate Fund Class B
Period Ended June 30, 2008[1]	$27.05	0.09 (e)	(5.56)	(5.47)	(0.11)	–
Year Ended December 31, 2007	$29.92	(0.11) (e)	(1.23)	(1.34)	(1.45)	(0.08)
Period Ended December 31, 2006**	$25.00	0.09 (e)	5.55	5.64	(0.65)	(0.07)

Kensington International Real Estate Fund Class C
Period Ended June 30, 2008[1]	$27.04	0.09 (e)	(5.56)	(5.47)	(0.11)	–
Year Ended December 31, 2007	$29.91	(0.11) (e)	(1.23)	(1.34)	(1.45)	(0.08)
Period Ended December 31, 2006**	$25.00	0.09 (e)	5.55	5.64	(0.66)	(0.07)

Kensington International Real Estate Fund Class Y
Period Ended June 30, 2008[1]	$27.20	0.22 (e)	(5.62)	(5.40)	(0.24)	–
Year Ended December 31, 2007	$30.03	0.20 (e)	(1.25)	(1.05)	(1.70)	(0.08)
Period Ended December 31, 2006**	$25.00	0.26 (e)	5.57	5.83	(0.73)	(0.07)

**	From commencement of operations on April 28, 2006.
(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	Computed using the average share method.
^	Less than $0.01 per share.
[1]	Unaudited

The accompanying notes are an integral part of these financial statements.

from:					Ratios/Supplemental Data
								Ratio of Net
						Ratio of	Ratio of	Investment
						Expenses to	Expenses to	Income to
						Average Net	Average Net	Average Net
						Assets -	Assets -	Assets -
						Includes	Excludes	Includes
			Net Asset		Net Assets,	Waived	Waived	Waived
			Value,		End of	Fees and	Fees and	Fees and	Portfolio
Return	Total	Redemption	End of	Total Return	Period	Reimbursed	Reimbursed	Reimbursed	Turnover
of Capital	Distributions	Fees	Period	(a) (b)	(000’s)	Expenses (c)	Expenses (c)	Expenses (c)	(b) (d)

–	(0.21)	–^	$21.54	(20.00%)	$133,166	1.65%	1.65%	1.48%	59.24%
–	(1.72)	–^	$27.17	(3.59%)	$195,641	1.66%	1.62%	0.40%	89.75%
–	(0.78)	–	$30.01	23.18%	$85,573	1.85%	1.85%	1.33%	59.51%

–	(0.11)	–^	$21.47	(20.30%)	$5,207	2.40%	2.40%	0.73%	59.24%
–	(1.53)	–^	$27.05	(4.36%)	$7,711	2.41%	2.37%	(0.35%)	89.75%
–	(0.72)	–	$29.92	22.61%	$3,127	2.60%	2.60%	0.59%	59.51%

–	(0.11)	–^	$21.46	(20.27%)	$35,263	2.40%	2.40%	0.73%	59.24%
–	(1.53)	–^	$27.04	(4.36%)	$51,964	2.41%	2.37%	(0.35%)	89.75%
–	(0.73)	–	$29.91	22.61%	$21,499	2.60%	2.60%	0.59%	59.51%

–	(0.24)	–^	$21.56	(19.91%)	$18,202	1.40%	1.40%	1.73%	59.24%
–	(1.78)	–^	$27.20	(3.39%)	$22,283	1.41%	1.37%	0.65%	89.75%
–	(0.80)	–	$30.03	23.38%	$12,797	1.60%	1.60%	1.58%	59.51%

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N I N T E R N A T I O N A L R E A L E S T A T E F U N D

OTHER SHARE CLASS RESULTS – UNAUDITED

Average Annualized Returns in Percent			Since
For Period Ended 6/30/08		1	Inception
With All Distributions Reinvested		Year	(4/28/06)
Class B Shares
not reflecting applicable CDSC[1]		-25.25	-3.06
reflecting applicable CDSC		-28.77	-4.30
Expense Ratio as of 12/31/07[2]: 2.38% net operating expenses	2.41% gross operating expenses

Class C Shares
not reflecting applicable CDSC[1]		-25.22	-3.05
reflecting applicable CDSC		-25.93	-3.05
Expense Ratio as of 12/31/07[2]: 2.38% net operating expenses	2.41% gross operating expenses

Class Y Shares		-24.48	-2.11
Expense Ratio as of 12/31/07[2]: 1.38% net operating expenses	1.41% gross operating expenses

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

1 CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.
2 The Adviser has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class A shares at 1.65%.

K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

RESULTS AT A GLANCE

Average Annualized Returns In Percent		Since	12-Month	30-Day
For Period Ended 6/30/08	1	Inception	Dividend	SEC
With All Distributions Reinvested	Year	(12/29/06)	Yield[1]	Yield[2]
Global Real Estate Fund – A Share at NAV	-21.50	-16.35	2.19%	2.34%
Global Real Estate Fund – With Load	-26.01	-19.59	2.07%	2.21%
FTSE EPRA/NAREIT Global Real Estate Index[3]	-19.67	-13.58
Expense Ratio as of 12/31/07[4] : 1.54% net operating expenses 2.64% gross operating expenses

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com.

The funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance shown with load reflects the Class A maximum sales charge of 5.75% but does not reflect the redemption fee. Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or redemption fee. If reflected, the load and/or redemption fee would reduce the performance quoted. Results for other share classes can be found on page 92.

1 The dividend yield is the sum of the trailing 12 months of cash distributions, excluding capital gains distributions, divided by the most recent net asset value.
2 The 30-Day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.
3 The FTSE EPRA/NAREIT Global Real Estate Index Series is designed to track the performance of listed real estate companies and REITs worldwide.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

4 The Adviser has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class A shares at 1.50%.

Investors should be aware of the risks involved with investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. These risks are discussed in the fund’s prospectus. By itself the fund does not constitute a complete investment plan and should be considered a long term investment for investors who can afford to weather changes in the value of their investments. There is no guarantee that the investment objective will be achieved. Investments in foreign securities involve additional risks such as greater volatility and political, economic and currency risks and differences in accounting methods.

K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

PORTFOLIO HOLDINGS
% of Portfolio Holdings by Country as of June 30, 2008

	Common	Other	Net Portfolio
Country	Stock	Investments	Percentage
United States	41.8	—	41.8
Japan	13.0	—	13.0
Hong Kong	10.2	—	10.2
Europe ex-U.K.	9.2	—	9.2
United Kingdom	8.5	—	8.5
Australia	7.1	—	7.1
Canada	3.3	—	3.3
Singapore	2.7	—	2.7
Emerging Markets[1]	2.2	—	2.2
Repurchase Agreement	—	2.2	2.2

Portfolio holdings are subject to change. Due to rounding, values may not total 100%.

Portfolio holdings do not include other assets in excess of liabilities (0.2%).
1 Emerging Markets includes Brazil 2.1% and Malaysia 0.1%.

GROWTH OF $10,000 INVESTMENT
Period from fund inception on December 29, 2006 to June 30, 2008

Average Annualized Total Returns on a $10,000 investment with all distributions reinvested for period ended 6/30/08 for the Global Real Estate Fund (Class A Shares) reflecting maximum sales charge
1-Year: -26.01%
Since Inception (12/29/06): -19.59%
Performance for other share classes can be found on page 92.

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

MANAGEMENT’S DISCUSSION AND ANALYSIS

The Kensington Global Real Estate Fund seeks total return from both capital appreciation and current income by investing in a portfolio of U.S. and international equities. The fund’s primary focus is on high quality real estate companies in North America, Asia-Pacific and Europe. We seek to invest in top-tier firms with proven track records and strong balance sheets. The fund also has a small allocation to emerging markets where we believe the opportunity for strong returns is high.

INVESTMENT STRATEGY

In a period marked by volatility across all sectors, global real estate was not immune. The Global Real Estate Fund posted a decline of -14.68% year to date through June 30, 2008, slightly underperforming the benchmark FTSE EPRA/NAREIT Global Real Estate Index (-13.71%).

The fund continued to follow a conservative investment strategy during the first six months of 2008, a position that, at times, detracted from fund performance. Given the ongoing high volatility in global equities and uncertainty caused by the global economic slowdown, the fund maintained its defensive posture, which included a substantial cash position, a reduction of holdings in companies that are primarily developers and an increased emphasis on avoiding companies with large near term debt obligations. As of mid-year 2008, the fund’s portfolio was invested as follows: 42% U.S., 33% Asia-Pacific, 18% Europe and 5% Americas (Canada and Brazil).

United States

U.S. real estate stocks saw extreme price volatility through the first half of 2008, but performed better than all overseas markets. U.S. REITs, as measured by the FTSE NAREIT Composite Index, were down 5.6% in the first half of 2008, after an 18% drop in 2007.1

Conditions that led to the price declines in 2007 continued to intensify in the first six months of 2008. Lending requirements tightened further as the credit crunch spread throughout the banking and finance sectors, creating more difficulties for buyers seeking acquisition financing or property owners needing to replace maturing debt. This in turn resulted in lower property value estimates as the transaction market dried up and, combined with slower economic growth projections, kept many investors on the sidelines.

The fund benefited from having a substantial U.S. position, but lost ground due to the timing of putting our cash balances to work and because our U.S. office holdings underperformed their peers.

We believe that the decline in real estate stock pricing over the past 18 months accurately reflects many of the macroeconomic and property-specific concerns dominating investor sentiment and has resulted in attractive valuations. U.S. REITs currently trade at discounts to asset values in our view and offer an average dividend yield above the 10-year Treasury.2 We are maintaining a slight overweight position in the U.S. as we think the stocks are well-priced on a risk-adjusted basis relative to their global peers.

Asia-Pacific

In a reversal from last year, most of Asia-Pacific underperformed both the U.S. and Europe in the first half of 2008. Mirroring their counterparts in the West, Asia-Pacific real estate stocks experienced a pricing correction related to credit and valuation concerns.

Japan fared best in the region, declining 11% but still outperforming Australia (-24%) and Hong Kong (-33%).3 The fund was underweight all Asia-Pacific regions except Singapore, and thus benefited from its overall positioning within the region, although our underweight position in Japan detracted from performance as real property stock prices recovered sharply in April.

K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

The fund maintained its underweight exposure to Australia during the first half of 2008 based on poor relative valuations and concerns over expected dividend cuts. We also maintained our underweight to Hong Kong on concern about valuations and the strength of demand for new residential developments. These strategies strongly helped fund performance, particularly during the first quarter. We have become more constructive on both these areas and feel that they are now priced more reasonably.

Even in a recessionary environment, we believe Asia-Pacific’s GDP growth should continue to outpace most of the globe. While this should help keep property market fundamentals healthy, the effects of higher inflation and rising interest rates could negatively impact property valuations as we have seen in the U.S. and Europe. Real estate stock performance in Asia-Pacific is likely to be highly divergent, making stock selection diversified by region and property type increasingly important.

Europe

Continental Europe and the United Kingdom (UK) continued to struggle with increased volatility in the first half of 2008. While both regions were strong outperformers in the first quarter as value-oriented investors were attracted by the regions’ steep discounts, the second quarter saw a sharp reversal of this trend.

Higher capital costs and a more cautious view of future rent growth were largely responsible for the decline. Borrowing costs rose sharply as major banks in the UK cut back on property loans in the face of the credit crunch, driving property valuations lower as buyers sought higher yields. In addition, huge emergency rights offerings by UK banks dried up stock market capital and may have caused forced selling of some REIT shares.

Negative results were most pronounced in the UK with REIT stocks down 22% after falling 35% last year. Continental Europe fared much better at -5%.4

During the first half of 2008, the fund was moderately overweight the UK, helping fund performance significantly during the first quarter, but detracting during the second. We continue to believe UK stocks are priced for an economic slowdown and offer good values on a discount to property value basis, even after assuming continued declines in property valuations for the next two years.

The fund was approximately market weight Continental Europe during the first quarter, but took a more pessimistic view over the second quarter, ending the period notably underweight. While we are enthusiastic about the long term prospects for the many world-class companies in the large and prosperous countries that comprise the region, valuations and market sentiment cause us to remain neutral on balance. While real estate stocks in most of Europe are now trading at discounts to underlying asset values, we prefer the potential risk-return reward we see in hard-hit UK stocks.

CONCLUSION

Despite ongoing turmoil in the markets, we believe real estate remains an important component of core portfolios, providing diversification, predictable cash flow from long term leases and a potential hedge against inflation. Real estate stocks have emerged as a preferred method of real estate ownership thanks to the transparency and liquidity they bring to the asset class. As these benefits are acknowledged globally, REIT structures are forming in numerous countries, opening up overseas property markets to an increasing pool of global investors. We believe the Kensington Global Real Estate Fund’s selection of high quality real estate companies and careful regional allocation will deliver strong returns in the years ahead.

Michael McGowan	Paul Gray
Portfolio Manager	Portfolio Manager

____________________
1 NAREIT, 12/31/07, 6/30/08.
2 NAREIT, Bloomberg, 6/30/08.
3 FTSE EPRA/NAREIT Global Real Estate Index, 1/1/08 – 6/30/08.
4 FTSE EPRA/NAREIT Global Real Estate Index.

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for fund holdings as of June 30, 2008.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

EXPENSE EXAMPLE

As a shareholder of the Kensington Global Real Estate Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2008 to June 30, 2008.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses.You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.You may use this information to compare the ongoing costs of investing in the Fund and other funds.To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees.Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Kensington Global Real Estate Securities Fund	January 1, 2008	June 30, 2008	During Period*
Class A Shares
Actual	$1,000.00	$ 853.20	$ 6.96
Hypothetical (5% return before expenses)	$1,000.00	$1,017.35	$ 7.57

Class B Shares
Actual	$1,000.00	$ 848.70	$10.39
Hypothetical (5% return before expenses)	$1,000.00	$1,013.63	$11.31

Class C Shares
Actual	$1,000.00	$ 849.70	$16.38
Hypothetical (5% return before expenses)	$1,000.00	$1,013.63	$11.31

Class Y Shares
Actual	$1,000.00	$ 854.60	$ 5.81
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$ 6.32

* Expenses are equal to the Fund’s annualized expense ratio of 1.51% for Class A, 2.26% for Class B, 2.26% for Class C, and 1.26% for Class Y multiplied by the average account value over the period, multiplied by 182 days in the most recent fiscal half-year/366 to reflect the one-half year period.

SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2008 (UNAUDITED)

REAL ESTATE COMMON STOCK (97.5%)	Shares	Market Value($)
Australia (7.1%)
Commonwealth Property Office Fund	289,660	342,939
Goodman Group	104,100	308,369
Stockland	76,710	396,371
Westfield Group	62,202	970,779
		2,018,458
Brazil (2.1%)
BR Malls Participacoes SA1	30,800	297,798
General Shopping Brasil SA1	36,700	286,164
		583,962
Canada (3.3%)
Boardwalk Real Estate Investment Trust	3,100	115,980
Brookfield Properties Corp.	22,700	403,833
Calloway Real Estate Investment Trust	5,900	113,406
Mainstreet Equity Corp.[1]	5,000	67,226
RioCan Real Estate Investment Trust	11,800	229,820
		930,265
Finland (1.3%)
Citycon Oyj	42,554	215,068
Sponda Oyj	16,500	143,661
		358,729
France (5.3%)
Klepierre	2,761	139,106
Unibail-Rodamco Co.	5,934	1,372,648
		1,511,754
Hong Kong (10.1%)
Cheung Kong Holdings, Ltd.	36,348	489,939
China Overseas Land & Investment, Ltd.	180,200	284,724
China Resources Land, Ltd.	86,700	120,088
Hang Lung Properties, Ltd.	97,422	312,360
Henderson Land Development Co., Ltd.	41,760	260,289
Hongkong Land Holdings, Ltd.	67,000	284,080
Link REIT	60,000	136,663
New World Development, Ltd.	122,400	249,282
Sun Hung Kai Properties, Ltd.	55,150	748,324
		2,885,749
Japan (12.9%)
Fukuoka REIT Corp.	11	57,805
Kenedix Realty Investment Corp.	23	136,460
Mitsubishi Estate Co., Ltd.	43,500	995,479
Mitsui Fudosan Co., Ltd.	44,870	959,221
New City Residence Investment Corp.	74	150,527
Nippon Building Fund, Inc.	35	412,017
NTT Urban Development Corp.	110	143,994
Sumitomo Realty & Development Co., Ltd.	22,150	440,142
Tokyu REIT, Inc.	30	243,820
Top REIT, Inc.	33	123,068
		3,662,533

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2008 (UNAUDITED) CONTINUED

REAL ESTATE COMMON STOCK (CONTINUED)	Shares	Market Value($)
Malaysia (0.1%)
E & O Property Development Berhad[1]	67,580	39,297

Netherlands (0.8%)
Nieuwe Steen Investment NV	8,237	213,985

Norway (0.6%)
Norwegian Property ASA	37,550	174,730
Norwegian Property ASA Rights[1]	34,231	538
		175,268
Singapore (2.7%)
Allco Commercial Real Estate Investment Trust	38,460	21,484
CapitaCommercial Trust	242,300	340,151
CapitaLand, Ltd.	41,000	171,769
CapitaMall Trust	104,700	230,093
		763,497
Sweden (1.1%)
Fabege AB	18,000	120,449
Hufvudstaden AB - A Shares	21,300	205,133
		325,582
United Kingdom (8.5%)
British Land Co. PLC	53,956	761,435
Capital & Regional PLC	92,340	349,459
Derwent London PLC	8,040	161,425
Great Portland Estates PLC	24,344	164,015
Hammerson PLC	25,145	447,005
Land Securities Group PLC	14,900	365,637
Shaftesbury PLC	21,128	164,020
		2,412,996
United States (41.6%)
Acadia Realty Trust	10,200	236,130
AMB Property Corp.	5,500	277,090
AvalonBay Communities, Inc.	5,620	501,079
Boston Properties, Inc.	6,315	569,739
Corporate Office Properties Trust	4,200	144,186
Developers Diversified Realty Corp.	5,700	197,847
DiamondRock Hospitality Co.	15,100	164,439
Digital Realty Trust, Inc.	8,000	327,280
Duke Realty Corp.	6,400	143,680
EastGroup Properties, Inc.	3,400	145,860
Equity Residential Properties Trust	14,500	554,915
Essex Property Trust, Inc.	4,100	436,650
Federal Realty Investment Trust	5,880	405,720
General Growth Properties, Inc.	7,600	266,228
HCP, Inc.	8,400	267,204
Health Care REIT, Inc.	3,200	142,400
Host Hotels & Resorts, Inc.	19,100	260,715
iShares Cohen & Steers Realty Majors Index Fund	5,800	435,812
Kimco Realty Corp.	11,293	389,834

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2008 (UNAUDITED) CONTINUED

	Shares or
REAL ESTATE COMMON STOCK (CONTINUED)	Principal Amount	Market Value($)
United States (Continued)
Maguire Properties, Inc.	23,000	279,910
Marriott International, Inc. - Class A	13,800	362,112
Mid-America Apartment Communities, Inc.	2,850	145,464
National Retail Properties, Inc.	9,766	204,110
Nationwide Health Properties, Inc.	11,700	368,433
ProLogis Trust	13,130	713,616
Public Storage, Inc.	7,500	605,925
Regency Centers Corp.	4,636	274,080
Simon Property Group, Inc.	15,810	1,421,161
SL Green Realty Corp.	4,905	405,742
Taubman Centers, Inc.	3,000	145,950
Ventas, Inc.	12,300	523,611
Vornado Realty Trust	5,780	508,640
		11,825,562

Total Real Estate Common Stock (cost $31,632,103)		27,707,637

Repurchase Agreement (2.2%)
Custodial Trust Co., 1.850%, dated 6/30/08 due
07/01/08, repurchase price $622,868
(collateralized by U.S. Treasury Note, 07/15/13, valued at $636,875)	622,836	622,836

Total Investments in Securities (cost $32,254,939) – 99.7%		28,330,473
Liabilities in excess of Other Assets – (0.3%)		89,256
NET ASSETS – 100.0%		$28,419,729

1 Represents non-income producing securities.

FAS 157 - SUMMARY OF FAIR VALUE EXPOSURE AT JUNE 30, 2008

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Quoted prices in active markets for identical securities.
Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2008 (UNAUDITED) CONTINUED

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2008:

	Investments in	Other Financial
Description	Securities	Instruments++
Level 1 - Quoted prices	$ 27,147,272	$–
Level 2 - Other significant observable inputs	$ 1,143,904	$–
Level 3 - Significant unobservable inputs	$ 39,297	$–
Total	$ 28,330,473	$–

++ Other Financial Instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Investments in	Other Financial
	Securities	Instruments
Balance as of 12/31/07	$ –	$–
Accrued discounts/premiums	$ –	$–
Realized gain (loss)	$ –	$–
Change in unrealized appreciation (depreciation)	$ –	$–
Net purchases (sales)	$ –	$–
Transfers in and/or out of level 3	$ 39,297	$–
Balance as of 6/30/08	$39,297	$–

SCHEDULE OF PORTFOLIO INVESTMENTS BY INDUSTRY - JUNE 30, 2008 (UNAUDITED)

Industry	% of Net Assets
Real Estate - Diversified	33.8%
Real Estate - Retail	23.8%
Real Estate - Office	14.6%
Real Estate - Multifamily	8.4%
Real Estate - Industrial	5.1%
Real Estate - Healthcare	4.6%
Real Estate - Hotel	2.8%
Real Estate - Storage	2.1%
Real Estate - Investment Companies	1.5%
Real Estate - Net Lease	0.7%
Real Estate - Homebuilding	0.1%

Total Investments in Securities	97.5%
Other Assets less Liabilities	2.5%
Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2008 (UNAUDITED)

ASSETS
Investments, at value (cost $31,632,103)	$27,707,637
Repurchase agreements, at cost	622,836
Total Investments, (cost $32,254,939)	28,330,473
Foreign currency, at value (cost $715,835)	721,440
Interest and dividends receivable	118,403
Receivables from investment securities sold	805,602
Receivable for capital shares issued	39,768
Due from advisor	1,576
Other receivables	3,628
Prepaid expenses	27,943
Total Assets	30,048,833
LIABILITIES
Payable for investments purchased	1,507,355
Payable for foreign currency purchased	5,000
Payable for capital shares redeemed	55,075
Accrued expenses and other payables
Distribution fees	13,408
Foreign taxes withheld	16,220
Other accrued expenses	32,046
Total Liabilities	1,629,104
NET ASSETS	$28,419,729
Capital	$37,298,576
Undistributed net investment income loss	(100,751)
Accumulated net realized loss on investments	(4,859,235)
Net unrealized depreciation on investments	(3,924,466)
Net unrealized appreciation on foreign currency	5,605
Net Assets	$28,419,729
CLASS A
Net Assets	$16,662,359
Shares outstanding	891,643
Redemption price per share	$18.69
Maximum Sales Charge-Class A	5.75%
Maximum Offering Price
[100%/(100%-Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$19.83
CLASS B
Net Assets	$1,679,452
Shares outstanding	89,955
Offering and redemption price per share[1]	$18.67
CLASS C
Net Assets	$9,501,543
Shares outstanding	510,023
Offering and redemption price per share[1]	$18.63
CLASS Y
Net Assets	$576,375
Shares outstanding	30,807
Offering and redemption price per share[1]	$18.71

1 Redemption price per share varies by length of time shares are held.

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

STATEMENT OF OPERATIONS - SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

INVESTMENT INCOME
Dividend income (net of foreign tax withheld of $40,775)	$474,006
Interest income	24,745
Total Investment Income	498,751

EXPENSES
Investment advisory fees	146,496
Distribution fees
Class A	20,514
Class B	9,799
Class C	52,225
Administration, fund accounting and transfer agent fees	20,381
Administrative services plan fees	29,790
State registration fees	26,159
Custodian fees	18,901
Reports to shareholders	5,868
Legal fees	3,345
Audit fees	25,060
Insurance expense	597
Trustees’ fees	1,391
Other expenses	4,642
Total expenses before waivers	365,168
Less expenses waived/reimbursed by the Adviser	(99,646)
Interest Expense	2,516
Net Expenses	268,038
Net Investment Income	230,713

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments	(4,280,744)
Net realized gain on foreign currency transactions	126,473
Change in unrealized appreciation (depreciation) from investments	(1,129,402)
Change in unrealized appreciation (depreciation) from
foreign currency	(7,228)
Net realized/unrealized loss from investments	(5,290,901)
Change in net assets resulting from operations	$(5,060,188)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS FROM	June 30, 2008	December 31, 2007
	(Unaudited)
OPERATIONS
Net investment income	$ 230,713	$ 173,793
Net realized loss from investments	(4,280,744)	(765,565)
Net realized gain (loss) from foreign currency transactions	126,473	(10,335)
Change in unrealized appreciation (depreciation) from investments	(1,129,402)	(2,795,064)
Change in unrealized appreciation (depreciation) from foreign currency	(7,228)	12,833
Change in net assets resulting from operations	(5,060,188)	(3,384,338)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(158,705)	(198,163)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(8,175)	(14,174)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(51,031)	(117,363)
DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
From net investment income	(6,152)	(4,631)
Change in net assets from distributions to shareholders	(224,063)	(334,331)
CAPITAL TRANSACTIONS
Proceeds from shares issued	10,774,408	42,906,151
Shares issued in reinvestment of distributions	185,041	290,971
Payments for shares redeemed	(9,147,597)	(7,598,462)
Redemption fees	4,233	7,904
Change in net assets from capital transactions	1,816,085	35,606,564
Change in net assets	(3,468,166)	31,887,895
NET ASSETS
Beginning of period	31,887,895	–
End of period	$ 28,419,729	$31,887,895
Undistributed net investment loss	$ (100,751)	$ (107,401)

CAPITAL TRANSACTIONS
CLASS A
Proceeds from shares issued	$ 7,505,097	$22,276,153
Dividends reinvested	133,505	175,904
Cost of shares redeemed	(4,025,264)	(4,628,574)
Redemption fees	2,159	4,131
Change	$ 3,615,497	$17,827,614
CLASS B
Proceeds from shares issued	$ 240,048	$ 3,096,725
Dividends reinvested	5,538	10,679
Cost of shares redeemed	$ (340,970)	(864,026)
Redemption fees	81	2,819
Change	$ (95,303)	$ 2,246,197

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

STATEMENT OF CHANGES IN NET ASSETS CONTINUED

	Six Months Ended	Year Ended
CAPITAL TRANSACTIONS	June 30, 2008	December 31, 2007
	(Unaudited)
CLASS C
Proceeds from shares issued	$ 2,669,672	$16,886,365
Dividends reinvested	41,488	99,825
Cost of shares redeemed	(4,716,918)	(1,873,643)
Redemption fees	1,802	954
Change	$(2,003,956)	$15,113,501
CLASS Y
Proceeds from shares issued	$ 359,591	$646,908
Dividends reinvested	4,510	4,563
Cost of shares redeemed	(64,445)	(232,219)
Redemption fees	191	–
Change	$ 299,847	$ 419,252

SHARE TRANSACTIONS
CLASS A
Issued	358,773	905,035
Reinvested	6,910	7,802
Redeemed	(193,212)	(193,665)
Change	172,471	719,172
CLASS B
Issued	11,379	131,024
Reinvested	287	480
Redeemed	(15,974)	(37,241)
Change	(4,308)	94,263
CLASS C
Issued	125,749	690,511
Reinvested	2,154	4,499
Redeemed	(231,462)	(81,428)
Change	(103,559)	613,582
CLASS Y
Issued	16,850	26,512
Reinvested	233	200
Redeemed	(3,146)	(9,842)
Change	13,937	16,870

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities:			Less Dividends

	Net Asset		Net Realized/
	Value,	Net	Unrealized	Total From	Net	Net
	Beginning	Investment	Gains on	Investment	Investment	Realized
	of Period	Income	Investments	Activities	Income	Gains
Kensington Global Real Estate Fund Class A
Period Ended June 30, 2008[1]	$22.12	0.20 (e)	(3.45)	(3.25)	(0.18)	–
Period Ended December 31, 2007	$25.00	0.32 (e)	(2.89)	(2.57)	(0.31)	–

Kensington Global Real Estate Fund Class B
Period Ended June 30, 2008[1]	$22.10	0.12 (e)	(3.46)	(3.34)	(0.09)	–
Period Ended December 31, 2007	$25.00	0.14 (e)	(2.86)	(2.72)	(0.18)	–

Kensington Global Real Estate Fund Class C
Period Ended June 30, 2008[1]	$22.04	0.12 (e)	(3.43)	(3.31)	(0.10)	–
Period Ended June 30, 2008[1]	$25.00	0.14 (e)	(2.89)	(2.75)	(0.21)	–

Kensington Global Real Estate Fund Class Y
Period Ended June 30, 2008[1]	$22.13	0.24 (e)	(3.46)	(3.22)	(0.20)	–
Period Ended December 31, 2007	$25.00	0.39 (e)	(2.92)	(2.53)	(0.34)	–

(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	Computed using the average share method.
^	Less than $0.01 per share.
[1]	Unaudited

The accompanying notes are an integral part of these financial statements.

from:					Ratios/Supplemental Data
								Ratio of Net
						Ratio of	Ratio of	Investment
						Expenses to	Expenses to	Income to
						Average Net	Average Net	Average Net
						Assets -	Assets -	Assets -
						Includes	Excludes	Includes
					Net Assets,	Waived	Waived	Waived
			Net Asset	Total	End of	Fees and	Fees and	Fees and	Portfolio
Return of	Total	Redemption	Value,	Return	Period	Reimbursed	Reimbursed	Reimbursed	Turnover
Capital	Distributions	Fees	End of Period	(a) (b)	(000’s)	Expenses (c)	Expenses (c)	Expenses (c)	(b) (d)

–	(0.18)	–^	$18.69	(14.68%)	$16,662	1.51%	2.18%	1.89%	70.08%
–	(0.31)	$0.01	$22.12	(10.35%)	$15,907	1.54%	2.64%	1.32%	89.65%

–	(0.09)	–^	$18.67	(15.13%)	$ 1,679	2.26%	2.93%	1.14%	70.08%
–	(0.18)	$0.06	$22.10	(10.89%)	$ 2,084	2.29%	3.39%	0.57%	89.65%

–	(0.10)	–^	$18.63	(15.03%)	$ 9,502	2.26%	2.93%	1.14%	70.08%
–	(0.21)	–^	$22.04	(11.01%)	$13,524	2.29%	3.39%	0.57%	89.65%

–	(0.20)	–^	$18.71	(14.54%)	$ 576	1.26%	1.93%	2.14%	70.08%
–	(0.34)	–^	$22.13	(10.19%)	$ 373	1.29%	2.39%	1.57%	89.65%

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

OTHER SHARE CLASS RESULT – UNAUDITED

Average Annualized Returns In Percent			Since
For Period Ended 6/30/08		1	Inception
With All Distributions Reinvested		Year	(12/29/06)
Class B Shares
not reflecting applicable CDSC[1]		-22.09	-16.97
reflecting applicable CDSC		-25.94	-19.17
Expense Ratio as of 12/31/07[2]: 2.29% net operating expenses	3.39% gross operating expenses

Class C Shares
not reflecting applicable CDSC[1]		-22.12	-16.99
reflecting applicable CDSC		-22.12	-16.99
Expense Ratio as of 12/31/07[2]: 2.29% net operating expenses	3.39% gross operating expenses

Class Y Shares		-21.30	-16.16
Expense Ratio as of 12/31/07[2]: 1.29% net operating expenses	2.39% gross operating expenses

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

1 CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.
2 The Adviser has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class A shares at 1.50%.

K E N S I N G T O N G L O B A L I N F R A S T R U C T U R E F U N D

RESULTS AT A GLANCE

Average Annualized Returns In Percent		Since	12-Month	30-Day
For Period Ended 6/30/08	1	Inception	Dividend	SEC
With All Distributions Reinvested	Year	(6/29/07)	Yield[1]	Yield[2]
Global Infrastructure Fund – A Share at NAV	1.26	1.26	1.32%	2.51%
Global Infrastructure Fund – With Load	-4.58	-4.56	1.25%	2.37%
S&P Global Infrastructure Index[3]	-0.83	-0.83
MSCI World Index[4]	-8.69	-8.71
Expense Ratio as of 12/31/07[5]: 1.49% net operating expenses 1.81% gross operating expenses

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com.

The funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance shown with load reflects the Class A maximum sales charge of 5.75% but does not reflect the redemption fee. Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or redemption fee. If reflected, the load and/or redemption fee would reduce the performance quoted. Results for other share classes can be found on page 108.

1 The dividend yield is the sum of the trailing 12 months of cash distributions, excluding capital gains distributions, divided by the most recent net asset value.
2 The 30-Day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.
3 The fund’s benchmark index, the S&P Global Infrastructure Index, provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation, and Energy.
4 For comparative purposes, the MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

5 The Adviser has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class A shares at 1.50%.

Because the fund concentrates its investments in infrastructure-related entities, the fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. The fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the fund is more exposed to individual stock volatility than a diversified fund. The fund also invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

K E N S I N G T O N G L O B A L I N F R A S T R U C T U R E F U N D

PORTFOLIO HOLDINGS
% of Portfolio Holdings by Country as of June 30, 2008

Common
Country	Stock
Europe ex-U.K.	36.5
United States	21.6
Canada	10.2
Emerging Markets[1]	8.7
United Kingdom	6.1
Australia	5.6
Hong Kong	4.3
Japan	3.3
Singapore	1.3

Portfolio holdings are subject to change.

Portfolio holding percentages do not include other assets in excess of liabilities (2.4%) and will not total 100%.
1 Emerging Markets includes China 3.0%, Russia 2.4%, Mexico 1.1%, Brazil 0.8%, Thailand 0.8% and Malaysia 0.6%.

GROWTH OF $10,000 INVESTMENT
Period from fund inception on June 29, 2007 to June 30, 2008

Average Annualized Total Returns on a $10,000 investment with all distributions reinvested for period ended 6/30/08 for the Global Infrastructure Fund (Class A Shares) reflecting maximum sales charge
1-Year: -4.58%
Since Inception (6/29/07): -4.56%
Performance for other share classes can be found on page 108.

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www. kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

MANAGEMENT’S DISCUSSION AND ANALYSIS

The Kensington Global Infrastructure Fund seeks total return from both capital appreciation and current income through investing in a portfolio of global infrastructure securities.

The fund invests in securities issued by companies involved in the construction, development, financing or operation of infrastructure assets. These assets comprise the physical structures and networks providing necessary services to society such as transportation and communication networks, energy transportation and storage, and utilities. The fund may also invest in infrastructure-related businesses that provide the services and raw materials necessary for the construction or maintenance of infrastructure assets such as agriculture, mining, shipping and alternative energy.

In addition to the fund’s focus on investments in existing infrastructure networks that generate positive cash flow and relatively stable revenue streams, the fund seeks opportunities to participate in the growth in global infrastructure spending through businesses involved in the construction, development or financing of infrastructure assets.

INVESTMENT STRATEGY

Against a back drop of significant market turbulence surrounding continued fall out from the credit crisis, the Kensington Global Infrastructure Fund declined 7.20% in the first six months of this year. While we are disappointed with the negative return over the period, we were pleased that on a relative basis, the fund outperformed its benchmark, the S&P Global Infrastructure Index, by over 1.6% and global equities by 3.2%, as measured by the MSCI World Index.

Since its inception on June 29, 2007, the fund has generated a positive return of 1.26%, outperforming the benchmark index (-0.83%), and well ahead of global equities (-8.71%). We attribute the outstanding relative performance of the infrastructure asset class versus global equities to the stability of the underlying assets supporting infrastructure stocks.

The fund’s portfolio was geographically well diversified across 19 countries, with the largest holdings in the U.S. (22%), Germany (10%) and Canada (10%). Our largest sector holdings included Utilities, Transportation, and Energy Infrastructure.

Year-to-date, both stock selection and industry allocation have contributed to the fund’s relative outperformance as compared to the benchmark.

Energy Infrastructure

Energy Infrastructure was one of the best performing infrastructure sectors and the largest contributor to returns in the first half of 2008 by far. The performance of these stocks was bolstered by the steady ascent of crude oil and natural gas prices throughout the first two quarters.

Looking forward, we will continue to focus on firms whose income is driven more by production volume, rather than the actual price of the underlying commodity. Clearly, one has an impact on the other, but for companies with pipeline assets, for instance, we believe income streams be will less volatile since performance is not directly tied to the day-to-day fluctuations in crude prices. The ramping up of crude production in Canada’s vast oil fields may, for example, negatively impact the price of crude, but will be positive for the pipeline companies that provide materials for additional capacity. Likewise, ramping natural gas production in the U.S. should be a positive development for the operators of natural gas pipelines and storage facilities.

Utilities

The Utilities sector was among the fund’s bottom contributors to performance. While the sector is perceived to be a “safe haven” in volatile markets, we will likely maintain an underweight position to the sector due to two key factors. First, valuations are becoming less compelling. After four years of above-average results in which the sector outperformed the broader equities market, Utilities stocks have become relatively more expensive and are now trading at P/E multiples above historic averages.

K E N S I N G T O N G L O B A L I N F R A S T R U C T U R E F U N D

Second, we believe Utilities are in growing need of substantial cash infusions to either expand capacity or modernize existing facilities. As population growth and urbanization continue to put pressure on existing networks and drive down reserve margins, capital will be required to meet the new demand. We believe this will require substantial share issuance, potentially dragging down share prices.

Transportation Infrastructure

Transportation Infrastructure (Ports, Airports, Highways and Railtracks) was the largest detractor from performance in the first half of 2008, as transportation networks were confronted with significantly higher energy prices. Positive stock selection, combined with our underweight position relative to the benchmark, contributed to performance.

To the extent that fuel prices remain highly elevated, we would expect fundamentals for Transportation Infrastructure to further decline. However, we believe the valuations for the companies themselves are quite attractive, and we anticipate that a few expected asset privatizations will highlight the pricing discrepancy between public and private markets.

Related Industries

Among our allocations outside of the benchmark index, Agriculture stocks, as a whole, had a very positive impact on the portfolio, as did the fund’s allocation to Solar Generation and Energy Exploration and Production companies.

CONCLUSION

Rising population and increased urbanization have increased demand for infrastructure, suggesting the sector may be in a strong growth mode in the years ahead. Emerging market infrastructure spending from 2008 to 2010 alone is estimated to exceed $2 trillion. 1

Infrastructure assets offer some of the key risk-return characteristics of core real estate investments: the ability to own hard assets with predictable income that is typically inflation protected. It differs in that assets typically have a monopoly or near-monopoly in the market and therefore skirt the risk of competing supply.

Infrastructure’s unique characteristics and tremendous potential for future growth will make it an increasingly dynamic investment vehicle. By gaining exposure to the asset class early, we believe we are well-positioned to capitalize on the investment opportunities ahead.

Aaron Visse
Portfolio Manager

____________________
1 Merrill Lynch, June 2008

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for fund holdings as of June 30, 2008.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

EXPENSE EXAMPLE

As a shareholder of the Kensington Global Infrastructure Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2008 to June 30, 2008.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses.You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.You may use this information to compare the ongoing costs of investing in the Fund and other funds.To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees.Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Kensington Global Infrastructure Fund	January 1, 2008	June 30, 2008	During Period*
Class A Shares
Actual	$1,000.00	$ 928.00	$ 7.24
Hypothetical (5% return before expenses)	$1,000.00	$1,017.35	$ 7.57

Class B Shares
Actual	$1,000.00	$ 924.50	$10.81
Hypothetical (5% return before expenses)	$1,000.00	$1,013.63	$11.31

Class C Shares
Actual	$1,000.00	$ 924.10	$10.81
Hypothetical (5% return before expenses)	$1,000.00	$1,013.63	$11.31

Class Y Shares
Actual	$1,000.00	$ 930.20	$ 6.05
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$ 6.32

* Expenses are equal to the Fund’s annualized expense ratio of 1.51% for Class A, 2.26% for Class B, 2.26% for Class C, and 1.26% for Class Y multiplied by the average account value over the period, multiplied by 182 days in the most recent fiscal half-year/366 to reflect the one-half year period.

K E N S I N G T O N G L O B A L I N F R A S T R U C T U R E F U N D

SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2008 (UNAUDITED)

COMMON STOCK (97.6%)	Shares	Market Value($)
Australia (5.6%)
Asciano Group	303,100	1,008,270
BHP Billiton, Ltd.	13,100	548,800
Duet Group	804,661	1,990,189
Macquarie Airports	2,173,702	4,292,683
Rio Tinto, Ltd.	4,000	519,590
Transurban Group	1,000,208	4,055,947
		12,415,479
Brazil (0.8%)
Companhia de Saneamento Basico do Estado de Sao Paulo - Sponsored ADR	33,587	1,718,311

Canada (10.2%)
Enbridge, Inc.	125,200	5,409,740
Pembina Pipeline, Inc.	129,800	2,279,806
Potash Corp. of Saskatchewan, Inc.	12,800	2,925,696
TransCanada Corp.	310,500	12,027,802
		22,643,044
China (3.0%)
Dalian Port (PDA) Co., Ltd.	798,000	445,195
Jiangsu Express Co., Ltd.	1,404,000	1,150,606
Shenzhen Expressway Co., Ltd.	2,732,000	1,597,733
Sichuan Expressway Co., Ltd.	7,764,000	2,230,448
Zhejiang Expressway Co., Ltd.	1,450,100	1,117,716
		6,541,698
France (7.1%)
Aeroports de Paris	11,661	1,091,303
Societe des Autoroutes Paris-Rhin-Rhone	11,600	1,100,935
Suez SA	142,860	9,725,834
Veolia Environnement	67,931	3,810,784
		15,728,856
Germany (10.4%)
E.ON AG	63,625	12,837,396
Fraport AG	34,230	2,322,815
RWE AG	53,100	6,707,518
Siemens AG	10,500	1,165,822
		23,033,551
Hong Kong (4.3%)
China Agri-Industries Holdings, Ltd.[1]	1,616,000	1,181,340
China Green (Holdings), Ltd.	909,000	1,079,527
Guangdong Investment, Ltd.	2,750,000	1,114,495
Pacific Basin Shipping, Ltd.	1,132,000	1,617,298
PYI Corp., Ltd.	5,902,000	1,173,247
Sinofert Holdings, Ltd.	1,474,000	1,143,695
Tianjin Development Holdings, Ltd.	3,352,000	2,127,981
		9,437,583
Italy (7.6%)
Atlantia SpA	291,000	8,810,546
Autostrada Torino-Milano SpA	153,721	2,659,876
Enel SpA	549,682	5,227,319
		16,697,741

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2008 (UNAUDITED)

COMMON STOCK (CONTINUED)	Shares	Market Value($)
Japan (3.3%)
Central Japan Railway Co.	110	1,212,035
Kamigumi Co., Ltd.	517,300	3,911,964
Komatsu, Ltd.	79,100	2,204,982
		7,328,981
Malaysia (0.6%)
Plus Expressways Berhad	1,577,000	1,250,017

Mexico (1.1%)
America Movil SAB de CV	430,600	1,137,762
Grupo Aeroportuario del Sureste SAB de CV	236,000	1,223,124
		2,360,886
Netherlands (2.4%)
Chicago Bridge & Iron Co. NV	26,800	1,067,176
Koninklijke Vopak NV	40,519	2,746,392
Smit Internationale NV	16,644	1,624,725
		5,438,293
Russia (2.4%)
Mobile TeleSystems - ADR	12,550	961,455
Gazprom OAO - Sponsored ADR	56,800	3,294,400
Vimpel-Communications - ADR	33,700	1,000,216
		5,256,071
Singapore (1.3%)
SMRT Corp., Ltd.	1,284,000	1,755,349
Straits Asia Resources, Ltd.	423,000	1,097,490
		2,852,839
Spain (8.8%)
Abertis Infraestructuras SA	470,833	11,171,485
Iberdrola SA	613,753	8,223,444
		19,394,929
Switzerland (0.2%)
Holcim, Ltd.	6,700	542,729

Thailand (0.8%)
Electricity Generating Public Co., Ltd.	732,700	1,851,747

United Kingdom (6.1%)
BBA Aviation PLC	471,357	1,190,011
Centrica PLC	728,454	4,501,600
National Grid PLC	380,765	5,009,367
Scottish & Southern Energy PLC	97,100	2,713,501
		13,414,479
United States (21.6%)
American Electric Power Co., Inc.	53,100	2,136,213
American Water Works Co., Inc.	41,000	909,380
CF Industries Holdings, Inc.	17,100	2,612,880
El Paso Corp.	395,500	8,598,170
EMCOR Group, Inc.[1]	58,500	1,669,005
Entergy Corp.	13,125	1,581,300
Exelon Corp.	37,050	3,333,018
Fluor Corp.	2,200	409,376
Foster Wheeler, Ltd.[1]	7,000	512,050

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L I N F R A S T R U C T U R E F U N D

SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2008 (UNAUDITED) CONTINUED

COMMON STOCK (CONTINUED)	Shares	Market Value($)
United States (continued)
FPL Group, Inc.	49,400	3,239,652
General Electric Co.	38,600	1,030,234
Public Service Enterprise Group, Inc.	60,900	2,797,137
Ship Finance International, Ltd.	35,500	1,048,315
Spectra Energy Corp.	77,033	2,213,928
Terra Industries, Inc.	22,500	1,110,375
Tortoise Capital Resources Corp.	221,801	2,639,432
Transocean, Inc.[1]	8,200	1,249,598
Williams Cos, Inc.	268,115	10,807,716
		47,897,779

Total Common Stock (Cost $220,331,987)		215,805,013

Total Investments in Securities (cost $220,331,987) – 97.6%		215,805,013
Other Assets in excess of Liabilities – 2.4%		5,277,421
NET ASSETS – 100.0%		221,073,373

ADR - American Depository Receipt
1 Represents non-income producing securities.

WRITTEN CALL OPTIONS (%)	Contracts
Exelon Corp., $90, Exp. 08/2008[1]	100	40,880

Total Written Call Options (premium received $40,880)		40,880

FAS 157 - SUMMARY OF FAIR VALUE EXPOSURE AT JUNE 30, 2008

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Quoted prices in active markets for identical securities.
Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2008:

	Investments in	Other Financial
Description	Securities	Instruments++
Level 1 - Quoted prices	$188,153,838	$–
Level 2 - Other significant observable inputs	$27,651,175	$–
Level 3 - Significant unobservable inputs	$–	$–
Total	$215,805,013	$–

++ Other Financial Instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS BY INDUSTRY - JUNE 30, 2008 (UNAUDITED)

Industry	% of Net Assets
Oil & Gas Storage & Trans.	19.2%
Electric Utilities	17.8%
Highways and Railtracks	15.9%
Multi-Utilities	15.6%
Airport Services	4.6%
Marine Ports and Services	4.4%
Fertilizers & Agricultural Chemicals	3.0%
Construction and Engineering	2.2%
Industrial Conglomerates	2.0%
Water Utilities	1.7%
Agricultural Products	1.5%
Integrated Oil & Gas	1.5%
Wireless Telecom Services	1.4%
Railroads	1.3%
Investment Companies	1.2%
Construction and Farm Machinery	1.0%
Indy Pwr Prod. & Energy Traders	0.8%
Marine	0.7%
Oil & Gas Drilling	0.6%
Coal & Consumable Fuels	0.5%
Diversified Metals and Mining	0.5%
Construction Materials	0.2%

Total Investments in Securities	97.6%
Other Assets less Liabilities	2.4%
Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2008 (UNAUDITED)

ASSETS
Investments, at value (cost $220,331,987)	$215,805,013
Cash	112,449
Foreign currency, at value (cost $4,622,154)	4,637,243
Interest and dividends receivable	966,287
Receivables from investment securities sold	18,706,611
Receivable for capital shares issued	1,773,006
Prepaid expenses	58,014
Total Assets	242,058,623
LIABILITIES
Demand loan payable to bank	2,625,962
Payables for investments purchased	17,882,855
Payable for options written (proceeds $40,880)	40,880
Payable for capital shares redeemed	155,563
Accrued expenses and other payables
Investment advisory fees	112,969
Distribution fees	53,056
Administrative services plan fee	5,765
Other accrued expenses	108,200
Total Liabilities	20,985,250
NET ASSETS	$221,073,373
Capital	$234,179,299
Undistributed net investment income	62,239
Accumulated net realized loss on investments	(8,656,280)
Net unrealized appreciation on investments	(4,526,974)
Net unrealized appreciation on foreign currency	15,089
Net Assets	$221,073,373
Class A
Net Assets	$112,793,349
Shares outstanding	4,526,060
Redemption price per share	$24.92
Maximum Sales Charge-Class A	5.75%
Maximum Offering Price
[100%/(100%-Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$26.44
Class B
Net Assets	$5,601,613
Shares outstanding	225,437
Offering and redemption price per share[1]	$24.85
Class C
Net Assets	$30,742,456
Shares outstanding	1,237,148
Offering and redemption price per share[1]	$24.85
Class Y
Net Assets	$71,935,955
Shares outstanding	2,881,125
Offering and redemption price per share[1]	$24.97

1 Redemption price per share varies by length of time shares are held.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS - SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

INVESTMENT INCOME
Dividend income (net of foreign tax withheld of $412,720)	$3,204,542
Interest income	19,073
Total Investment Income	3,223,615

EXPENSES
Investment advisory fees	705,232
Distribution fees
Class A	115,224
Class B	24,806
Class C	138,397
Administration, fund accounting and transfer agent fees	113,147
Administrative services plan fees	47,989
State registration fees	49,135
Custodian fees	61,808
Reports to shareholders	11,235
Legal fees	18,274
Audit fees	23,223
Insurance expense	728
Trustees’ fees	7,205
Other expenses	9,532
Total operating expenses before waivers	1,325,935
Less: Expenses reimbursed by the Adviser	(69,415)
Interest expense	6,969
Net Expenses	1,263,489
Net Investment Income	1,960,126

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments	(8,591,833)
Net realized gain from foreign currency transactions	99,611
Change in unrealized appreciation (depreciation) from investments	(7,993,744)
Change in unrealized appreciation (depreciation)
from foreign currency	323
Net realized/unrealized loss from investments	(16,485,643)
Change in net assets resulting from operations	$(14,525,517)

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L I N F R A S T R U C T U R E F U N D

STATEMENT OF CHANGES IN NET ASSETS

		June 29, 2007*
	Six Months Ended	Through
INCREASE (DECREASE) IN NET ASSETS FROM:	June 30, 2008	December 31, 2007
	(Unaudited)
OPERATIONS
Net realized gain from investments	$ 1,960,126	$ 321,969
Net realized gain (loss) from securities sold short	(8,591,833)	186,924
Net realized gain on foreign currency transactions	99,611	31,286
Change in unrealized appreciation (depreciation) from investments	(7,993,744)	3,466,770
Change in unrealized appreciation (depreciation) from foreign currency	323	14,766
Change in net assets resulting from operations	(14,525,517)	4,021,715

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(983,732)	(275,496)
From net realized gain from investments	–	(175,316)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(31,303)	(11,489)
From net realized gain from investments	–	(11,489)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(167,510)	(54,695)
From net realized gain from investments	–	(54,694)
DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
From net investment income	(711,778)	(78,708)
From net realized gains from investments	–	(45,913)
Change in net assets from distributions to shareholders	(1,894,323)	(707,800)

CAPITAL TRANSACTIONS
Proceeds from shares issued	136,045,702	115,434,804
Shares issued in reinvestment of distributions	1,667,104	567,470
Payments for shares redeemed	(17,805,216)	(1,771,687)
Redemption fees	35,681	5,441
Change in net assets from capital transactions	119,943,271	114,236,028
Change in net assets	103,523,431	117,549,943
NET ASSETS
Beginning of period	117,549,942	–
End of period	$221,073,373	$117,549,942
Undistributed net investment income	$ 62,239	$ (3,564)

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS CONTINUED

		June 29, 2007*
	Six months ended	Through
CAPITAL TRANSACTIONS	June 30, 2008	December 31, 2007
	(Unaudited)
CLASS A
Proceeds from shares issued	$61,812,667	$69,020,572
Dividends reinvested	838,431	350,593
Cost of shares redeemed	(12,481,833)	(1,163,757)
Redemption fees	10,515	3,643
Change	$50,179,780	$68,211,051

CLASS B
Proceeds from shares issued	$1,704,701	$4,749,214
Dividends reinvested	22,519	19,672
Cost of shares redeemed	(415,107)	(187,198)
Redemption fees	84	142
Change	$1,312,197	$4,581,830

CLASS C
Proceeds from shares issued	$10,918,162	$22,987,379
Dividends reinvested	135,406	91,874
Cost of shares redeemed	(1,668,526)	(259,346)
Redemption fees	596	1,043
Change	$9,385,638	$22,820,950

CLASS Y
Proceeds from shares issued	$61,610,172	$18,677,639
Dividends reinvested	670,748	105,331
Cost of shares redeemed	(3,239,750)	(161,386)
Redemption fees	24,486	612
Change	$59,065,656	$18,622,196

SHARE TRANSACTIONS
CLASS A
Issued	2,387,413	2,628,628
Reinvested	33,324	12,980
Redeemed	(492,480)	(43,805)
Change	1,928,257	2,597,803

CLASS B
Issued	65,337	182,398
Reinvested	897	730
Redeemed	(16,178)	(7,747)
Change	50,056	175,381

CLASS C
Issued	425,425	877,567
Reinvested	5,397	3,408
Redeemed	(64,707)	(9,942)
Change	366,115	871,033

CLASS Y
Issued	2,288,191	698,217
Reinvested	26,606	3,897
Redeemed	(129,603)	(6,183)
Change	2,185,194	695,931

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L I N F R A S T R U C T U R E F U N D

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities:				Less Dividends

	Net Asset			Net Realized/
	Value,	Net		Unrealized	Total From	Net	Net
	Beginning of	Investment		Gains on	Investment	Investment	Realized
	Period	Income		Investments	Activities	Income	Gains
Kensington Global Infrastructure Fund Class A
Period Ended June 30, 2008[1]	$27.10	0.34	(e)	(2.30)	(1.96)	(0.22)	–
Period Ended December 31, 2007**	$25.00	0.20	(e)	2.08	2.28	(0.11)	(0.07)

Kensington Global Infrastructure Fund Class B
Period Ended June 30, 2008[1]	$27.04	0.24	(e)	(2.29)	(2.05)	(0.14)	–
Period Ended December 31, 2007**	$25.00	0.10	(e)	2.08	2.18	(0.07)	(0.07)

Kensington Global Infrastructure Fund Class C
Period Ended June 30, 2008[1]	$27.04	0.24	(e)	(2.29)	(2.05)	(0.14)	–
Period Ended December 31, 2007**	$25.00	0.10	(e)	2.08	2.18	(0.07)	(0.07)

Kensington Global Infrastructure Fund Class Y
Period Ended June 30, 2008[1]	$27.11	0.37	(e)	(2.26)	(1.89)	(0.25)	–
Period Ended December 31, 2007**	$25.00	0.24	(e)	2.06	2.30	(0.12)	(0.07)

**	From commencement of operations on June 29, 2007.
(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	Computed using the average share method.
^	Less than $0.01 per share.
[1]	Unaudited

The accompanying notes are an integral part of these financial statements.

from:						Ratios/Supplemental Data
									Ratio of Net
							Ratio of	Ratio of	Investment
							Expenses to	Expenses to	Income to
							Average Net	Average Net	Average Net
							Assets -	Assets -	Assets -
							Includes	Excludes	Includes
						Net Assets,	Waived	Waived	Waived
Return			Net Asset	Total		End of	Fees and	Fees and	Fees and	Portfolio
of	Total	Redemption	Value,	Return		Period	Reimbursed	Reimbursed	Reimbursed	Turnover
Capital	Distributions	Fees	End of Period	(a) (b)		(000’s)	Expenses (c)	Expenses (c)	Expenses (c)	(b) (d)

–	(0.22)	–^	$24.92	(7.20%	)	$112,798	1.51%	1.58%	2.61%	63.22%
–	(0.18)	–^	$27.10	9.12%		$ 70,389	1.49%	1.81%	1.53%	41.61%

–	(0.14)	–^	$24.85	(7.55%	)	$ 5,602	2.26%	2.33%	1.86%	63.22%
–	(0.14)	–^	$27.04	8.68%		$ 4,741	2.24%	2.56%	0.78%	41.61%

–	(0.14)	–^	$24.85	(7.59%	)	$ 30,744	2.26%	2.33%	1.86%	63.22%
–	(0.14)	–^	$27.04	8.72%		$ 23,550	2.24%	2.56%	0.78%	41.61%

–	(0.25)	–^	$24.97	(6.98%	)	$ 71,939	1.26%	1.33%	2.86%	63.22%
–	(0.19)	–^	$27.11	9.20%		$ 18,870	1.24%	1.56%	1.78%	41.61%

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L I N F R A S T R U C T U R E F U N D

OTHER SHARE CLASS RESULTS – UNAUDITED

Average Annualized Returns In Percent		Since
For Period Ended 6/30/08	1	Inception
With All Distributions Reinvested	Year	(6/29/07)
Class B Shares
not reflecting applicable CDSC[1]	0.47	0.47
reflecting applicable CDSC	-4.50	-3.49
Expense Ratio as of 12/31/07[2]: 2.24% net operating expenses 2.56% gross operating expenses

Class C Shares
not reflecting applicable CDSC[1]	0.47	0.47
reflecting applicable CDSC	0.47	0.47
Expense Ratio as of 12/31/07[2]: 2.24% net operating expenses 2.56% gross operating expenses

Class Y Shares	1.58	1.58
Expense Ratio as of 12/31/07[2]: 1.24% net operating expenses 1.56% gross operating expenses

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

1 CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.
2 The Adviser has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class A shares at 1.50%.

T H E K E N S I N G T O N F U N D S

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

The Kensington Funds (the “Funds”) were organized on April 1, 2003 as a Delaware statutory trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified open-end management investment company. The accompanying financial statements are those of the Kensington Real Estate Securities Fund, the Kensington Select Income Fund, the Kensington Strategic Realty Fund, the Kensington International Real Estate Fund, the Kensington Global Real Estate, and the Kensington Global Infrastructure Fund (individually, a “Fund”, collectively, the “Funds”). Prior to April 1, 2003, the Funds were a separate series of the Coventry Group, a Massachusetts business trust, registered under the 1940 Act as a diversified, open-end management investment company. The Funds are authorized to issue an unlimited number of beneficial interests with no par value. Each Fund offers four classes of shares: Class A, Class B, Class C, and Class Y shares. Class A shares are sold with a maximum front-end load charge of 5.75%. Class B shares are sold without a front-end load but have a deferred sales charge of 5.00%. Class C shares are sold without a front-end load, but have a deferred sales charge of 1.00% that is applied to redemptions within one year of purchase. Class Y shares are sold without a maximum front-end load and no deferred sales charge. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan.

The investment objective of the Kensington Real Estate Securities Fund is capital appreciation and current income through investing in a portfolio of real estate securities.

The investment objective of the Kensington Select Income Fund is current income and potential modest long-term growth of capital.

The investment objective of the Kensington Strategic Realty Fund is total return through a combination of high current income relative to other equity investment alternatives, plus long term growth of capital.

The investment objective of the Kensington International Real Estate Fund is total return through growth of capital and current income.

The investment objective of the Kensington Global Real Estate Fund is total return through growth of capital and current income.

The investment objective of the Kensington Global Infrastructure Fund is total return through growth of capital and current income.

2. SIGNIFICANT ACCOUNTING PRINCIPLES

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

T H E K E N S I N G T O N F U N D S

Securities Valuation

The Funds invest primarily in real estate securities, including securities issued by real estate investment trusts (REITs), master limited partnerships and other real estate companies. Investments in these issuers include common, convertible and preferred stock and debt securities, rights or warrants to purchase common stock, and limited partnership interests. Portfolio equity securities for which market quotations are readily available are valued based upon their last sales price in their principal market. Lacking any sales, these securities are valued at the mean between the most recent bid and asked quotations. Debt securities with remaining maturities of 60 days or less will be valued at their amortized cost. Other debt securities are generally valued by pricing agents based on valuations supplied by broker-dealers or calculated by electronic methods. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in the best judgment of Kensington Investment Group, Inc. (the “Adviser”) under the supervision of the Funds’ Board of Trustees (the “Board”). In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. It is possible that the fair value determined for a security as materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

The Portfolios adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective with the beginning of the Portfolios’ fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. Please refer to each Fund’s Schedule of Investments for additional information.

Forward Foreign Currency Exchange Contracts

The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are “marked-to-market” daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.

Repurchase Agreements

The Funds may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund’s behalf. The Funds monitor the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Funds will only enter into repurchase agreements with banks and other financial institutions which are deemed by the Advisor to be creditworthy pursuant to guidelines established by the Board.

Security Transactions and Related Income

Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.

Transactions in foreign currencies are translated at the rates of exchange prevailing at the time of the transaction.

The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Written Options

Each Fund may purchase options, write (sell) “covered” call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by decline in the market value of the underlying security during the option period. A Fund will realize a profit or loss from a closing purchase option if the cost of the transaction is less or more than the premium received from the writing of the option. During the six months ended June 30, 2008, only Kensington Strategic Realty Fund held options.

The following is a summary of option activity for the six months ended June 30, 2008, by the Fund:

KENSINGTON STRATEGIC REALTY FUND
Call Options	Contract	Premiums
Balance at beginning of year	–	–
Options written	5,586	1,220,864
Options closed	(5,586)	(1,220,864)
Options expired	–	–
Options exercised	–	–
Options outstanding at the end of year	–	–

KENSINGTON GLOBAL INFRASTRUCTURE FUND
Call Options	Contract	Premiums
Balance at beginning of year	–	–
Options written	100	40,880
Options closed	–	–
Options expired	–	–
Options exercised	–	–
Options outstanding at the end of period	100	40,880

Short Sale Transactions

A short sale is a transaction in which a Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. To complete a short sale, a Fund must borrow the security to deliver to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. A Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in value between those dates. A Fund must pay any dividends or interest payable to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. A Fund maintains the collateral in a segregated account with its custodian and broker, consisting of cash or obligations of the U.S. Government, its agencies or instrumentalities sufficient to collateralize its obligation on the short positions.

T H E K E N S I N G T O N F U N D S

Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. On June 30, 2008, the Kensington Select Income Fund and the Kensington Strategic Realty Fund held restricted securities representing 3.4%, and 6.3% of net assets, respectively. The restricted securities held as of June 30, 2008 are identified below:

KENSINGTON STRATEGIC REALTY FUND
	Acquisition	Acquisition	Number of Shares/
Security	Date	Cost	Principal Amount	Value
Asset Capital Corporation, Inc.	06/05	$12,929,562	1,521,125	$4,167,882
Cedarwoods CRE CDO Ltd., 0%, due 2/25/52	02/07	$7,500,000	7,500,000	$4,119,000
Cypress Sharpridge Investments	12/06	$13,924,000	510,533	$7,964,312

KENSINGTON SELECT INCOME FUND
	Acquisition	Acquisition	Number of Shares/
Security	Date	Cost	Principal Amount	Value
Eagle Hospitality Preferred, Series A, 8.25%	06/05	$16,007,750	641,300	$8,644,724
Equity Residential Properties Pfd, Series K, 8.29%	02/08	$7,298,145	141,300	$7,612,537
Innkeepers USA Trust, Series C, 8.00%	07/07	$3,355,873	131,500	$1,624,025

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid quarterly for the Real Estate Securities Fund, the Strategic Realty Fund and the Select Income Fund. Dividends from net investment income, if any, are declared and paid semi-annually for the International Real Estate Fund. Net realized capital gains, if any, are declared and distributed at least annually. Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP.

In the fiscal year ended December 31, 2007, a portion of the distribution paid from the Select Income Fund was from net investment income and a portion of the distribution was paid from return of capital. The Statement of Changes in Net Assets for the Select Income Fund for the year ended December 31, 2007 has been adjusted to reclassify a portion of the distribution from net investment income to distribution from return of capital. The reclassifications are summarized in the table below:

	Previously Reported	As Revised
Class A - Distributions from net investment income	(30,340,522)	(23,926,274)
Class A - Distributions from return of capital	–	(6,414,248)
Class B - Distributions from net investment income	(4,011,051)	(3,043,296)
Class B - Distributions from return of capital	–	(967,755)
Class C - Distributions from net investment income	(13,961,528)	(10,525,388)
Class C - Distributions from return of capital	–	(3,436,140)
Class D - Distributions from net investment income	(3,071,937)	(2,208,033)
Class D - Distributions from return of capital	–	(863,904)

These reclassifications had no effect on the Select Income Fund’s net assets, net asset value per share, total return or the change in net assets from distributions to shareholders.

Securities Lending

To generate additional income, the Funds may lend up to 33.33% of the value of securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government securities or other liquid, high-grade debt securities or by a letter of credit in favor of the Funds at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.

When cash is received as collateral for securities loaned, the Fund may invest such cash in short-term U.S. government securities, repurchase agreements or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan.

There may be risks, such as delay or an inability to regain the securities or even loss of rights in the collateral, should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board and when, in the judgement of the Adviser, the consideration which can be earned currently from such securities loaned justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered illiquid investments. As of June 30, 2008, the Funds had equity securities on loan as follows:

Fund	Market Value	Collateral
Kensington Strategic Realty Fund	$61,903,102	$63,435,488	*
Kensington Select Income Fund	$12,753,585	$13,529,927	*

*    The cash collateral received was invested in repurchase agreements at June 30, 2008.

Expenses

Expenses that are directly related to a Fund are charged directly to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based upon relative net assets or another appropriate basis. Expenses directly attributable to a class of shares are charged directly to that class.

Guarantees and Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

Redemption Fees

The Funds impose a short-term redemption fee on shares purchased and held less than 75 days. The fee is 1% of the redemption value and is deducted from the redemption proceeds.

Administrative Services Plan

The Funds have adopted an Administrative Services Plan pursuant to which each Fund (or Class of shares thereof) is authorized to make payments to certain entities which may include banks, broker-dealers and other types of service providers for providing administrative services with respect to shares of the Funds attributable to or held in the name of the service provider for its clients or customers with whom they have a servicing relationship. Under the terms of Administrative

T H E K E N S I N G T O N F U N D S

Services Plan, each Fund (or Class of shares thereof) is authorized to make payments up to a maximum rate of .25% of the average daily net assets of the Fund attributable to or held in the name of the service provider for providing the types of applicable administrative services covered under the terms of the Plan.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 2008 were as follows:

Fund	Purchases	Sales
Kensington Real Estate Securities Fund	$21,742,672	$33,819,239
Kensington Strategic Realty Fund	$332,734,360	$391,658,347
Kensington Select Income Fund	$214,317,128	$128,733,242
Kensington International Real Estate Fund	$126,096,364	$152,071,200
Kensington Global Real Estate Fund	$24,584,472	$18,663,684
Kensington Global Infrastructure Fund	$219,925,107	$99,705,163

4. RELATED PARTY TRANSACTIONS

Investment advisory services are provided to the Funds by the Adviser, which receives investment management fees for their services pursuant to the terms of the Investment Advisory Agreements for each of the Funds (the “Advisory Agreements”). The investment advisory fees, which are computed daily and paid monthly, are payable at the following annual rates for the Funds, calculated as a percentage of each particular Fund’s average daily net assets: Real Estate Securities Fund, 0.85%; Select Income Fund, International Real Estate Fund and Global Real Estate Fund, 1.00%; and Global Infrastructure Fund, 0.90%. The investment advisory fee for the Strategic Realty Fund is described more fully immediately below.

Pursuant to the Strategic Realty Fund’s Investment Advisory Agreement, the Fund pays the Adviser a monthly advisory fee with two components, a base component and a performance-based component, so that if the Fund’s investment performance is greater than the investment record of the Fund’s benchmark index, the FTSE NAREIT Composite Index, the Adviser earns more, and if it is less than that of the index, the Adviser earns less. The first component of the Strategic Realty Fund’s advisory fee is a “base fee,” paid monthly, equal to a monthly rate based on an annual percentage rate of 1.50% of daily net assets averaged over the most recent month (i.e., the current month for which the fee is being calculated). The second component is a performance adjustment that either increases or decreases the base fee, depending on how the Fund performed (calculated on Class A share performance for these purposes) relative to its benchmark index over a rolling 12-month period ending on the end of the most recent month (the “performance period”). The performance adjustment, which is equal, on an averaged monthly basis, to 1/12th of 15% of the difference between the performance of the Fund and the investment record of the benchmark (rounded to the third decimal place), is calculated on the Strategic Realty Fund’s net assets averaged over the performance period. The performance adjustment reaches a maximum positive or negative average monthly adjustment of 1/12th of 1.00% of the Fund’s daily net assets averaged over the performance period if the Fund outperforms, or underperforms, the investment record of the benchmark by 6.667 percentage points or more over the performance period. As the base fee and the performance adjustment are accrued daily (and not monthly), actual rates vary monthly based upon the number of days in a particular month, but, on a monthly basis, are equal, on average, to 1/12th of an annual rate.

The Adviser has contractually agreed, until December 31, 2010, to waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund’s Total Fund Operating Expenses as noted below, excluding increases due to performance fee adjustments, brokerage costs, interest, taxes, and dividends and extraordinary expenses:

		Total Operating
Fund	Share Class	Expenses
Kensington Real Estate Securities Fund	Class A	1.45%
Kensington Real Estate Securities Fund	Class B	2.20%
Kensington Real Estate Securities Fund	Class C	2.20%
Kensington Real Estate Securities Fund	Class Y	1.20%
Kensington Strategic Realty Fund	Class A	2.25%
Kensington Strategic Realty Fund	Class B	3.00%
Kensington Strategic Realty Fund	Class C	3.00%
Kensington Strategic Realty Fund	Class Y	2.00%
Kensington Select Income Fund	Class A	1.60%
Kensington Select Income Fund	Class B	2.35%
Kensington Select Income Fund	Class C	2.35%
Kensington Select Income Fund	Class Y	1.35%
Kensington International Real Estate Fund	Class A	1.65%
Kensington International Real Estate Fund	Class B	2.40%
Kensington International Real Estate Fund	Class C	2.40%
Kensington International Real Estate Fund	Class Y	1.40%
Kensington Global Real Estate Fund	Class A	1.50%
Kensington Global Real Estate Fund	Class B	2.25%
Kensington Global Real Estate Fund	Class C	2.25%
Kensington Global Real Estate Fund	Class Y	1.25%
Kensington Global Infrastructure Fund	Class A	1.50%
Kensington Global Infrastructure Fund	Class B	2.25%
Kensington Global Infrastructure Fund	Class C	2.25%
Kensington Global Infrastructure Fund	Class Y	1.25%

The Funds have agreed to pay or repay fees that were waived or reimbursed for a period up to three years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the above limits. For the period ended June 30, 2008, the amounts reimbursed to the Advisor remaining available for reimbursement were as follows:

	Reimbursed To (From) Adviser	Remaining Available
Fund	Period Ended June 30, 2008	for Reimbursement
Kensington Real Estate Securities Fund	$(59,300)	$63,236
Kensington International Real Estate Fund	$(14,974)	$14,974
Kensington Global Real Estate Fund	$(99,646)	$285,355
Kensington Global Infrastructure Fund	$(69,415)	$145,725

In 2004, the Adviser informed the Funds’ Board of Trustees that it had received an inquiry from the staff of the Securities and Exchange Commission (“Staff”) regarding the advisory fee computations for the Strategic Realty Fund made by the prior Fund administrator. Specifically, the Staff expressed the belief that the advisory fee computations by the prior Fund administrator may be incorrect. In January 2006, the Adviser made a payment of $790,962 to the Strategic Realty Fund in satisfaction of the settlement amount mutually agreed upon by the Adviser and the Staff. During the Fiscal year ended December 31, 2007, the Strategic Realty Fund received proceeds from a settlement related to this matter in the amount of $395,000 from the Fund’s prior administrator.

T H E K E N S I N G T O N F U N D S

The Adviser has voluntarily agreed to reimburse the Strategic Realty Fund for certain legal fees and expenses up to $100,000. The Adviser will not seek repayment for the reimbursed legal fees and expenses. For the six months ended June 30, 2008, the Adviser reimbursed the Fund $4,760 of such fees.

US Bancorp Fund Services, LLC (“USBFS”) serve as the Funds’ administrator, transfer agent and fund accountant. Quasar Distributors, LLC, an affiliate of USBFS, serve as the Funds’ distributor (the “Distributor”) and principal underwriter.

Certain Officers and Trustees of the Trust are affiliated with the Adviser. Such Officers and Trustees receive no compensation from the Trust for serving in their respective roles. An officer of the Adviser and the Trust serves as the Trust’s Chief Compliance Officer and receives an annual compensation of $150,000 from the Trust. Each of the Non-Interested Trustees receives a $3,000 fee for each Board meeting attended and any travel expenses incurred, which is allocated amongst the Funds. Each of the Non-Interested Trustees also receives a $14,000 annual retainer. The Chairman of the Audit Committee receives $625 for each Board meeting attended and an annual retainer of $8,000. If all quarterly meetings are attended, total annual compensation for each Non-Interested Trustee is $26,000 ($36,500 for the Audit Committee Chairman). Trustees are also reimbursed for expenses related to their service to the Funds.

Affiliated Company Transactions

The Kensington Select Income Fund had investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Act of 1940 as “affiliated” companies. The following is a summary of transactions for each issuer who was an affiliate during the period ended June 30, 2008:

KENSINGTON SELECT INCOME FUND

	Share	Aggregate	Aggregate	Net		Share
	Balance	Purchase	Sales	Realized		Balance	Value
Issuer	12/31/07	Cost	Cost	Gain (Loss)	Income	06/30/08	06/30/08
Highland Distressed Opportunities Inc.	1,099,722	–	4,026,088	(4,644,713)	307,312	521,990	2,996,223	*
Tortoise Capital Resources Corporation	852,500	–	7,541,131	(1,620,895)	245,477	252,150	3,000,585	*
		$–	$11,567,219	$(6,265,608)	$552,789		$5,996,808

*    Issuer was not an affiliated company at June 30, 2008.

During 2007, the Select Income Fund’s cumulative purchase of shares in Highland Distressed Opportunities, Inc. and Tortoise Capital Resources Corporation each exceeded certain applicable limits imposed under the Investment Company Act of 1940, which prohibits a registered investment company from acquiring more than 3% of the total outstanding voting stock of another registered investment company. The Fund’s purchases of these investments in excess of the applicable limitation (the “excess investments”) totaled $19,034,873. As of June 30, 2008, all of the excess investments have been sold from the Fund. The net realized loss on these positions was $6,587,361. Dividend income on these investments was $1,001,764. The Fund’s Board of Trustees is continuing to review the facts and circumstances relating to the excess investments and as of the date of this financial report the Board has not yet ascertained the extent of any actual loss or damages to the Fund resulting from such investments.

5. CONCENTRATION OF CREDIT RISK

Each Fund invests a substantial portion of assets in the equity securities of issuers engaged in the real estate industry, including REITs. As a result, the Funds may be more affected by economic developments in the real estate industry than would a diversified equity fund.

6. LEVERAGE

The Kensington Select Income Fund and Kensington Strategic Realty Fund can buy securities with borrowed money including bank overdrafts (a form of leverage). Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of a Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

Each of the Kensington Select Income Fund and Kensington Strategic Realty Fund maintains a line of credit with Custodial Trust Company up to a maximum amount of 33.33% of each Fund’s assets (total assets including borrowings, less liabilities exclusive of borrowings). Borrowings under this arrangement bear interest ranging from 0.625% to 0.75% above the Fed Funds rate. The average interest rate charged and the average outstanding demand loan payable to Custodial Trust Company for the period ended June 30, 2008 was as follows:

		Average Outstanding Demand
Fund	Average Interest Rate	Loan Payable
Kensington Strategic Realty	3.02%	$ 65,048,250
Kensington Select Income Fund	3.55%	$118,208,388

7. TAX INFORMATION

It is the policy of each Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes. Therefore, no federal income tax provision is required.

The tax character of distributions paid to shareholders during the period ended June 30, 2008 was as follows:

	Kensington	Kensington	Kensington	Kensington	Kensington	Kensington
	Real Estate	Strategic	Select	International	Global	Global
	Securities	Realty	Income	Real Estate	Real Estate	Infrastructure
Distribution Paid from:	Fund	Fund	Fund	Fund	Fund	Fund
Ordinary Income	$427,501	$6,505,406	$24,824,591	$1,704,999	$224,063	$1,894,323
Net Long Term Capital Gains	–	–	–	–	–	–
Return of Capital	–	–	–	–	–	–
TOTALS	$427,501	$6,505,406	$24,824,591	$1,704,999	$224,063	$1,894,323

The tax character of distributions paid to shareholders during the year ended December 31, 2007 was as follows:

	Kensington	Kensington	Kensington	Kensington	Kensington	Kensington
	Real Estate	Strategic	Select	International	Global	Global
	Securities	Realty	Income	Real Estate	Real Estate	Infrastructure
Distribution Paid from:	Fund	Fund	Fund	Fund	Fund	Fund
Ordinary Income	$1,093,847	$18,320,425	$38,616,727	$12,117,807	$207,474	$707,800
Net Long Term Capital Gains	5,947,118	53,886,129	–	–	2,784	–
Return of Capital	–	–	12,768,311	4,492,550	124,073	–
TOTALS	$7,040,965	$72,206,554	$51,385,038	$16,610,357	$334,331	$707,800

The amount and charter of income and capital gain distributions to be paid by the Funds are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The book/tax differences are either considered temporary or permanent in nature. Temporary differences are attributable to differing book and tax treatment for the timing of recognition of gains and losses on certain investment transactions.

T H E K E N S I N G T O N F U N D S

As of December 31, 2007 the components of accumulated earnings on a tax basis were as follows:

	Kensington	Kensington	Kensington	Kensington	Kensington	Kensington
	Real Estate	Strategic	Select	International	Global	Global
	Securities	Realty	Income	Real Estate	Real Estate	Infrastructure
Cost of Investments for Tax Purposes	$42,050,032	$403,641,540	$785,685,109	$277,228,770	$30,305,403	$109,089,678
Gross tax unrealized appreciation	7,246,440	34,637,686	471,649	24,501,823	1,154,520	5,742,046
Gross tax unrealized depreciation	(3,820,167)	(58,518,637)	(159,559,821)	(41,582,245)	(4,252,577)	(2,661,077)
Net unrealized appreciation (depreciation)	3,426,273	(23,880,951)	(159,088,172)	(17,080,422)	(3,098,057)	3,080,969
Undistributed ordinary income	–	–	–	–	–	231,877
Undistributed long-term capital gains	3,548,472	27,688,143	–	–	–	–
Total distributable earnings	3,548,472	27,688,143	–	–	–	231,877
Other accumulated gain/(loss)	(1,626,540)	(32,873,154)	(12,867,323)	(5,945,467)	(496,539)	1,069
Total accumulated gain/(loss)	$5,348,205	$(29,065,962)	$(171,955,495)	$(23,025,889)	$(3,594,596)	$3,313,915

The differences between book basis and tax basis unrealized appreciation are primarily attributable to the tax deferral of losses on wash sales, Section 1256 mark-to-market and partnership adjustments.

At December 31, 2007, the Select Income Fund and International Real Estate Fund had accumulated realized capital loss carryover of $12,867,323 and $2,652,205, respectively. These capital loss carryovers expire in 2015 for each Fund. Under the current tax laws, capital losses realized after October 31 are deferred until the first day of the following fiscal year. At December 31, 2007, the Real Estate Securities Fund, Strategic Realty Fund, International Real Estate Fund, and Global Real Estate Fund deferred, on a tax basis, post-October losses of $1,685,473, $31,994,872, $3,410,989 and $476,077, respectively.

8. SERVICE AND DISTRIBUTION PLAN

The Trust, on behalf of each Fund has adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plan, the Funds will compensate the Distributor for services provided and expenses incurred in connection with the distribution and marketing of shares of the Fund and Servicing of each Fund’s shareholders. Currently, the Distributor is compensated 0.25% per annum of the Class A shares average daily net assets and 1.00% per annum of the Class B and Class C shares average daily net assets.

9. ACCOUNTING PRONOUNCEMENT

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

In 2007, the funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on any Fund’s net assets or results of operation.

OTHER DISCLOSURES – UNAUDITED

1. PROXY VOTING POLICIES AND PROCEDURES

The Investment Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust’s Board of Trustees. You may obtain a description of these procedures, without charge, by calling toll-free 1-800-253-2949. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

2. PROXY VOTING RECORD

Information regarding how the advisors of the Funds voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-253-2949. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

3. FORM N-Q DISCLOSURE

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DEFINITIONS

Basis Point – A measure that equals one one-hundredth of one percent. For example, 20 basis points equal 0.20%.

Cash Flow – The difference between income and expenditures during a given period of time. A positive cash flow indicates that income exceeds expenses; negative cash flow indicates the opposite.

Correlation – A correlation coefficient is a measure of the interdependence of two random variables that ranges in value from –1 to +1, indicating perfect negative correlation at –1, absence of correlation at zero, and perfect positive correlation at +1.

Standard Deviation – A measure of the degree to which a fund’s return varies from its previous returns or from the average of all similar funds. The larger the standard deviation, the greater the likelihood (and risk) that a security’s performance will fluctuate from the average return.

T H E K E N S I N G T O N F U N D S

F U N D  M A N A G E M E N T – UNAUDITED

Information pertaining to the Trustees and officers of the Trust is set forth below. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll free (800) 253-2949.

Number of
		Term of	Principal	Funds in	Other
	Position(s)	Office** and	Occupation(s)	Fund Complex	Directorships
	Held with	Length of	During Past	Overseen	Held by
Name, Address and Age	the Funds	Time Served	Five Years	by Trustee	Trustee

INTERESTED TRUSTEES
John P. Kramer*	Trustee and	Since 2003	President, Kensington	6	None
4 Orinda Way	President		Investment Group, Inc.
Suite 200C			(since August 1993)
Orinda, CA 94563
Age: 51

NON-INTERESTED TRUSTEES
Frank C. Marinaro	Trustee	Since 2003	Portfolio Manager,	6	None
4 Orinda Way			Emery and Howard
Suite 200C			Portfolio Management
Orinda, CA 94563			(since 1993)
Age: 46

David R. Pearce	Trustee	Since 2003	Director of Finance,	6	None
4 Orinda Way			Weston Nurseries
Suite 200C			(since 2005) Private
Orinda, CA 94563			Investor, 2005. From
Age: 49			1996 to 2004, Vice
President, Chief
Financial Officer, and
Treasurer, Geerlings &
Wade (wine retailer)

Robert Sablowksy	Trustee	Since 2006	Senior Vice President	6	The RBB
Orinda Way			since July 2002, and		Fund, Inc.
Suite 200C			prior thereto, Executive
Orinda, CA 94563			Vice President of
Age: 70			Oppenheimer &
Co., Inc., formerly
Fahnestock & Co., Inc.
(a registered
brokerdealer).

*	Mr. Kramer is considered to be an “interested person” of the Trust as defined in the 1940 Act due to his employment with Kensington Investment Group, Inc., the Funds’ investment adviser.

**	Trustees hold their position with the Trust until their resignation or removal.

OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

Principal
	Position(s)	Term of Office**	Occupation(s)
	Held with	and Length of	During Past
Name, Address and Age	the Funds	Time Served	Five Years

Paul Gray	Vice President	Since 2003	From 1993 to present,
4 Orinda Way			Managing Director of
Suite 200C			Kensington Investment
Orinda, CA 94563			Group, Inc.
Age: 42

Craig M. Kirkpatrick	Vice President	Since 2003	From 1993 to present,
4 Orinda Way			Managing Director of
Suite 200C			Kensington Investment
Orinda, CA 94563			Group, Inc.
Age: 46

Cynthia M. Yee	Secretary,	Since 2003	From 1994 to present,
4 Orinda Way	Treasurer		Executive Vice President and
Suite 200C	and Chief		Chief Financial Officer of
Orinda, CA 94563	Compliance		Kensington Investment
Age: 42	Officer		Group, Inc.

**	Officers hold their positions with the Trust until a successor has been duly elected and qualified.

INVESTMENT ADVISER
Kensington Investment Group, Inc.
4 Orinda Way, Suite 200 C
Orinda, California 94563
(800)253-2949
(925)253-9878 Fax
info@kig.com

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
Dechert LLP
1775 I Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Suite 1600
560 Mission Street
San Francisco, CA 94105

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

This material does not constitute an offer to sell or a solicitation of an offer to buy any security. This material is authorized for distribution only when preceded or accompanied by a current prospectus for The Kensington Funds. The prospectus contains complete information including charges, expenses and ongoing fees and should be read carefully before investing. Past performance may not be indicative of future results. Investment returns and principal value will fluctuate so shares may be worth more or less than their original cost.

Investments in the funds are subject to the risks related to direct investment in real estate such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself, the funds do not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to tolerate changes in the value of their investments.

08/08

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

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Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a- 3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Kensington Funds

By	/s/ John P. Kramer
John P. Kramer, President

Date	9/02/08

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John P. Kramer
John P. Kramer, President

Date	9/02/08

By	/s/ Cynthia M. Yee
Cynthia M. Yee, Treasurer

Date	9/02/08

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